  As filed with the Securities and Exchange Commission on September 28, 2000.

                                             1933 Act Registration No. 333-16617
                                             1940 Act Registration No. 811-07747
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                   Form N-1A

      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]

      Pre-Effective Amendment No.        [_]

      Post-Effective Amendment No. 5     [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]

      Amendment No. 5                    [X]

                        (Check appropriate box or boxes)

                                --------------

                         Nuveen Multistate Trust I
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago, Illinois                   60606
  (Address of Principal Executive Office)                  (Zip Code)
       Registrant's Telephone Number, including Area Code: (312) 917-7700
  Gifford R. Zimmerman, Esq.--Vice President           With a copy to:
                and Secretary                         Thomas S. Harman
            333 West Wacker Drive                 Morgan Lewis & Bockius LLP
           Chicago, Illinois 60606                     1800 M Street, N.W.
   (Name and Address of Agent for Service)          Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant   [_]  on (date) pursuant to paragraph
     to paragraph (b)                        (a)(1)
[_]  on        ,      pursuant to       [_]  75 days after filing pursuant to
     paragraph (b)                           paragraph (a)(2)
                                        [_]  on (date) pursuant to paragraph
                                             (a)(2) of Rule 485.

If appropriate, check the following box:
[_]  60 days after filing pursuant to paragraph (a)(1)
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                            FILE NO. 333-16617

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                            FILE NO. 811-07747

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Combined Prospectus For:

                    Nuveen Arizona Municipal Bond Fund

                    Nuveen Colorado Municipal Bond Fund

                    Nuveen New Mexico Municipal Bond Fund

                 The Prospectus For:

                    Nuveen Florida Municipal Bond Fund

                 The Combined Prospectus For:

                    Nuveen Maryland Municipal Bond Fund

                    Nuveen Pennsylvania Municipal Bond Fund

                    Nuveen Virginia Municipal Bond Fund

                 Part B-The Statement of Additional Information

                 Copy of the Annual Report to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                                                                  NUVEEN
                                                                     Investments

Municipal Bond
Funds


PROSPECTUS  SEPTEMBER 28, 2000

Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]


INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/SM/


Arizona
Colorado
New Mexico



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                 1
 ..............................................................

Nuveen Arizona Municipal Bond Fund                           2
 ..............................................................
Nuveen Colorado Municipal Bond Fund                          4
 ..............................................................
Nuveen New Mexico Municipal Bond Fund                        6
 ..............................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                        8
 ..............................................................
What Securities We Invest In                                 9
 ..............................................................
How We Select Investments                                   10
 ..............................................................
What the Risks Are                                          11
 ..............................................................

How We Manage Risk                                          12
 ..............................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                 13
 ..............................................................
How to Reduce Your Sales Charge                             14
 ..............................................................
How to Buy Shares                                           15
 ..............................................................
Systematic Investing                                        15
 ..............................................................

Systematic Withdrawal                                       17
 ..............................................................
Special Services                                            17
 ..............................................................
How to Sell Shares                                          18
 ..............................................................

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                          20
 ..............................................................
Distribution and Service Plans                              21
 ..............................................................
Net Asset Value                                             22
 ..............................................................
Fund Service Providers                                      22
 ..............................................................

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                    23
 ..............................................................

Appendix  Additional State Information                      26
 ..............................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                              September 28, 2000


Section 1  The Funds


                  Nuveen Arizona Municipal Bond Fund
                  Nuveen Colorado Municipal Bond Fund
                  Nuveen New Mexico Municipal Bond Fund



Introduction


This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                         Section 1  The Funds  1

Nuveen Arizona Municipal Bond Fund


Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Arizona bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

   . Earn regular monthly tax-free dividends;

   . Preserve investment capital over time;

   . Reduce taxes on investment income; or

   . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   . Pursue long-term growth;

   . Invest through an IRA or 401(k) plan; or

   . Avoid fluctuations in share price.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

                            Class A Annual Returns

1990.....  5.5%
1991..... 12.3%
1992..... 10.2%
1993..... 13.0%
1994..... -5.6%
1995..... 19.0%
1996.....  3.1%
1997.....  9.6%
1998.....  6.0%
1999..... -5.2%

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 7.58% and -5.84%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                   Average Annual Total Returns for
                 the Periods Ending December 31, 1999

Class              1 Year       5 Year       10 Year
----------------------------------------------------

Class A (Offer)    -9.20%        5.28%        6.05%
Class B            -9.55%        5.31%        6.02%
Class C            -5.76%        5.62%        5.93%
Class R            -5.04%        6.32%        6.58%
----------------------------------------------------
LB Market
 Benchmark/2/      -2.06%        6.91%        6.89%
Lipper
 Peer Group/3/     -4.29%        5.95%        6.10%

2  Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                            A           B           C            R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                          4.20%/6/    None        None         None
 ................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends               None        None        None         None
 ................................................................................
Exchange Fees                         None        None        None         None
 ................................................................................
Deferred Sales Charge/7/              None/8/       5%/9/       1%/10/     None
 ................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                             A           B           C           R
 ................................................................................
Management Fees                         .55%        .55%        .55%        .55%
 ................................................................................
12b-1 Distribution and Service Fees     .20%        .95%        .75%         --%
 ................................................................................
Other Expenses                          .35%        .35%        .35%        .36%
================================================================================
Total Annual Fund Operating
Expenses-Gross+                        1.10%       1.85%       1.65%        .91%

+  After Expense Reimbursements

   Net expenses reflect a voluntary expense limitation by
   the fund's investment adviser that may be modified or
   discontinued without notice at the adviser's discretion.
   ........................................................
   Expense Reimbursements    (.04%)  (.04%)  (.05%)  (.04%)
   ........................................................
   Total Annual Fund
   Operating Expenses-Net    1.06%   1.81%   1.60%    .87%
   ........................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                            Redemption                             No Redemption
Share Class       A         B         C         R          A         B         C         R
--------------------------------------------------------------------------------------------
1 Year         $  527    $  583    $  168    $   93     $  527    $  188    $  168    $   93
 ............................................................................................
3 Years        $  755    $  898    $  520    $  290     $  755    $  582    $  520    $  290
 ............................................................................................
5 Years        $1,001    $1,114    $  897    $  504     $1,001    $1,001    $  897    $  504
 ............................................................................................
10 Years       $1,704    $1,973    $1,955    $1,120     $1,704    $1,973    $1,955    $1,120
 ............................................................................................

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity          18.11 years
 ...............................................
Average Duration                           8.94
 ...............................................
Weighted Average Credit Quality              AA
 ...............................................
Number of Issues                            106
 ...............................................

Credit Quality

AAA/U.S. Guaranteed                         55%
 ...............................................
AA                                           6%
 ...............................................
A                                           14%
 ...............................................
BBB                                         20%
 ...............................................
NR                                           5%
 ...............................................

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation--General     14%
U.S. Guaranteed             21%
Other                       27%
Healthcare                  14%
Tax Obligation--Limited     17%
Water and Sewer              7%

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 4.21%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Arizona Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  3

Nuveen Colorado Municipal Bond Fund

Fund Overview

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Colorado bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;

 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
 . Pursue long-term growth;

 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns
1990... 5.3%
1991...11.6%
1992... 9.2%
1993...12.9%
1994...-5.8%
1995...18.4%
1996... 4.3%
1997...11.9%
1998... 6.1%
1999...-6.7%


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.45% and -5.94%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                    Average Annual Total Returns for
                  the Periods Ending December 31, 1999
                  ------------------------------------
Class                 1 Year       5 Year      10 Year
------------------------------------------------------
Class A (Offer)       -10.65%      5.56%        5.98%
Class B               -10.94%      5.66%        5.98%
Class C                -7.16%      5.98%        6.01%
Class R                -6.60%      6.60%        6.50%
------------------------------------------------------
LB Market
  Benchmark/2/         -2.06%      6.91%        6.89%
Lipper
  Peer Group/3/        -4.59%      5.92%        6.25%

4  Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                    A        B       C        R/5/
-------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                 4.20%/6/  None    None      None
-------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends          None  None    None      None
-------------------------------------------------------------
Exchange Fees                    None  None    None      None
-------------------------------------------------------------
Deferred Sales Charge/7/      None/8/ 5%/9/  1%/10/      None
-------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                        A       B       C      R
----------------------------------------------------------------
Management Fees                   .55%    .55%    .55%    .55%
----------------------------------------------------------------
12b-1 Distribution and
Service Fees                      .20%    .95%    .75%     --%
----------------------------------------------------------------
Other Expenses                    .51%    .54%    .59%    .56%
----------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross+                  1.26%   2.04%   1.89%   1.11%
----------------------------------------------------------------
 +  After Expense Reimbursements
----------------------------------------------------------------
    Expense Reimbursements       (.01%)  (.01%)  (.01%)  (.01%)
----------------------------------------------------------------
    Total Annual Fund Operating
    Expenses-Net                 1.25%   2.03%   1.88%   1.10%
----------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.



                        Redemption                    No Redemption
Share Class       A       B       C       R        A       B       C       R
--------------------------------------------------------------------------------
 1 Year         $  543  $  601  $  192  $  113  $  543  $  207   $  192  $  113
--------------------------------------------------------------------------------
 3 Years        $  803  $  954  $  594  $  353  $  803  $  640   $  594  $  353
--------------------------------------------------------------------------------
 5 Years        $1,083  $1,211  $1,021  $  612  $1,083  $1,098   $1,021  $  612
--------------------------------------------------------------------------------
 10 Years       $1,879  $2,169  $2,212  $1,352  $1,879  $2,169   $2,212  $1,352
--------------------------------------------------------------------------------


How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics


Average Effective Maturity      19.40 years
-------------------------------------------
Average Duration                       9.37
-------------------------------------------
Weighted Average Credit Quality          A+
-------------------------------------------
Number of Issues                         46
-------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                     37%
-------------------------------------------
AA                                      17%
-------------------------------------------
A                                        7%
-------------------------------------------
BBB                                     15%
-------------------------------------------
NR                                      24%
-------------------------------------------


Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

U.S. Guaranteed        24%
Housing-Multifamily    17%
Other                  29%
Housing-Single Family   9%
Healthcare             11%
Tax Obligation-Limited 10%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class
    A year-to-date return on net asset value as of 6/30/00 was 2.87%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper Colorado Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds  5

Nuveen New Mexico Municipal Bond Fund

Fund Overview

Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New Mexico bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
     . Earn regular monthly tax-free dividends;
     . Preserve investment capital over time;

     . Reduce taxes on investment income; or

     . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
     . Pursue long-term growth;

     . Invest through an IRA or 401(k) plan; or

     . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past seven years as well as annualized fund and index returns for the one- and five-year and inception periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past seven years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]

                            Class A Annual Returns

1993...  13.9%
1994...  -7.0%
1995...  17.8%
1996...   4.0%
1997...  10.2%
1998...   5.9%
1999...  -4.9%

From inception in September 1992 to December 31, 1999, the highest and lowest quarterly returns were 7.65% and -6.58%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

        Average Annual Total Returns for
       the Periods Ending December 31, 1999
       ------------------------------------
Class           1 Year  5 Year  Inception
-------------------------------------------
Class A (Offer) -8.92%  5.44%   4.81%
Class B         -9.38%  5.47%   4.75%
Class C         -5.53%  5.85%   4.97%
Class R         -4.72%  6.52%   5.54%
-------------------------------------------
LB Market
  Benchmark/2/  -2.06%  6.91%   5.89%
Lipper
  Peer Group3   -3.83%  5.73%   5.06%

6   Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                     A       B      C     R/5/
--------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                  4.20%/6/    None    None    None
--------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends           None    None    None    None
--------------------------------------------------------------
Exchange Fees                     None    None    None    None
--------------------------------------------------------------
Deferred Sales Charge/7/       None/8/   5%/9/  1%/10/    None
--------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                     A       B       C       R
-----------------------------------------------------------
Management Fees                .55%    .55%    .55%    .55%
-----------------------------------------------------------
12b-1 Distribution and
Service Fees                   .20%    .95%    .75%      -%
-----------------------------------------------------------
Other Expenses                 .44%    .47%    .46%    .46%
-----------------------------------------------------------
Total Annual Fund Operating
 Expenses-Gross+              1.19%   1.97%   1.76%   1.01%
-----------------------------------------------------------
 +  After Expense Reimbursements
-----------------------------------------------------------
    Expense Reimbursements       -    (.01%)  (.01%)  (.01%)
-----------------------------------------------------------
    Total Annual Fund Operating
    Expenses-Net              1.19%   1.96%   1.75%   1.00%
------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                    No Redemption
Share Class       A       B       C       R       A       B       C       R
-------------------------------------------------------------------------------
 1 Year         $  536  $  594  $  179  $  103  $  536  $  200  $  179  $  103
-------------------------------------------------------------------------------
 3 Years        $  782  $  934  $  554  $  322  $  782  $  618  $  554  $  322
-------------------------------------------------------------------------------
 5 Years        $1,047  $1,175  $  954  $  558  $1,047  $1,062  $  954  $  558
-------------------------------------------------------------------------------
 10 Years       $1,803  $2,094  $2,073  $1,236  $1,803  $2,094  $2,073  $1,236
-------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity      21.36 years
Average Duration                       9.02
Weighted Average Credit Quality          AA
Number of Issues                         51

Credit Quality
AAA/U.S. Guaranteed                     55%
AA                                       8%
A                                       18%
BBB                                     15%
NR                                       4%


Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation-Limited                  24%
Other                                   28%
Education and Civic Organizations       12%
Housing-Single Family                   19%
Utilities                                9%
U.S. Guaranteed                          8%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The
    Class A year-to-date return on net asset value as of 6/30/00 was 3.36%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                       Section 1  The Funds    7

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Michael S. Davern is the portfolio manager for the Arizona, Colorado, and New Mexico Funds. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for fifteen Nuveen-sponsored investment companies, including the Kansas, Louisiana, Michigan, Missouri and Wisconsin Funds.

For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

Nuveen Arizona Municipal Bond Fund      .52%
--------------------------------------------
Nuveen Colorado Municipal Bond Fund     .55%
--------------------------------------------
Nuveen New Mexico Municipal Bond Fund   .55%
--------------------------------------------


8  Section 2  How We Manage Your Money

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Bonds

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                                          Section 2  How We Manage Your Money  9

Quality Municipal Bonds
The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity
Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-Term Investments
Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Forwards and Delayed-Delivery Settlement
Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we

10  Section 2  How We Manage Your Money
believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Colorado and New Mexico Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Arizona Fund, which is a diversified fund.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

                                         Section 2  How We Manage Your Money  11

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

Investment Limitations
The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 . 25% in any one industry such as electric utilities or health care. . 10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Arizona Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

Hedging and Other Defensive Investment Strategies
Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.


12  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


What Share Classes We Offer


Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                        Authorized Dealer
                                        Sales Charge as % of    Sales Charge as % of    Commission as % of
Amount of Purchase                      Public Offering Price   Net Amount Invested     Public Offering Price
Less than $50,000                              4.20%                   4.38%                  3.70%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                 4.00%                   4.18%                  3.50%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                3.50%                   3.63%                  3.00%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                2.50%                   2.56%                  2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000              2.00%                   2.04%                  1.50%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and over                             --/1/                   --                    1.00%/1/
-------------------------------------------------------------------------------------------------------------


1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do

                                  Section 3  How You Can Buy and Sell Shares  13
not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase    0-1     1-2     2-3     3-4     4-5     5-6     Over 6
CDSC                     5%      4%      4%      3%      2%      1%      None
------------------------------------------------------------------------------


Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge         Class A Sales Charge            Class R Eligibility
Reductions                   Waivers
                                                             . Certain employees and
 . Rights of accumulation     . Nuveen Defined Portfolio        directors of Nuveen or
                               or Exchange-Traded              employees of authorized
 . Letter of intent             Fund reinvestment               dealers

 . Group purchase             . Certain employees and         . Bank trust departments
                               directors of Nuveen or
                               employees of authorized
                               dealers

                             . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or

14 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the

                                  Section 3  How You Can Buy and Sell Shares  15
deductions at any time by notifying your fund in writing. To do this, simply complete the appropriate section of the account application form or submit an Account Update Form.


From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.


From Your Paycheck

With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.


Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             [CHART APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.



16  Section 3  How You Can Buy and Sell Shares

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.


The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                  Section 3  How You Can Buy and Sell Shares  17

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone
If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

An Important Note About Telephone Transactions
Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

By Mail
You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:
 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

18  Section 3  How You Can Buy and Sell Shares

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

Redemptions In-Kind
The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Involuntary Redemption
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                  Section 3  How You Can Buy and Sell Shares  19

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax
(AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.


20  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date
Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                        To Equal a Tax-Free Yield of:
 ................................................................................
                          4.00%       4.50%       5.00%       5.50%       6.00%

        Tax Bracket:    A Taxable Investment Would Need to Yield:
--------------------------------------------------------------------------------
          28.0%           5.56%       6.25%       6.94%       7.64%       8.33%
 ................................................................................
          31.0%           5.80%       6.52%       7.25%       7.97%       8.70%
 ................................................................................
          36.0%           6.25%       7.03%       7.81%       8.59%       9.37%
 ................................................................................
          39.6%           6.62%       7.45%       8.28%       9.11%       9.93%
 ................................................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a
Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the

                                              Section 4  General Information  21
service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


22  Section 4  General Information

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Arizona Municipal Bond Fund**

Class
(Inception
Date)                        Investment Operations              Less Distributions
                        --------------------------------   ----------------------------
                                             Net
                                        Realized
                                             and                                           Ending
Year         Beginning         Net    Unrealized                  Net                         Net
Ended        Net Asset  Investment    Investment           Investment   Capital             Asset        Total
May 31,          Value      Income   Gain (Loss)   Total       Income     Gains   Total     Value    Return(a)
---------------------------------------------------------------------------------------------------------------
Class A (10/86)
   2000         $11.25        $.52        $(.94)  $(.42)       $(.52)    $(.07)  $(.59)    $10.24       (3.75)%
   1999          11.40         .53         (.09)    .44         (.54)     (.05)   (.59)     11.25        3.87
   1998          10.94         .55          .48    1.03         (.55)     (.02)   (.57)     11.40        9.56
   1997          10.73         .56          .27     .83         (.56)     (.06)   (.62)     10.94        7.85
   1996          10.85         .57         (.12)    .45         (.57)       --    (.57)     10.73        4.21

Class B (2/97)
   2000          11.24         .44         (.94)   (.50)        (.44)     (.07)   (.51)     10.23       (4.48)
   1999          11.39         .45         (.10)    .35         (.45)     (.05)   (.50)     11.24        3.12
   1998          10.94         .47          .47     .94         (.47)     (.02)   (.49)     11.39        8.67
   1997(c)       10.92         .16          .02     .18         (.16)       --    (.16)     10.94        1.64

Class C (2/94)
   2000          11.24         .46         (.94)   (.48)        (.46)     (.07)   (.53)     10.23       (4.28)
   1999          11.39         .47         (.09)    .38         (.48)     (.05)   (.53)     11.24        3.33
   1998          10.94         .49          .47     .96         (.49)     (.02)   (.51)     11.39        8.89
   1997          10.73         .50          .27     .77         (.50)     (.06)   (.56)     10.94        7.28
   1996          10.84         .51         (.11)    .40         (.51)       --    (.51)     10.73        3.75

Class R (2/97)
   2000          11.25         .54         (.94)   (.40)        (.54)     (.07)   (.61)     10.24       (3.53)
   1999          11.40         .56         (.10)    .46         (.56)     (.05)   (.61)     11.25        4.09
   1998          10.94         .57          .48    1.05         (.57)     (.02)   (.59)     11.40        9.79
   1997(c)       10.92         .19          .02     .21         (.19)       --    (.19)     10.94        1.96
---------------------------------------------------------------------------------------------------------------



Class
(Inception
Date)                     Ratios/Supplemental Data
               ----------------------------------------------
                                     Ratio of Net
                          Ratio of     Investment
                Ending    Expenses         Income
Year               Net  to Average     to Average   Portfolio
Ended           Assets         Net            Net    Turnover
May 31,          (000)   Assets(b)      Assets(b)        Rate
-------------------------------------------------------------
Class A (10/86)
   2000        $69,512       1.06%          4.89%         41%
   1999         86,452        .84           4.67          16
   1998         85,922        .83           4.87          16
   1997         82,567        .83           5.13          25
   1996         80,094        .69           5.20          38

Class B (2/97)
   2000          3,680       1.82           4.14          41
   1999          4,180       1.58           3.95          16
   1998          1,620       1.51           4.15          16
   1997(c)         347       1.62*          4.43*         25

Class C (2/94)
   2000          5,290       1.61           4.34          41
   1999          6,426       1.39           4.12          16
   1998          6,328       1.35           4.33          16
   1997          3,189       1.38           4.58          25
   1996          1,970       1.23           4.64          38

Class R (2/97)
   2000         19,076        .87           5.09          41
   1999         21,534        .64           4.87          16
   1998         20,504        .63           5.07          16
   1997(c)      19,031        .67*          5.38*         25
-------------------------------------------------------------


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.06%, 1.81%, 1.60% and .87% for classes A, B, C and R respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.90%, 4.15%, 4.35% and 5.10% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

                                             Section 5  Financial Highlights  23

Nuveen Colorado Municipal Bond Fund**

Class
(Inception
Date)                           Investment Operations         Less Distributions
                          ------------------------------  ---------------------------
                                              Net
                                         Realized
                                              and                                      Ending
Year          Beginning          Net   Unrealized                Net                      Net
Ended         Net Asset   Investment   Investment         Investment  Capital           Asset       Total
May 31,           Value       Income  Gain (Loss)  Total      Income    Gains   Total   Value   Return(a)
-----------------------------------------------------------------------------------------------------------
Class A (5/87)
        2000    $ 10.68        $ .49      $ (1.14)$ (.65)     $ (.50)  $ (.03) $ (.53) $ 9.50       (6.18)%
        1999      10.81          .50         (.10)   .40        (.50)    (.03)   (.53)  10.68        3.76
        1998      10.15          .52          .66   1.18        (.52)      --    (.52)  10.81       11.85
        1997       9.79          .53          .35    .88        (.52)      --    (.52)  10.15        9.22
        1996       9.93          .54         (.13)   .41        (.55)      --    (.55)   9.79        4.14
Class B (2/97)
        2000      10.70          .42        (1.15)  (.73)       (.42)    (.03)   (.45)   9.52       (6.88)
        1999      10.82          .42         (.08)   .34        (.43)    (.03)   (.46)  10.70        3.11
        1998      10.16          .43          .68   1.11        (.45)      --    (.45)  10.82       11.03
        1997(c)   10.21          .12         (.06)   .06        (.11)      --    (.11)  10.16         .61
Class C (2/97)
        2000      10.67          .43        (1.14)  (.71)       (.44)    (.03)   (.47)   9.49       (6.73)
        1999      10.80          .44         (.10)   .34        (.44)    (.03)   (.47)  10.67        3.19
        1998      10.15          .46          .66   1.12        (.47)      --    (.47)  10.80       11.17
        1997(c)   10.13          .16          .02    .18        (.16)      --    (.16)  10.15        1.75
Class R (2/97)
        2000      10.69          .51        (1.15)  (.64)       (.52)    (.03)   (.55)   9.50       (6.08)
        1999      10.81          .52         (.08)   .44        (.53)    (.03)   (.56)  10.69        4.08
        1998      10.16          .54          .66   1.20        (.55)      --    (.55)  10.81       11.98
        1997(c)   10.21          .15         (.06)   .09        (.14)      --    (.14)  10.16         .85
-----------------------------------------------------------------------------------------------------------

                                  Ratios/Supplemental Data
                      -------------------------------------------------
                                              Ratio of Net
                                  Ratio of      Investment
                      Ending      Expenses          Income
Year                     Net    to Average      to Average    Portfolio
Ended                 Assets           Net             Net     Turnover
May 31,                (000)     Assets(b)       Assets(b)         Rate
-----------------------------------------------------------------------------
Class A (5/87)
        2000        $ 32,448          1.26%           4.94%          54%
        1999          39,189           .96            4.61           23
        1998          37,285          1.00            4.84           19
        1997          31,229           .74            5.31           27
        1996          33,637           .55            5.41           70
Class B (2/97)
        2000           4,533          2.04            4.19           54
        1999           4,424          1.68            3.90           23
        1998           1,661          1.75            4.06           19
        1997(c)          444          1.53*           4.60*          27
Class C (2/97)
        2000           3,113          1.89            4.38           54
        1999           2,464          1.49            4.10           23
        1998             875          1.55            4.25           19
        1997(c)          103          1.31*           4.94*          27
Class R (2/97)
        2000           1,342          1.11            5.16           54
        1999             864           .76            4.81           23
        1998             750           .80            5.03           19
        1997(c)          413           .58*           5.60*          27
-----------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.25%, 2.03%, 1.88% and 1.10% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.95%, 4.20%, 4.39% and 5.17% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

24  Section 5  Financial Highlights

Nuveen New Mexico Municipal Bond Fund**

Class
(Inception
Date)                       Investment Operations             Less Distributions
                       --------------------------------  -----------------------------
                                            Net
                                       Realized
                                            and                                          Ending
Year        Beginning         Net    Unrealized                 Net                         Net
Ended       Net Asset  Investment    Investment          Investment   Capital             Asset        Total
May 31,         Value      Income   Gain (Loss)   Total      Income     Gains    Total    Value   Return (a)
-------------------------------------------------------------------------------------------------------------
Class A (9/92)
   2000        $10.58        $.47        $(.90)  $(.43)      $(.49)       $--    $(.49)  $ 9.66       (4.09)%
   1999         10.67         .49         (.09)    .40        (.49)        --     (.49)   10.58        3.74
   1998         10.16         .50          .51    1.01        (.50)        --     (.50)   10.67       10.17
   1997          9.81         .51          .35     .86        (.51)        --     (.51)   10.16        8.90
   1996         10.01         .51         (.19)    .32        (.52)        --     (.52)    9.81        3.18

Class B (2/97)
   2000         10.57         .40         (.90)   (.50)       (.41)        --     (.41)    9.66       (4.75)
   1999         10.67         .41         (.10)    .31        (.41)        --     (.41)   10.57        2.89
   1998         10.15         .43          .52     .95        (.43)        --     (.43)   10.67        9.46
   1997(c)      10.24         .12         (.10)    .02        (.11)        --     (.11)   10.15         .18

Class C (2/97)
   2000         10.58         .42         (.92)   (.50)       (.43)        --     (.43)    9.65       (4.71)
   1999         10.67         .43         (.09)    .34        (.43)        --     (.43)   10.58        3.22
   1998         10.16         .45          .51     .96        (.45)        --     (.45)   10.67        9.60
   1997(c)      10.23         .12         (.08)    .04        (.11)        --     (.11)   10.16         .43

Class R (2/97)
   2000         10.60         .49         (.90)   (.41)       (.51)        --     (.51)    9.68       (3.89)
   1999         10.70         .51         (.10)    .41        (.51)        --     (.51)   10.60        3.86
   1998         10.17         .53          .53    1.06        (.53)        --     (.53)   10.70       10.59
   1997(c)      10.23         .14         (.07)    .07        (.13)        --     (.13)   10.17         .71
-------------------------------------------------------------------------------------------------------------



Class
(Inception
Date)                        Ratios/Supplemental Data
                  ----------------------------------------------
                                        Ratio of Net
                             Ratio of     Investment
                   Ending    Expenses         Income
Year                  Net  to Average     to Average   Portfolio
Ended              Assets         Net            Net    Turnover
May 31,             (000)  Assets (b)     Assets (b)        Rate
----------------------------------------------------------------
Class A (9/92)
   2000           $45,795        1.19%          4.73%         24%
   1999            56,315         .91           4.58          14
   1998            54,959         .79           4.79          13
   1997            50,807         .77           5.07          43
   1996            51,173         .68           5.10          57

Class B (2/97)
   2000             2,717        1.97           3.98          24
   1999             2,721        1.67           3.82          14
   1998             1,408        1.53           4.03          13
   1997(c)            657        1.54*          4.19*         43

Class C (2/97)
   2000             2,321        1.76           4.18          24
   1999             2,393        1.47           4.03          14
   1998             1,487        1.31           4.23          13
   1997(c)            155        1.34*          4.40*         43

Class R (2/97)
   2000               434        1.01           4.91          24
   1999               479         .71           4.78          14
   1998               466         .58           5.01          13
   1997(c)            362         .59*          5.18*         43
----------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.19%, 1.96%, 1.75% and 1.00% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.74%, 3.98%, 4.18% and 4.91% for classes A, B, C and R, respectively.
(c)  From commencement of class operations as noted.

                                             Section 5  Financial Highlights  25

Appendix  Additional State Information


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Arizona
Arizona's economy is primarily based on services, tourism and high technology manufacturing. However, the military, agriculture, and mining of primary metals still play a role in the State's economy. The State has experienced phenomenal economic and population growth recently due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Over the past year, the State ranked second in the nation in job growth with a 4.1% percent increase.

The statewide unemployment rate was 3.6% in July 2000, below the 4.0% national average and also below the July 1999 statewide average of 4.1%. Per capita income was $25,307 in 1999, which is 89% of the national average.

The Arizona Constitution restricts the legislature's power to raise revenue by increasing property taxes. The State has also enacted limits on annual spending.

The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its creditworthiness.

Tax Treatment

The fund's regular monthly dividends will not be subject to the Arizona individual income tax to the extent they are paid out of income earned on Arizona municipal bonds or U.S. government securities. You will be subject to Arizona personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

26 Appendix

The treatment of corporate shareholders who pay Arizona corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.

Colorado
Colorado's trade and services sectors represent nearly half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high-technology and construction industries. The State's economic activity continues to outpace national growth levels. Colorado also continues to experience robust population growth, at levels nearly double the national average. However, recent economic releases indicate a reduced growth rate but still in excess of national growth rates.

Colorado's unemployment rate was 2.7% in July 2000, well below the 4.0% national average and down from the 3.0% statewide average in July 1999. Per capita income grew 5.3% to $31,678 in 1999. Colorado has no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard & Poor's. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The fund's regular monthly dividends will not be subject to Colorado personal income taxes to the extent they are paid out of income earned on Colorado municipal bonds issued on or after May 1, 1980 or U.S. government securities. You will be subject to Colorado personal income taxes, however, to the extent the fund distributes any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders who pay Colorado corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.

New Mexico
New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing and mining. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities in Los Alamos, Albuquerque and White Sands. In addition, crop and livestock remain a major part of the economy.

New Mexico's economy continues to expand and diversify away from its historic reliance on federal employment and oil and gas production as a result of increasing growth in the services and manufacturing sectors. However, this transition has caused the State's job growth to fall below national growth levels in recent years.

New Mexico's unemployment rate was 5.4% in July 2000, down from the 6.0% statewide average in July 1999, but above the national average of

                                                                     Appendix 27

4.0% in July 2000. The State's per capita income rose approximately 4% during 1999 to $22,063.

As of August 31, 2000, Moody's rates the State's general obligation debt Aa1, while Standard & Poor's rates it AA+. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Tax Treatment

The fund's regular monthly dividends will not be subject to the New Mexico personal income tax to the extent they are paid out of income earned on New Mexico municipal obligations or U.S. government securities. You will be subject to New Mexico personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders who pay New Mexico corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.

28   Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund
Income
Income Fund

Floating Rate Fund/2/

Tax-Free Income
National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                          Louisiana                    North Carolina
California/2/                    Maryland                     Ohio
Colorado                         Massachusetts/2/             Pennsylvania
Connecticut                      Michigan                     Tennessee
Florida                          Missouri                     Virginia
Georgia                          New Jersey                   Wisconsin
Kansas                           New Mexico
Kentucky                         New York/2/

Cash Reserves
Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The funds' Investment Company file number is 811-07747.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.  Long-term and insured long-term portfolios.

N u v e e n
     Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                              NUVEEN Investments

Municipal Bond Funds


PROSPECTUS  SEPTEMBER 28, 2000

Dependable, tax-free income to help you keep more of what you earn.

[PHOTO APPEARS HERE]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK


Florida



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                1
 .............................................

Nuveen Florida Municipal Bond Fund          2
 .............................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                        4
 .............................................
What Securities We Invest In                5
 .............................................

How We Select Investments                   7
 .............................................
What the Risks Are                          7
 .............................................

How We Manage Risk                          8
 .............................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                 9
 .............................................
How to Reduce Your Sales Charge            10
 .............................................
How to Buy Shares                          11
 .............................................

Systematic Investing                       12
 .............................................
Systematic Withdrawal                      13
 .............................................
Special Services                           13
 .............................................
How to Sell Shares                         14
 .............................................

Section 4  General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes         16
 .............................................
Distribution and Service Plans             17
 .............................................
Net Asset Value                            18
 .............................................

Fund Service Providers                     18
 .............................................

Section 5  Financial Highlights

This section provides the fund's financial performance
for the past five years.                   19
 .............................................
Appendix  Additional State Information     20
 .............................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information

September 28, 2000


Section 1  The Fund


                Nuveen Florida Municipal Bond Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether the Nuveen Mutual Fund listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                          Section 1  The Fund  1

Nuveen Florida Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Florida bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  .  Earn regular monthly tax-free dividends;

  .  Preserve investment capital over time;

  .  Reduce taxes on investment income; or

  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .  Pursue long-term growth;

  .  Invest through an IRA or 401(k) plan; or

  .  Avoid fluctuations in share price.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past nine years as well as annualized fund and index returns for the one- and five-year and inception periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past nine years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

Class A Annual Returns

1991     13.3
1992      8.7
1993     13.3
1994     -5.6
1995     16.4
1996      2.6
1997      8.5
1998      5.5
1999     -3.4

From inception in June 1990 to December 31, 1999, the highest and lowest quarterly returns were 6.10% and -5.82%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                      Average Annual Total Returns for
                    the Periods Ending December 31, 1999
                    ------------------------------------
Class               1 Year       5 Year        Inception
--------------------------------------------------------
Class A (Offer)     -7.42%       4.80%           5.95%
Class B             -7.92%       4.84%           5.92%
Class C             -3.98%       5.14%           5.84%
Class R             -3.25%       5.83%           6.49%
--------------------------------------------------------
LB Market
  Benchmark/2/      -2.06%       6.91%           6.96%
Lipper
  Peer Group/3/     -4.35%       5.89%           6.40%

2  Section 1  The Fund

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A           B           C           R/5/
 ................................................................................
Maximum Sales Charge Imposed
on Purchases                           4.20%/6/    None        None         None
 ................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                None        None        None         None
 ................................................................................
Exchange Fees                          None        None        None         None
 ................................................................................
Deferred Sales Charge/7/               None/8/       5%/9/       1%/10/     None
 ................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                               A         B         C        R
 ..........................................................................
Management Fees                          .54%      .54%      .54%     .54%
 ..........................................................................
12b-1 Distribution and Service Fees      .20%      .95%      .75%      --%
 ..........................................................................

Other Expenses                           .28%      .30%      .30%     .29%
==========================================================================
Total Annual Fund Operating
Expenses-Gross+                         1.02%     1.79%     1.59%     .83%

  + After Expense Reimbursements
  .........................................................................
    Expense Reimbursements              (.01%)    (.01%)    (.01%)   (.01%)
  .........................................................................
    Total Annual Fund
    Operating Expenses-Net              1.01%     1.78%     1.58%     .82%
  .........................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                               Redemption                                No Redemption
Share Class       A          B          C          R           A          B          C          R
 ....................................................................................................
1 Year          $  520     $  577     $  162     $   85      $  520     $  182     $  162     $   85
 ....................................................................................................
3 Years         $  731     $  880     $  502     $  265      $  731     $  563     $  502     $  265
 ....................................................................................................
5 Years         $  960     $1,083     $  866     $  460      $  960     $  970     $  866     $  460
 ....................................................................................................
10 Years        $1,615     $1,903     $1,889     $1,025      $1,615     $1,903     $1,889     $1,025
 ....................................................................................................

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity          19.79 years
 ...............................................
Average Duration                           7.67
 ...............................................
Weighted Average Credit Quality              AA
 ...............................................
Number of Issues                            169
 ...............................................

Credit Quality

AAA/U.S. Guaranteed                         55%
 ...............................................
AA                                          10%
 ...............................................
A                                           14%
 ...............................................
BBB                                          7%
 ...............................................
NR                                          14%
 ...............................................

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Other                                       38%
Tax Obligation--Limited                      9%
Long-Term Care                              10%
U.S. Guaranteed                             15%
Housing--Multifamily                        19%
Tax Obligation--General                      9%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.67%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Florida Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                      Section 1  The Fund  3

Section 2  How We Manage Your Money


To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Fund

Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas J. O'Shaughnessy has been the portfolio manager for the Florida Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1991 and an Assistant Vice President since 1998. He currently manages investments for thirteen Nuveen-sponsored investment companies, including the Georgia, Kentucky, North Carolina, Pennsylvania, and Tennessee Funds.

For the most recent fiscal year, the fund paid .54% in management fees to Nuveen Advisory as a percentage of net assets.


4  Section 2  How We Manage Your Money

What Securities We Invest In

The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Bonds
The fund invests primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The fund may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the fund may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the fund will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the fund adequately for the additional interest rate risk the fund must assume, the fund will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative

                                          Section 2  How We Manage Your Money  5
to their risk compared to bonds in other industries. If that occurs, the fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds
The fund purchases only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, the fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity
The fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-Term Investments
Under normal market conditions, the fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The fund may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the fund invests in taxable securities, it may not achieve its investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Forwards and Delayed-Delivery Settlement
The fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If the fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


6  Section 2  How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal bonds for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover
The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund - even the most conservative - involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if the fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

State concentration risk: Because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in Florida and therefore the value of the fund's investment portfolio. See "Appendix-- Additional State Information."

                                          Section 2  How We Manage Your Money  7

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of municipal bonds it purchases, and by diversifying its investment portfolio geographically within Florida, as well as across different industry sectors.

Investment Limitations
The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. As a diversified fund, the fund may not have more than:

   . 5% in securities of any one issuer (except U.S. government securities or for 25% of the fund's assets).

   . 25% in any one industry such as electric utilities or health care.

   . 10% in borrowings (33% if used to meet redemptions).

Hedging and Other Defensive Investment Strategies
The fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

The fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the fund's investments. The fund, however, has no present intent to use these strategies.

8  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:

                                                                                    Authorized Dealer
                                   Sales Charge as % of     Sales Charge as % of    Commission as % of
 Amount of Purchase                Public Offering Price    Net Amount Invested     Public Offering Price
Less than $50,000                          4.20%                   4.38%                    3.70%
 ...........................................................................................................
$50,000 but less than $100,000             4.00%                   4.18%                    3.50%
 ...........................................................................................................
$100,000 but less than $250,000            3.50%                   3.63%                    3.00%
 ...........................................................................................................
$250,000 but less than $500,000            2.50%                   2.56%                    2.00%
 ...........................................................................................................
$500,000 but less than $1,000,000          2.00%                   2.04%                    1.50%
 ...........................................................................................................
$1,000,000 and over                          --/1/                   --                     1.00%/1/
 ...........................................................................................................

1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do

                                   Section 3  How You Can Buy and Sell Shares  9
not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class
B shares.

Years Since Purchase    0-1     1-2     2-3     3-4     4-5     5-6     Over 6
CDSC                    5%      4%      4%      3%      2%      1%      None
 ..............................................................................

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares
You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions
 . Rights of accumulation
 . Letter of intent
 . Group purchase

Class A Sales Charge Waivers
 . Nuveen Defined Portfolio
  or Exchange-Traded Fund reinvestment
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

Class R Eligibility
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or


10 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.


How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor
You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail
You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                 Section 3   How You Can Buy and Sell Shares  11

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing. To do this, simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[CHART APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


12  Section 3  How You Can Buy and Sell Shares

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                                  Section 3  How You Can Buy and Sell Shares  13

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid
  (if other than to the shareholder of record);

14  Section 3   How You Can Buy and Sell Shares

 . The address where you want your redemption proceeds sent (if other than the address of record) ;
 . Any certificates you have for the shares; and . Any required signature guarantees.


We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account up on 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                  Section 3  How You Can Buy and Sell Shares  15

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The fund pays tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the fund invests primarily in municipal bonds from Florida, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal income tax and the Florida intangible personal property tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of the fund's normal investment activities. The fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

16  Section 4  General Information

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                To Equal a Tax-Free Yield of:
--------------------------------------------------------------------------------
                4.00%     4.50%     5.00%     5.50%     6.00%
Tax Bracket:    A Taxable Investment Would Need to Yield:
--------------------------------------------------------------------------------
  28.0%         5.56%     6.25%     6.94%     7.64%     8.33%
--------------------------------------------------------------------------------
  31.0%         5.80%     6.52%     7.25%     7.97%     8.70%
--------------------------------------------------------------------------------
  36.0%         6.25%     7.03%     7.81%     8.59%     9.37%
--------------------------------------------------------------------------------
  39.6%         6.62%     7.45%     8.28%     9.11%     9.93%
--------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including

                                               Section 4 General Information  17

Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of the fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

18  Section 4   General Information

Section 5  Financial Highlights


The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the SAI and annual report, which is available upon request.



Nuveen Florida Municipal Bond Fund**

Class
(Inception
Date)
                                               Investment Operations                             Less Distributions
                                    ----------------------------------------------    --------------------------------------
                                                                  Net
                                                             Realized
                                                                  and
Year                Beginning              Net             Unrealized                        Net
Ended               Net Asset       Investment             Investment                 Investment       Capital
May 31,                 Value           Income            Gain (Loss)        Total        Income         Gains          Total
------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
  2000                $ 10.76            $ .54                 $ (.77)      $ (.23)       $ (.55)      $ (.01)         $ (.56)
  1999                  10.94              .55                   (.14)         .41          (.55)        (.04)           (.59)
  1998                  10.60              .56                    .34          .90          (.55)        (.01)           (.56)
  1997                  10.39              .56                    .21          .77          (.56)           -            (.56)
  1996                  10.63              .57                   (.24)         .33          (.57)           -            (.57)

Class B (2/97)
  2000                  10.77              .46                   (.79)        (.33)         (.47)        (.01)           (.48)
  1999                  10.95              .47                   (.14)         .33          (.47)        (.04)           (.51)
  1998                  10.61              .48                    .35          .83          (.48)        (.01)           (.49)
  1997(c)               10.59              .16                    .02          .18          (.16)           -            (.16)

Class C (9/95)
  2000                  10.77              .48                   (.78)        (.30)         (.49)        (.01)           (.50)
  1999                  10.95              .49                   (.14)         .35          (.49)        (.04)           (.53)
  1998                  10.60              .50                    .36          .86          (.50)        (.01)           (.51)
  1997                  10.39              .50                    .21          .71          (.50)           -            (.50)
  1996(c)               10.65              .35                   (.26)         .09          (.35)           -            (.35)

Class R (2/97)
  2000                  10.76              .56                   (.78)        (.22)         (.57)        (.01)           (.58)
  1999                  10.94              .57                   (.14)         .43          (.57)        (.04)           (.61)
  1998                  10.60              .58                    .35          .93          (.58)        (.01)           (.59)
  1997(c)               10.59              .19                    .01          .20          (.19)           -            (.19)
------------------------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)
                                                                                      Ratios/Supplemental Data
                                                                       -------------------------------------------------------------
                                                                                                          Ratio of Net
                                                                                        Ratio of            Investment
                               Ending                                  Ending           Expenses                Income
Year                              Net                                     Net         to Average            to Average    Portfolio
Ended                           Asset              Total               Assets                Net                   Net     Turnover
May 31,                         Value          Return(a)                (000)          Assets(b)             Assets(b)         Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
  2000                         $ 9.97              (2.17)%          $ 250,178               1.02%                 5.27%          18%
  1999                          10.76               3.78              297,505                .84                  5.00           19
  1998                          10.94               8.67              292,399                .84                  5.13           14
  1997                          10.60               7.59              296,970                .82                  5.34           54
  1996                          10.39               3.14              318,456                .83                  5.36           94
Class B (2/97)
  2000                           9.96              (3.10)              17,476               1.79                  4.52           18
  1999                          10.77               3.05               15,768               1.59                  4.25           19
  1998                          10.95               7.89                5,266               1.59                  4.35           14
  1997(c)                       10.61               1.70                  785               1.58*                 4.52*          54
Class C (9/95)
  2000                           9.97              (2.79)              17,167               1.59                  4.72           18
  1999                          10.77               3.22               16,034               1.39                  4.45           19
  1998                          10.95               8.20                7,646               1.39                  4.58           14
  1997                          10.60               7.00                5,130               1.35                  4.75           54
  1996(c)                       10.39               1.30*               1,175               1.38*                 4.59*          94
Class R (2/97)
  2000                           9.96              (2.07)              56,943                .83                  5.47           18
  1999                          10.76               4.01               61,496                .64                  5.20           19
  1998                          10.94               8.91               56,428                .64                  5.33           14
  1997(c)                       10.60               1.93               54,247                .64*                 5.55*          54
------------------------------------------------------------------------------------------------------------------------------------


     *   Annualized.

     ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

     (a) Total returns are calculated on net asset value without any sales charge and are not annualized.

     (b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.01%, 1.78%, 1.58%, and .82% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.28%, 4.53%, 4.73% and 5.48% for classes A, B, C and R, respectively.

     (c) From commencement of class operations as noted.


                                            Section 5   Financial Highlights  19

Appendix  Additional State Information

Because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the fund. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Florida

Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Florida has a diverse economy with recent growth in the insurance, banking, healthcare, construction and trade sectors, which has helped lessen the State's dependence on the agricultural and tourism industries.

Florida's unemployment rate of 3.7% in July 2000 mirrored the statewide rate in July 1999 and was slightly lower than the 4.0% national average for July 2000. Florida's 1999 per capita income of $28,023 is on par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed income than on wages, income levels in the State are generally more stable over different phases of economic cycles.

Florida's "intangibles tax," which is levied on securities and other intangible items of monetary value, was reduced during 1999. State officials have discussed abolishing the intangibles tax, but no legislation is currently pending.

As of August 31, 2000, Florida's general obligation debt carried ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.


Tax Treatment

Shares of the fund generally will not be subject to the Florida intangible personal property tax if the fund intends to hold only Florida municipal bonds and U.S. Government securities. If the fund holds other taxable securities, then your shares in the fund may be subject to the Florida intangible personal property tax, except that the portion of your shares attributable to the fund's investments in U.S. Government securities will not be subject to the tax. Shareholders should refer to the Statement of Additional Information for more detailed information.



20  Appendix

While dividends paid by the fund to individuals who are residents of Florida are not subject to personal income taxation in Florida, if you are subject to income tax in a state other than Florida, the dividends that result from Florida municipal bonds may be subject to income tax in that state.

Corporate shareholders of the fund may be subject to the Florida corporate income tax. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.


                                                                    Appendix  21

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund

Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Income
Income Fund

Floating Rate Fund/1/


Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona

California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland

Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/

North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the fund's investments is available in the fund's annual and semi-annual report to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The fund's Investment Company file number is 811-07747.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.



NUVEEN
   Investments



Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                              NUVEEN Investments

Municipal Bond Funds

PROSPECTUS  SEPTEMBER 28, 2000

Dependable, tax-free income to help you keep more of what you earn.

[PHOTO APPEARS HERE]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK


Maryland
Pennsylvania
Virginia


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                   1
 ................................................................
Nuveen Maryland Municipal Bond Fund                            2
 ................................................................

Nuveen Pennsylvania Municipal Bond Fund                        4
 ................................................................
Nuveen Virginia Municipal Bond Fund                            6
 ................................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                          8
 ................................................................
What Securities We Invest In                                   9
 ................................................................

How We Select Investments                                     11
 ................................................................
What the Risks Are                                            11
 ................................................................

How We Manage Risk                                            12
 ................................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                   13
 ................................................................
How to Reduce Your Sales Charge                               14
 ................................................................
How to Buy Shares                                             15
 ................................................................
Systematic Investing                                          15
 ................................................................
Systematic Withdrawal                                         16
 ................................................................
Special Services                                              17
 ................................................................
How to Sell Shares                                            18
 ................................................................

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                            20
 ................................................................
Distribution and Service Plans                                21
 ................................................................
Net Asset Value                                               22
 ................................................................
Fund Service Providers                                        22
 ................................................................

Section 5  Financial Highlights

This section provides the funds' financial performance
for the past five years.                                      23
 ................................................................

Appendix  Additional State Information                        26
 ................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                              September 28, 2000


Section 1  The Funds


                      Nuveen Maryland Municipal Bond Fund

                    Nuveen Pennsylvania Municipal Bond Fund
                      Nuveen Virginia Municipal Bond Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                         Section 1  The Funds  1

Nuveen Maryland Municipal Bond Fund


Fund Overview



Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Maryland bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income; or

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long-term growth;

 .  Invest through an IRA or 401(k) plan; or

 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past seven years as well as annualized fund and index returns for the one- and five-year and since inception periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past seven years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

Class R Annual Returns
1993       12.4
1994       -6.1
1995       17.2
1996        3.8
1997        7.7
1998        5.9
1999       -5.1



From beginning of operations in February 1992 to December 31, 1999, the highest and lowest quarterly returns were 7.40% and -5.70%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                              Average Annual Total Returns for
                            the Periods Ending December 31, 1999
                            ------------------------------------
Class                          1 Year      5 Year      Inception
----------------------------------------------------------------
Class A (Offer)                 -9.09%       4.58%        4.48%
Class B                         -9.33%       4.59%        4.35%
Class C                         -5.52%       4.86%        4.39%
Class R                         -4.80%       5.73%        5.33%
----------------------------------------------------------------
LB Market
 Benchmark/2/                   -2.06%       6.91%        6.30%
Lipper
 Peer Group/3/                  -3.78%       5.77%        5.39%

2  Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                         A          B           C            R/5/
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                     4.20%/6/     None         None         None
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends           None        None         None         None
----------------------------------------------------------------------------
Exchange Fees                     None        None         None         None
----------------------------------------------------------------------------
Deferred Sales Charge/7/          None/8/       5%/9/        1%/10/     None
----------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                A         B         C         R
--------------------------------------------------------------------------
Management Fees                          .55%      .55%      .55%     .55%
--------------------------------------------------------------------------
12b-1 Distribution and Service Fees      .20%      .95%      .75%      --%
--------------------------------------------------------------------------
Other Expenses                           .38%      .37%      .38%     .37%
==========================================================================
Total Annual Fund Operating
Expenses--Gross+                        1.13%     1.87%     1.68%     .92%

  +After Expense Reimbursements
   Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.

   -----------------------------------------------------------------------
   Expense Reimbursements          (.02%)     (.02%)     (.02%)     (.02%)
   -----------------------------------------------------------------------
   Total Annual Fund Operating
   Expenses--Net                   1.11%      1.85%      1.66%       .90%
   -----------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                       Redemption                      No Redemption
Share Class     A       B       C       R       A       B       C       R
---------------------------------------------------------------------------
 1 Year    $  530  $  584  $  171  $   94    $  530  $  190  $  171  $   94
---------------------------------------------------------------------------
 3 Years   $  764  $  904  $  530  $  293    $  764  $  588  $  530  $  293
---------------------------------------------------------------------------
 5 Years   $1,016  $1,124  $  913  $  509    $1,016  $1,011  $  913  $  509
---------------------------------------------------------------------------
10 Years   $1,737  $1,997  $1,987  $1,131    $1,737  $1,997  $1,987  $1,131
---------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity        20.93 years
---------------------------------------------
Average Duration                         9.23
---------------------------------------------
Weighted Average Credit Quality            AA
---------------------------------------------
Number of Issues                           62
---------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                       54%
---------------------------------------------
AA                                        17%
---------------------------------------------
A                                          8%
---------------------------------------------
BBB                                       17%
---------------------------------------------
NR                                         4%
---------------------------------------------

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation--Limited               14%
Housing--Multifamily                  24%
Education and Civic Organizations     11%
Other                                 24%
Housing--Single Family                 9%
Healthcare                            18%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class R year-to-date return on net asset value as of 6/30/00 was 3.97%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Maryland Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                       Section 1  The Funds    3

Nuveen Pennsylvania Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Pennsylvania bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income; or

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long-term growth;

 .  Invest through an IRA or 401(k) plan; or

 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and 10-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/



[BAR CHART APPEARS HERE]

                             Class A Annual Returns

                                 1990     5.1
                                 1991    11.8
                                 1992     9.8
                                 1993    11.1
                                 1994    -4.2
                                 1995    15.3
                                 1996     3.8
                                 1997    10.0
                                 1998     5.5
                                 1999    -5.5


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 5.63% and -4.45%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.

                          Average Annual Total Returns for
                        the Periods Ending December 31, 1999
                        ------------------------------------
Class                       1 Year      5 Year      10 Year
-----------------------------------------------------------
Class A (Offer)              -9.50%       4.67%        5.61%
Class B                      -9.78%       4.75%        5.60%
Class C                      -6.00%       5.00%        5.49%
Class R                      -5.21%       5.71%        6.13%
-----------------------------------------------------------
LB Market
 Benchmark/2/                -2.06%       6.91%        6.89%
Lipper
 Peer Group/3/               -3.98%       5.74%        6.30%

4   Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                       A           B           C           R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                    4.20%/6/     None        None         None
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends          None        None        None         None
--------------------------------------------------------------------------
Exchange Fees                    None        None        None         None
--------------------------------------------------------------------------
Deferred Sales Charge/7/         None/8/       5%/9/       1%/10/     None
--------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                              A       B       C       R
-------------------------------------------------------------------
Management Fees                        .55%    .55%    .55%    .55%
-------------------------------------------------------------------
12b-1 Distribution and Service Fees    .20%    .95%    .75%     --%
-------------------------------------------------------------------
Other Expenses                         .37%    .39%    .36%    .39%
-------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross+                       1.12%   1.89%   1.66%    .94%

   + After Expense Reimbursements
     Net expenses reflect a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued without notice at the adviser's discretion.

     -----------------------------------------------------------------------
     Expense Reimbursements          (.03%)     (.03%)     (.03%)     (.03%)
     -----------------------------------------------------------------------
     Total Annual Fund Operating
     Expenses-Net                    1.09%      1.86%      1.63%       .91%
     -----------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                              Redemption                                 No Redemption
Share Class       A          B          C         R            A          B         C          R
----------------------------------------------------------------------------------------------------
 1 Year         $  529     $  586     $  169     $   96      $  529     $  192     $  169     $   96
----------------------------------------------------------------------------------------------------
 3 Years        $  761     $  910     $  523     $  300      $  761     $  594     $  523     $  300
----------------------------------------------------------------------------------------------------
 5 Years        $1,011     $1,134     $  902     $  520      $1,011     $1,021     $  902     $  520
----------------------------------------------------------------------------------------------------
10 Years        $1,726     $2,011     $1,965     $1,155      $1,726     $2,011     $1,965     $1,155
----------------------------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics

Average Effective Maturity             20.63 years
--------------------------------------------------
Average Duration                              9.47
--------------------------------------------------
Weighted Average Credit Quality                 A+
--------------------------------------------------
Number of Issues                                87
--------------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                            43%
--------------------------------------------------
AA                                              9%
--------------------------------------------------
A                                               9%
--------------------------------------------------
BBB                                            33%
--------------------------------------------------
NR                                              4%
--------------------------------------------------
Other                                           2%
--------------------------------------------------

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Education and Civic Organizations              22%
Housing--Single Family                         12%
U.S. Guaranteed                                11%
Healthcare                                     13%
Other                                          34%
Long-Term Care                                  8%


 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 3.12%.

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanged index comprised of a board range of investment-grade municipal bonds.

 3. Peer Group returns reflect the performance of the Lipper Pennsylvania Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Pennsylvania Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

 7.  As a percentage of the lesser of purchase price or redemption proceeds.

 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
                                                       Section 1  The Funds    5

Nuveen Virginia Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Virginia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

   .  Earn regular monthly tax-free dividends;

   .  Preserve investment capital over time;

   .  Reduce taxes on investment income; or

   . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

   .  Pursue long-term growth

   .  Invest through an IRA or 401(k) plan; or

   .  Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                 1990     6.5
                                 1991    11.8
                                 1992     9.3
                                 1993    12.4
                                 1994    -5.5
                                 1995    16.3
                                 1996     4.0
                                 1997     9.4
                                 1998     6.1
                                 1999    -4.2

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.58% and -5.14%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.


                            Average Annual Total Returns for
                         the Periods Ending December 31, 1999
                         ------------------------------------
Class                       1 Year       5 Year      10 Year
-------------------------------------------------------------
Class A (Offer)              -8.23%        5.20%        5.94%
Class B                      -8.57%        5.22%        5.91%
Class C                      -4.71%        5.53%        5.80%
Class R                      -3.98%        6.22%        6.45%
-------------------------------------------------------------
LB Market
  Benchmark/2/               -2.06%        6.91%        6.89%
Lipper
  Peer Group/3/              -3.82%        6.17%        5.92%

6       Section 1   The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                     A        B       C        R/5/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases    4.20%/6/   None    None     None
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
Reinvested Dividends                          None      None    None     None
-------------------------------------------------------------------------------
Exchange Fees                                 None      None    None     None
-------------------------------------------------------------------------------
Deferred Sales Charge/7/                      None/8/   5%/9/   1%/10/   None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                                     A        B       C        R
-------------------------------------------------------------------------------
Management Fees                                 .54%     .54%    .54%     .54%
-------------------------------------------------------------------------------
12b-1 Distribution and Service Fees             .20%     .95%    .75%      --%
-------------------------------------------------------------------------------
Other Expenses                                  .26%     .26%    .26%     .26%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses--Gross+   1.00%    1.75%   1.55%     .80%

    +After Expense Reimbursements
    ---------------------------------------------------------------------------
     Expense Reimbursements                    (.01%)     --    (.01%)   (.01%)
    ---------------------------------------------------------------------------
     Total Annual Fund Operating
     Expenses--Net                              .99%    1.75%   1.54%     .79%
    ---------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                       No Redemption
Share Class      A        B        C       R        A        B        C       R
--------------------------------------------------------------------------------
1 Year        $  518   $  573   $  158   $ 82    $  518   $  178   $  158   $ 82
--------------------------------------------------------------------------------
3 Years       $  725   $  868   $  490   $255    $  725   $  551   $  490   $255
--------------------------------------------------------------------------------
5 Years       $  949   $1,063   $  845   $444    $  949   $  949   $  845   $444
--------------------------------------------------------------------------------
10 Years      $1,593   $1,864   $1,845   $990    $1,593   $1,864   $1,845   $990
--------------------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/00)

Portfolio Statistics


Average Effective Maturity        18.86 years
---------------------------------------------
Average Duration                         8.30
---------------------------------------------
Weighted Average Credit Quality           AA-
---------------------------------------------
Number of Issues                          136
---------------------------------------------

Credit Quality


AAA/U.S. Guaranteed                       39%
---------------------------------------------
AA                                        23%
---------------------------------------------
A                                         18%
---------------------------------------------
BBB                                       13%
---------------------------------------------
NR                                         6%
---------------------------------------------
Other                                      1%
---------------------------------------------

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Tax Obligation--Limited             12%
Water and Sewer                     10%
U.S. Guaranteed                     14%
Healthcare                           9%
Education and Civic Organization    11%
Other                               44%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/00 was 4.23%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Virginia Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


7.  As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                      Section 1   The Funds    7

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Funds


Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.


The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


Paul Brennan has been the portfolio manager for the Maryland and Virginia Funds since August 1999 and previously was a portfolio manager for Flagship Financial (since 1991). Mr. Brennan has been a portfolio manager for Nuveen Advisory since 1997. Mr. Brennan is currently an Assistant Vice President of Nuveen Advisory. He currently manages investments for fifteen Nuveen-sponsored investment companies, including the Connecticut, New York, and New York Insured Funds.


Thomas J. O'Shaughnessy has been the portfolio manager for the Pennsylvania Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1991 and an Assistant Vice President since 1998. He currently manages investments for thirteen Nuveen-sponsored investment companies, including the Florida, Georgia, Kentucky, North Carolina, and Tennessee Funds.


8  Section 2  How We Manage Your Money

For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

Nuveen Maryland Municipal Bond Fund            .54%
 ...................................................
Nuveen Pennsylvania Municipal Bond Fund        .53%
 ...................................................
Nuveen Virginia Municipal Bond Fund            .54%
 ...................................................


What Securities We Invest In


Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.


Municipal Bonds

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.


The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels -- rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on

                                          Section 2  How We Manage Your Money  9
these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds
The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes.

Portfolio Maturity
Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.


Short-Term Investments
Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


Forwards and Delayed-Delivery Settlement

Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.



Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

10  Section 2  How We Manage Your Money

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.


Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.


Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.


Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities,

                                         Section 2  How We Manage Your Money  11
whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.


State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix -- Additional State Information." These risks may be greater for the funds, because they are "non-diversified" funds which authorizes them to concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.


Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.


Investment Limitations
The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  .  25% in any one industry such as electric utilities or health care.

  .  10% in borrowings (33% if used to meet redemptions).

Hedging and Other Defensive Investment Strategies
Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

12  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer


Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                  Authorized Dealer
                                  Sales Charge as % of    Sales Charge as % of    Commission as % of
Amount of Purchase                Public Offering Price   Net Amount Invested     Public Offering Price
Less than $50,000                        4.20%                  4.38%                  3.70%
 .......................................................................................................
$50,000 but less than $100,000           4.00%                  4.18%                  3.50%
 .......................................................................................................
$100,000 but less than $250,000          3.50%                  3.63%                  3.00%
 .......................................................................................................
$250,000 but less than $500,000          2.50%                  2.56%                  2.00%
 .......................................................................................................
$500,000 but less than $1,000,000        2.00%                  2.04%                  1.50%
 .......................................................................................................
$1,000,000 and over                        --/1/                  --                   1.00%/1/
 .......................................................................................................


1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do

                                  Section 3  How You Can Buy and Sell Shares  13
not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase   0-1     1-2     2-3     3-4     4-5     5-6     Over 6
CDSC                    5%      4%      4%      3%      2%      1%      None

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge       Class A Sales Charge        Class R Eligibility
Reductions                 Waivers
                                                       .Certain employees and
 .Rights of accumulation    .Nuveen Defined Portfolio    directors of Nuveen or
                            or Exchange-Traded          employees of authorized
 .Letter of intent           Fund reinvestment           dealers

 .Group purchase            .Certain employees and      .Bank trust departments
                            directors of Nuveen or
                            employees of authorized
                            dealers

                           .Bank trust departments


In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or

14 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the deductions at any time by notifying your fund in writing. To do this,

                                  Section 3  How You Can Buy and Sell Shares  15
simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account
You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck
With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging
You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                              [GRAPH APPEAR HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your

16 Section 3 How You Can Buy and Sell Shares address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares
You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege
If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                  Section 3  How You Can Buy and Sell Shares  17

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmation immediately upon receipt.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

18  Section 3  How You Can Buy and Sell Shares

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                  Section 3  How You Can Buy and Sell Shares  19

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


Dividends, Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, that you were paid during the prior year.
If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

20  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                  To Equal a Tax-Free Yield of:
 .............................................................
                     4.00%   4.50%   5.00%   5.50%   6.00%

  Tax Bracket:    A Taxable Investment Would Need to Yield:
 .............................................................
   28.0%             5.56%   6.25%   6.94%   7.64%   8.33%
 .............................................................
   31.0%             5.80%   6.52%   7.25%   7.97%   8.70%
 .............................................................
   36.0%             6.25%   7.03%   7.81%   8.59%   9.37%
 .............................................................
   39.6%             6.62%   7.45%   8.28%   9.11%   9.93%
 .............................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the

                                              Section 4  General Information  21
service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

22  Section 4  General Information

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Maryland Municipal Bond Fund

Class
(Inception
Date)
                              Investment Operations              Less Distributions
                         --------------------------------   ----------------------------
                                              Net
                                         Realized
                                              and                                         Ending
Year          Beginning         Net    Unrealized                  Net                       Net
Ended         Net Asset  Investment    Investment           Investment   Capital           Asset       Total
May 31,           Value      Income   Gain (Loss)   Total       Income     Gains   Total   Value   Return(a)
-------------------------------------------------------------------------------------------------------------
Class A (9/94)
   2000         $ 10.46        $.47        $(.86)   $(.39)      $(.49)    $(.03)  $(.52)  $ 9.55      (3.71)%
   1999           10.56         .49         (.11)     .38        (.48)       --    (.48)   10.46       3.65
   1998           10.25         .48          .32      .80        (.49)       --    (.49)   10.56       7.95
   1997(c)        10.25         .16          .01      .17        (.17)       --    (.17)   10.25       1.63
   1997(d)        10.43         .46         (.15)     .31        (.49)       --    (.49)   10.25       3.06
   1996(d)         9.60         .48          .85     1.33        (.50)       --    (.50)   10.43      14.07
Class B (3/97)
   2000           10.47         .40         (.86)    (.46)       (.42)     (.03)   (.45)    9.56      (4.44)
   1999           10.56         .41         (.10)     .31        (.40)       --    (.40)   10.47       2.95
   1998           10.25         .41          .31      .72        (.41)       --    (.41)   10.56       7.16
   1997(e)        10.29         .10         (.04)     .06        (.10)       --    (.10)   10.25        .83
Class C (9/94)
   2000           10.46         .42         (.86)    (.44)       (.43)     (.03)   (.46)    9.56      (4.16)
   1999           10.56         .43         (.11)     .32        (.42)       --    (.42)   10.46       3.07
   1998           10.24         .43          .32      .75        (.43)       --    (.43)   10.56       7.44
   1997(c)        10.24         .15           --      .15        (.15)       --    (.15)   10.24       1.43
   1997(d)        10.42         .39         (.16)     .23        (.41)       --    (.41)   10.24       2.28
   1996(d)         9.59         .41          .84     1.25        (.42)       --    (.42)   10.42      13.24
Class R (12/91)
   2000           10.48         .49         (.85)    (.36)       (.51)     (.03)   (.54)    9.58      (3.43)
   1999           10.58         .51         (.11)     .40        (.50)       --    (.50)   10.48       3.82
   1998           10.26         .51          .32      .83        (.51)       --    (.51)   10.58       8.23
   1997(c)        10.26         .17           --      .17        (.17)       --    (.17)   10.26       1.68
   1997(d)        10.44         .47         (.14)     .33        (.51)       --    (.51)   10.26       3.29
   1996(d)         9.61         .51          .84     1.35        (.52)       --    (.52)   10.44      14.33
-------------------------------------------------------------------------------------------------------------



Class
(Inception
Date)
                              Ratios/Supplemental Data
                    ---------------------------------------------
                                         Ratio of Net
                               Ratio of    Investment
                     Ending    Expenses        Income
Year                    Net  to Average    to Average  Portfolio
Ended                Assets         Net           Net   Turnover
May 31,               (000)   Assets(b)     Assets(b)       Rate
-----------------------------------------------------------------
Class A (9/94)
   2000             $22,694        1.12%         4.79%        19%
   1999              22,093         .95          4.63         29
   1998              17,427         .94          4.62          7
   1997(c)           12,977         .95*         4.90*         3
   1997(d)           11,788        1.00          4.79          4
   1996(d)            6,860        1.00          4.74         17

Class B (3/97)
   2000               4,694        1.87          4.04         19
   1999               4,732        1.71          3.90         29
   1998               2,332        1.69          3.85          7
   1997(e)              150        1.70*         4.00*         3

Class C (9/94)
   2000               5,290        1.68          4.25         19
   1999               4,089        1.51          4.10         29
   1998               2,606        1.49          4.07          7
   1997(c)            2,103        1.50*         4.35*         3
   1997(d)            1,985        1.75          4.05          4
   1996(d)            1,438        1.75          4.04         17

Class R (12/91)
   2000              38,840         .92          4.99         19
   1999              44,411         .75          4.83         29
   1998              44,599         .74          4.82          7
   1997(c)           43,306         .75*         5.10*         3
   1997(d)           43,738         .75          5.06          4
   1996(d)           47,389         .75          5.07         17
-----------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.11%, 1.85%, 1.66% and .90% for classes A, B, C and R respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.81%, 4.05%, 4.27% and 5.00% for classes A, B, C and R, respectively.
(c)  For the four months ended May 31.

(d)  For year ended January 31.
(e)  From commencement of class operations as noted.


                                             Section 5  Financial Highlights  23

Nuveen Pennsylvania Municipal Bond Fund**


Class
(Inception
Date)
                                Investment Operations                Less Distributions
                         ------------------------------------   -----------------------------
                                        Net Realized
Year         Beginning          Net   and Unrealized                   Net                         Ending
Ended        Net Asset   Investment       Investment            Investment   Capital            Net Asset
May 31,          Value       Income      Gain (Loss)    Total       Income     Gains    Total       Value
---------------------------------------------------------------------------------------------------------
Class A (10/86)
  2000          $10.45         $.50           $(1.03)   $(.53)      $(.51)    $(.03)   $(.54)      $ 9.38
  1999           10.68          .53             (.17)     .36        (.53)     (.06)    (.59)       10.45
  1998           10.25          .56              .45     1.01        (.56)     (.02)    (.58)       10.68
  1997           10.00          .57              .25      .82        (.57)       --     (.57)       10.25
  1996           10.21          .59             (.20)     .39        (.60)       --     (.60)       10.00

Class B (2/97)
  2000           10.47          .42            (1.03)    (.61)       (.43)     (.03)    (.46)        9.40
  1999           10.70          .45             (.17)     .28        (.45)     (.06)    (.51)       10.47
  1998           10.27          .48              .45      .93        (.48)     (.02)    (.50)       10.70
  1997(c)        10.21          .16              .06      .22        (.16)       --     (.16)       10.27

Class C (2/94)
  2000           10.44          .44            (1.03)    (.59)       (.45)     (.03)    (.48)        9.37
  1999           10.68          .47             (.17)     .30        (.48)     (.06)    (.54)       10.44
  1998           10.25          .50              .45      .95        (.50)     (.02)    (.52)       10.68
  1997            9.99          .51              .26      .77        (.51)       --     (.51)       10.25
  1996           10.21          .53             (.21)     .32        (.54)       --     (.54)        9.99

Class R (2/97)
  2000           10.44          .51            (1.01)    (.50)       (.53)     (.03)    (.56)        9.38
  1999           10.68          .55             (.17)     .38        (.56)     (.06)    (.62)       10.44
  1998           10.25          .58              .45     1.03        (.58)     (.02)    (.60)       10.68
  1997(c)        10.21          .20              .03      .23        (.19)       --     (.19)       10.25
---------------------------------------------------------------------------------------------------------

Class
(Inception
Date)
                                                             Ratios/Supplemental Data
                                        -----------------------------------------------------------------
                                                                             Ratio of Net
                                                              Ratio of         Investment
Year                                                       Expenses to          Income to       Portfolio
Ended                        Total        Ending Net       Average Net        Average Net        Turnover
May 31,                  Return(a)      Assets (000)         Assets(b)          Assets(b)            Rate
---------------------------------------------------------------------------------------------------------
Class A (10/86)
  2000                       (5.21)%         $55,564              1.10%              5.06%             16%
  1999                        3.42            70,865               .69               5.00              18
  1998                       10.05            65,826               .61               5.28              20
  1997                        8.37            55,667               .70               5.61              46
  1996                        3.83            44,392               .79               5.76              65

Class B (2/97)
  2000                       (5.91)            7,809              1.87               4.32              16
  1999                        2.66             7,966              1.45               4.25              18
  1998                        9.23             2,640              1.34               4.50              20
  1997(c)                     2.18               229              1.35*              4.84*             46

Class C (2/94)
  2000                       (5.73)            9,672              1.64               4.52              16
  1999                        2.80            13,167              1.25               4.45              18
  1998                        9.50             8,912              1.16               4.73              20
  1997                        7.88             6,320              1.25               5.06              46
  1996                        3.16             4,442              1.68               4.85              65

Class R (2/97)
  2000                       (4.93)           51,788               .91               5.26              16
  1999                        3.55            61,044               .49               5.20              18
  1998                       10.30            61,180               .41               5.48              20
  1997(c)                     2.31            57,383               .39*              5.83*             46
---------------------------------------------------------------------------------------------------------


*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.09%, 1.86%, 1.63% and .91% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.07%, 4.32%, 4.52% and 5.27% for classes A, B, C and R, respectively.
(c)  From commencement of class operations as noted.



24    Section 5    Financial Highlights

Nuveen Virginia Municipal Bond Fund**


Class
(Inception
Date)
                                Investment Operations                Less Distributions
                         ------------------------------------   -----------------------------
                                        Net Realized
Year         Beginning          Net   and Unrealized                   Net                         Ending
Ended        Net Asset   Investment       Investment            Investment   Capital            Net Asset
May 31,          Value       Income      Gain (Loss)    Total       Income     Gains    Total       Value
---------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000         $ 10.93         $.53            $(.83)   $(.30)      $(.52)    $(.01)   $(.53)      $10.10
  1999           11.06          .53             (.10)     .43        (.53)     (.03)    (.56)       10.93
  1998           10.66          .56              .41      .97        (.56)     (.01)    (.57)       11.06
  1997           10.40          .58              .25      .83        (.57)       --     (.57)       10.66
  1996           10.56          .57             (.15)     .42        (.58)       --     (.58)       10.40

Class B (2/97)
  2000           10.93          .45             (.82)    (.37)       (.45)     (.01)    (.46)       10.10
  1999           11.06          .45             (.10)     .35        (.45)     (.03)    (.48)       10.93
  1998           10.66          .48              .41      .89        (.48)     (.01)    (.49)       11.06
  1997(c)        10.62          .16              .04      .20        (.16)       --     (.16)       10.66

Class C (10/93)
  2000           10.92          .47             (.81)    (.34)       (.47)     (.01)    (.48)       10.10
  1999           11.06          .47             (.11)     .36        (.47)     (.03)    (.50)       10.92
  1998           10.65          .50              .42      .92        (.50)     (.01)    (.51)       11.06
  1997           10.39          .52              .26      .78        (.52)       --     (.52)       10.65
  1996           10.56          .51             (.16)     .35        (.52)       --     (.52)       10.39

Class R (2/97)
  2000           10.93          .55             (.82)    (.27)       (.55)     (.01)    (.56)       10.10
  1999           11.06          .56             (.10)     .46        (.56)     (.03)    (.59)       10.93
  1998           10.66          .59              .41     1.00        (.59)     (.01)    (.60)       11.06
  1997(c)        10.62          .20              .04      .24        (.20)       --     (.20)       10.66
---------------------------------------------------------------------------------------------------------

Class
(Inception
Date)
                                                             Ratios/Supplemental Data
                                         ----------------------------------------------------------------
                                                                             Ratio of Net
                                                              Ratio of         Investment
Year                                                       Expenses to          Income to       Portfolio
Ended                        Total        Ending Net       Average Net        Average Net        Turnover
May 31,                  Return(a)       Assets (000)        Assets(b)          Assets(b)            Rate
---------------------------------------------------------------------------------------------------------
Class A (3/86)
  2000                       (2.72)%        $125,522              1.00%              5.07%             22%
  1999                        3.95           138,941               .86               4.81              15
  1998                        9.30           133,966               .74               5.15               3
  1997                        8.20           122,252               .74               5.45              23
  1996                        4.03           117,677               .83               5.41              17

Class B (2/97)
  2000                       (3.44)           10,713              1.75               4.32              22
  1999                        3.20            10,419              1.61               4.05              15
  1998                        8.53             3,894              1.51               4.33               3
  1997(c)                     1.94               381              1.47*              4.68*             23

Class C (10/93)
  2000                       (3.16)           14,263              1.55               4.53              22
  1999                        3.30            17,679              1.41               4.26              15
  1998                        8.81            15,660              1.29               4.59               3
  1997                        7.61            11,700              1.29               4.89              23
  1996                        3.37            10,978              1.38               4.84              17

Class R (2/97)
  2000                       (2.49)           50,403               .80               5.27              22
  1999                        4.18            56,728               .66               5.01              15
  1998                        9.54            58,734               .54               5.35               3
  1997(c)                     2.26            57,002               .52*              5.69*             23
---------------------------------------------------------------------------------------------------------


*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.


(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .99%, 1.75%, 1.54% and .79% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.08%, 4.33%, 4.53% and 5.28% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.


                                         Section 5    Financial Highlights    25

Appendix   Additional State Information


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


Maryland

Maryland has benefited from the expansion in the national economy. The State's once sluggish economy has shown improvement. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland. In addition, high technology, especially in the medical and biomedical research sectors, continues to play an important role in the State's economy.

The State's unemployment rate fell to 3.2% in July 2000 from 3.9% in July 1999, and remains well below the national average of 4.0% in July 2000. Per capita income, which was $32,166 in 1999, continues to exceed national averages and Maryland remains one of the wealthiest states in the nation.

During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes were reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. Tax reductions continued during 1999, which led to approximately $292 million in tax savings for State residents.

Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried triple-A ratings from Moody's, Standard & Poor's, and Fitch as of August 31, 2000. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.


Tax Treatment

The fund's regular monthly dividends will not be subject to Maryland personal income taxes to the extent they are paid out of income earned on Maryland municipal bonds or U.S. government securities. You will be subject to Maryland personal income tax, however, to the extent the fund distributes any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.


26    Appendix

The treatment of corporate shareholders who pay Maryland corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.


Pennsylvania

Pennsylvania's economy has improved, but growth rates remain below national averages. Continued losses in the manufacturing and healthcare sectors and sluggish population and labor force growth have contributed to the below average indicators. Although growth has been slow, the Commonwealth's economy remains diverse.

Pennsylvania's unemployment rate was 4.0% in July 2000, which mirrored the national average for July 2000 and was lower than the Commonwealth's 4.3% rate in July 1999. Pennsylvania's 1999 per capita income was $28,676, which is slightly above the national average.

As of August 31, 2000, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch. These ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.


Tax Treatment

The fund's regular monthly dividends will not be subject to the Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax) to the extent those dividends result from interest earned on Pennsylvania municipal bonds or U.S. government securities. You could be subject to Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax), however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders who pay Pennsylvania corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.


Virginia

Like the U.S. economy, the Virginia economy is broad-based and comprised of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, including high technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

Virginia's unemployment rate was a low 2.5% in July 2000, well below the national average of 4.0% and down slightly from the Commonwealth's July 1999 rate of 2.7%. Virginia's 1999 per capita income was $29,484, which is above the national average.


                                                                  Appendix    27

As of August 31, 2000, Moody's, Standard & Poor's, and Fitch each rated the Commonwealth AAA. These ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.


Tax Treatment

The fund's regular monthly dividends will not be subject to Virginia personal income taxes to the extent they are paid out of income earned on Virginia municipal bonds or U.S. government securities. You will be subject to Virginia personal income tax, however, to the extent the fund distributes any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders who pay Virginia corporate income tax is similar to that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed state tax information.



28    Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Income

Income Fund

Floating Rate Fund/1/

Tax-Free Income
National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona

California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland

Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico

New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The funds' Investment Company file number is 811-07747.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See Fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                         September 28, 2000

NUVEEN MULTISTATE TRUST I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Florida Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of Nuveen Multistate Trust I dated September 28, 2000. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-24
Portfolio Transactions..................................................... S-25
Net Asset Value............................................................ S-26
Tax Matters................................................................ S-26
Performance Information.................................................... S-35
Additional Information on the Purchase and Redemption of Fund Shares....... S-44
Distribution and Service Plan.............................................. S-53
Independent Public Accountants and Custodian............................... S-55
Financial Statements....................................................... S-55
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Multistate Trust I (formerly Nuveen Flagship Multistate Trust I) (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each Fund is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series:
Nuveen Arizona Municipal Bond Fund (formerly Nuveen Flagship Arizona

Municipal Bond Fund and prior to that, Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Colorado Municipal Bond Fund (formerly Nuveen Flagship Colorado Municipal Bond Fund and prior to that, Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Florida Municipal Bond Fund (formerly Nuveen Flagship Florida Municipal Bond Fund and prior to that, Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen New Mexico Municipal Bond Fund (formerly Nuveen Flagship New Mexico Municipal Bond Fund and prior to that, the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Pennsylvania Municipal Bond Fund (formerly Nuveen Flagship Pennsylvania Municipal Bond Fund and prior to that, Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Virginia Municipal Bond Fund (formerly Nuveen Flagship Virginia Municipal Bond Fund and prior to that, Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

  The Funds may invest in inverse floating rate municipal securities or "inverse floaters", whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions, and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1999 and 2000 fiscal years were:

                                                                        Fiscal
                                                                         Year
                                                                       1999 2000
                                                                       ---- ----
      Nuveen Arizona Municipal Bond Fund ............................. 16%  41%
      Nuveen Colorado Municipal Bond Fund ............................ 23%  54%
      Nuveen Florida Municipal Bond Fund ............................. 19%  18%
      Nuveen Maryland Municipal Bond Fund ............................ 29%  19%
      Nuveen New Mexico Municipal Bond Fund .......................... 14%  24%
      Nuveen Pennsylvania Municipal Bond Fund ........................ 18%  16%
      Nuveen Virginia Municipal Bond Fund ............................ 15%  22%

When-Issued Securities or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

  Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Arizona

  Arizona's economy is primarily based on services, tourism and high technology manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth recently due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Major employers include Motorola, Wal-Mart, Allied Signal, American Express and Banc One. In 1999, the State ranked second in the nation in job growth with an approximate 4.1% increase in total employment. The Arizona Constitution restricts the legislature's power to raise revenues by increasing property taxes.

  The State's strong growth is projected to moderate in the near term as population growth slows. Even though the growth rate is slowing, the State's economy is expected to continue to expand.

  The statewide unemployment rate was 3.6% in July 2000, below the national average of 4.0% in July 2000 and also below the July 1999 statewide average of 4.1%. In recent years, the State's unemployment rate has remained slightly below the national average. The change in relative unemployment is due to the significant population growth that the State has experienced. Per capita income was $25,307 in 1999, which is 89% of the national average.

  The Arizona Constitition restricts the legislature's power to raise revenues by increasing property taxes. The State has also enacted limits on annual spending. The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its creditworthiness.

Factors Pertaining to Colorado

  Colorado's trade and services sectors represent nearly half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high technology and construction industries. The State's economic activity continues to outpace national growth levels. For example, population growth has been robust, registering at levels nearly double the national average. While recent reports project slowing economic growth in the near term, the rate of growth for the Colorado economy is expected to remain higher than national growth rates.

  Colorado's unemployment rate remains low at 2.7% in July 2000, well below the national average of 4.0% in July 2000 and below the 3.0% statewide rate in July 1999. Per capita income grew 5.3% to $31,678 in 1999.

  In 1992, Colorado voters approved the Taxpayer's Bill of Rights (TABOR) which limits the revenue growth of state and local governments. The State of Colorado refunded $563.2 million and $679.6 million to State residents during fiscal years 1998 and 1999, respectively. The TABOR surplus for the current fiscal year, which will end on June 30, 2000, is $673.4 million. From fiscal year 1999-00 through fiscal year 2004-05, the State's legislative economists expect State revenues to exceed the TABOR limit by nearly $6.0 billion or an average of $995.3 million per year. Consequently, State officials are currently examining methods of adopting a number of temporary and permanent tax reductions to cut, or possibly avoid future refunds to State taxpayers.

  Colorado does not issue general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard & Poor's. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Florida

  Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Population growth, which reached 30% from 1980 to 1990, has slowed but remains relatively high. Florida has a diverse economy with recent growth in the insurance, banking, healthcare, construction and trade sectors helping to lessen the State's dependence on the agriculture and tourism industries.

  Florida's unemployment rate of 3.7% in July 2000 was slightly lower than the national average of 4.0% and equal to its unemployment rate in July 1999. Florida's 1999 per capita income of $28,023 is on par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed incomes than on wages, income levels in the State are generally more stable over different phases of economic cycles.

  Florida's "intangibles tax," which taxes securities and other intangible items of monetary value, was reduced during 1999. Plans are currently being considered that may abolish the intangibles tax in coming years. The effects of the reduction or possible repeal of the intangibles tax on the State's financial position cannot be determined.

  As of August 31, 2000, Florida's general obligation debt carried ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Maryland

  Maryland has benefited from the expansion in the national economy. The State's once sluggish economy has shown improvement, Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland. In addition, high technology, especially in the medical and biomedical research sectors, continues to play an important role in the State's economy.

  The State's unemployment rate, which fell to 3.2% in July 2000, down from 3.9% in July 1999, remains well below the national average, which was 4.0% in July 2000. Per capita income, which was $32,166 in 1999, continues to exceed national averages. Maryland remains among the wealthiest states in the nation.

  During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes were reduced by 5% in 1998, more than the 2% reduction originally planned for that year. Tax reductions continued during 1999, translating into approximately $292 million in tax savings for Maryland residents. Additional reductions are expected to be phased in through 2002, which are expected to generate $2.4 billion in total tax savings for State residents.

  Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried triple-A ratings from Moody's, Standard & Poor's, and Fitch as of August 31, 2000. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to New Mexico

  New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing and mining. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. In addition, crop and livestock production remain a major part of the economy.

  New Mexico's economy continues to expand and diversify away from its historic reliance on federal employment and oil and gas production as a result of increasing growth in the services and manufacturing sectors. However, this transition has caused the State's job growth to fall below national levels in recent years.

  The Statewide unemployment rate was 5.4% in July 2000, down from the 6.0% State average in July 1999, but surpassing the national average of 4.0% in July 2000. The economy is dealing with declines in the manufacturing sector. Per capita income rose approximately 4% during 1999 to $22,063.

  As of August 31, 2000, Moody's rates the State's general obligation debt Aa1, while Standard & Poor's rates it AA+. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Pennsylvania

  Pennsylvania's economy has improved, but growth rates remain below the national average. Continued losses in the manufacturing and healthcare sectors and sluggish population and labor force growth have contributed to the below average indicators. Although growth has been slow, the Commonwealth's economy remains diverse. Employment losses in the manufacturing sector have helped reduce the Commonwealth's reliance on that economically-sensitive sector. A portion of the jobs lost have been replaced by new industries such as biotechnology, software and business services.

  Pennsylvania's unemployment rate was 4.0% in July 2000, which mirrored the national average and was lower than the Commonwealth's 4.3% rate in July 1999. Pennsylvania's 1999 per capita income was $28,676, which is slightly above the national average.

  As of August 31, 2000, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa3 by Moody's, and AA by Fitch. These ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Factors Pertaining to Virginia

  Like the U.S. economy, the Virginia economy is broad-based and comprised of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, including high technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

  There are approximately 10,000 tobacco farmers in the Commonwealth of Virginia, as well as an estimated 9,000 Virginia residents employed in the tobacco industry. Recent judgements against U.S. tobacco companies may have adverse financial effects on Phillip Morris, one of Virginia's largest employers. Future adverse judgements against Phillip Morris and other U.S. tobacco companies may lead to layoffs, which could have a noticeable effect on Virginia's labor markets.

  Virginia's unemployment rate was 2.5% in July 2000, well below the national average of 4.0% in July 2000 and down slightly from the Commonwealth's July 1999 rate of 2.7%. Per capita income was $29,404 in 1999, which is above the U.S. average.

  As of August 31, 2000, Moody's, Standard & Poor's, and Fitch each rated the Commonwealth AAA. These ratings reflect the Commonwealth's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Securities

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, Nuveen
                                                            Investments, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and Nuveen
                                                            Investments; Director of
                                                            Nuveen Advisory Corp.
                                                            (since 1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, Nuveen
                                                              Investments, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of Nuveen
 333 West Wacker Drive          Treasurer                     Investments (since
 Chicago, IL 60606                                            January 1999), prior
                                                              thereto, Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of Nuveen
                                                              Investments; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Investments; Vice
 Chicago, IL 60606                                            President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of Nuveen
 333 West Wacker Drive                                        Investments and (since
 Chicago, IL 60606                                            May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.;
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     of The John Nuveen Company
                                                     and (since January 1997)
                                                     Nuveen Asset Management
                                                     Inc.; Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp.; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of Nuveen Investments;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of The John
                                                     Nuveen Company (since May
                                                     1994); Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.

--------------------------------------------------------------------------------

  Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                 Deferred   Total Compensation
                                 Aggregate     Compensation   from Trust and
                               Compensation    Payable from    Fund Complex
      Name of Trustee        from the Trust(1) the Trust(2) Paid to Trustees(3)
      ---------------        ----------------- ------------ -------------------
      Robert P. Bremner.....      $3,158          $  188          $71,000
      Lawrence H. Brown.....      $3,513          $  --           $75,500
      Anne E. Impellizzeri..      $2,113          $1,251          $71,000
      Peter R. Sawers.......      $2,113          $1,252          $71,750
      William J. Schneider..      $2,052          $1,226          $69,000
      Judith M. Stockdale...      $3,036          $  315          $71,000

--------

(1) The compensation paid (but not including amounts deferred) to the independent trustees for the fiscal year ended May 31, 2000 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended May 31, 2000 for services to the open-end and closed-end funds advised by NAC.

  Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $500 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NAC or Nuveen.

  The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 18, 2000, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Arizona Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    17.09%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E76
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Arizona Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    33.72
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND2
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Arizona Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    26.94
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GX6
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Banc of America                           9.20
                            747-04209-15
                            Attn: Mutual Funds 4th Floor
                            600 Montgomery Street
                            San Francisco, CA 94111
                            Donaldson Lufkin Jenrette                 5.97
                            Securities Corporation, Inc.
                            P.O. Box 2052
                            Jersey City, NJ 07303-9998

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
                            NFSC FEBO W82-808946                      5.08%
                            Gordon F. Huff
                            201 W. Quartz Rock Rd.
                            Phoenix, AZ 85027
Nuveen Arizona Municipal
 Bond Fund                  Horace M. Wade                            7.03
 Class R Shares............ and Christine M. Wade Trust
                            Wade Liv Trust U-A DTD 04-13-98
                            6231 Montewbella Rd. Apt. 124
                            Tucson, AZ 85704
Nuveen Colorado Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    21.49
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97IX9
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Colorado Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith     9.72
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97NC0
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            U S Bancorp Investments                   6.36
                            FBO 180124921
                            100 South Fifth Street Suite 1400
                            Minneapolis, MN 55402-1217
                            Chester Shellhammer TTEE                  6.07
                            Trust Date 08-27-91
                            8554 Hwy. 550
                            Durango, CO 81301-7833
                            Dean Witter                               5.13
                            for the benefit of
                            Equanimity LLLP
                            P.O. Box 250, Church Street
                            New York, NY 10008-0250
Nuveen Colorado Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    23.81
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND9
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                   Percentage
Name of Fund and Class  Name and Address of Owner                 of Ownership
----------------------  -------------------------                 ------------
                        PaineWebber for the benefit of                8.09%
                        Laverne L. Swalm
                        189 Ivanhoe
                        Denver, CO 80220-5839
                        PaineWebber for the benefit of                7.30
                        W. Gregory Mesch
                        Prinsengracht 417-A
                        1016 HM Amsterdam
                        PaineWebber for the benefit of                6.85
                        Robert D. Bliss and Elnora D.
                        Irrev Trust No 1 DTD 6-29-99
                        P.O. Box 816
                        Greeley, CO 80632-0816
                        Edmond J. Mueller                             6.82
                        Neoma A. Mueller
                        Mueller Family Trust
                        5035 McIntyre St.
                        Golden, CO 80403-1739
                        Salomon Smith Barney Inc.                     5.93
                        00124018279
                        333 West 37th St.--3rd Floor
                        New York, NY 10001
Nuveen Colorado
 Municipal Bond Fund    Bruce A. Grossfield & Judith D. Ludwig TR    42.59
 Class R Shares........ Bruce A. Grossfield LIV Trust
                        31 Spring Street
                        Noank, CT 06340
                        Raymond Munyon                               24.17
                        Lisa Ann Munyon & Renee L. Miller TRS
                        Munyon Family Irrevocable Trust
                        7650 Kline Dr.
                        Arvada, CO 80005-3776
                        Joseph N. Emmons                              9.12
                        2428 Virgo Dr.
                        Colorado Spgs, CO 80906-1048
                        Harold M. Gott                                8.24
                        P.O. Box. 1929
                        Montrose, CO 81402-1929
                        James E. Maly                                 6.52
                        Carole P. Maly
                        Maly Family Trust
                        3370 W. Woodmen Road
                        Colorado Spgs, CO 80919-4507

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Florida Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    39.57%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E80
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Florida Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    36.75
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND3
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Florida Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    62.45
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GX3
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Maryland Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith     6.84
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E83
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Maryland Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    27.12
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admn. / 97NB4
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Maryland Municipal
 Bond Fund                  Dean Witter for the benefit of           12.45
 Class C Shares............ Julia F. Carver Rev. Living Trust
                            P.O. Box 250
                            Church Street Station
                            New York, NY 10008-0250

                            Dean Witter for the benefit of           10.75
                            August Bert Carver Rev. Living Trust
                            P.O. Box 250
                            Church Street Station
                            New York, NY 10008-0250

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
                             Jessie L. & John L. Daniels              10.65%
                             & Diane D. Cole & Lynne D. Mella TRS
                             Jessie L. Daniels Trust
                             U/A 12/21/92
                             9039 Rouen Ln.
                             Potomac, MD 20854-3135

                             Merrill Lynch, Pierce, Fenner & Smith    10.26
                             for the benefit of its customers
                             Attn: Fund Admn. / 97GX7
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Maryland Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith     6.62
 Class R Shares............  for the sole benefit of its customers
                             Attn: Fund Admn. / 979D5
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484
Nuveen New Mexico Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    27.10
 Class A Shares............  for the sole benefit of its customers
                             Attn: Fund Admin. / 97AF5
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484
Nuveen New Mexico Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    12.88
 Class B Shares............  for the sole benefit of its customers
                             Attn: Fund Admin. / 97NC7
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484
                             NFSC FEBO HDM-229172                      7.56
                             Dorothy Tiramani Rev. Trust
                             6100 Cortaderia St. NE Apt. 4013
                             Albuquerque, NM 87111-8012
Nuveen New Mexico Municipal
 Bond Fund                   Raymond James & Assoc., Inc.             22.35
 Class C Shares............  for Elite Acct. 50094911 FAO
                             Ann M. Gebhart TTEE
                             UA DTD 9-27-88 AM
                             1421 Pinnacle View Dr. NE
                             Albuquerque, NM 87112-6558

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
                             Anthony G. Hillerman                     16.85%
                             Marie E. Hillerman CO-TTEES
                             UA DTD 02-22-90
                             Anthony G. and Marie E. Hillerman
                             Rev TR Hillerman, RV TR
                             1632 Francisca Rd.
                             Albuquerque, NM 87107-7118
                             Raymond James & Assoc. Inc.               7.81
                             for Elite Acct. 50152500
                             Sole Separate Property
                             11108 Double Eagle NE
                             Albuquerque, NM 87111-6561
Nuveen New Mexico Municipal
 Bond Fund                   Mary Swickard                            61.76
 Class R Shares............  84 Barcelona Ave.
                             Los Alamos, NM 87544-3428
                             William V. Mason                         13.91
                             and Jean C. Mason
                             200 Oak Street, N.E.
                             Albuquerque, NM 87106
                             Herschel W. Rogers                        8.55
                             Rosemary E. Rogers Trs
                             H.W. & R.E. Rogers Rev. Trust
                             4509 Acapulco Dr.
                             Albuquerque, NM 87111-2813
                             George R. Havens                          6.27
                             and Patricia M. Havens
                             22 Granite Cir.
                             Roswell, NM 88201
Nuveen Pennsylvania
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    28.59
 Class A Shares............  for the sole benefit of its customers
                             Attn: Fund Admin. / 97E74
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Pennsylvania
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    36.40
 Class B Shares............  for the sole benefit of its customers
                             Attn: Fund Admin. / 97ND6
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Pennsylvania
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    67.34
 Class C Shares............  for the sole benefit of its customers
                             Attn: Fund Admin. / 97GX4
                             4800 Deer Lake Dr. E. Fl 3
                             Jacksonville, FL 32246-6484

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen Virginia Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    25.98%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97E81
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Virginia Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    27.68
 Class B Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97ND7
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Virginia Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    52.52
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Admin. / 97GX2
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Virginia Municipal
 Bond Fund                  Charles Schwab & Co., Inc.                7.55
 Class R Shares............ for the benefit of their customers
                            4500 Cherry Creek Dr. S
                            Denver, CO 80018

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For net assets over $2 billion...................................  .4750 of 1%

  For the last three fiscal years, the Funds paid net management fees to Nuveen Advisory as follows:

                              Management Fees Net of     Fee Waivers and Expense
                             Expense Reimbursement Paid    Reimbursements from
                                     to Nuveen           Nuveen Advisory for the
                            Advisory for the Year Ended        Year Ended
                           ----------------------------- -----------------------
                            5/31/98   5/31/99   5/31/00  5/31/98 5/31/99 5/31/00
                           --------- --------- --------- ------- ------- -------
Nuveen Arizona Municipal
 Bond Fund...............    493,414   540,464   556,256 108,424 113,607 38,747
Nuveen Colorado Municipal
 Bond Fund...............    195,474   213,775   241,911   3,777  33,939    --
Nuveen Florida Municipal
 Bond Fund...............  1,936,305 2,027,580 1,971,449     --      --     --
Nuveen Maryland Municipal
 Bond Fund...............    313,921   347,750   397,068  36,658  47,257  4,922
Nuveen New Mexico
 Municipal Bond Fund.....    217,776   299,800   307,075  79,556  36,645    --
Nuveen Pennsylvania
 Municipal Bond Fund.....    268,015   446,415   734,164 440,918 361,812 30,869
Nuveen Virginia Municipal
 Bond Fund...............    786,826 1,123,893 1,161,710 316,199  71,949    --

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as a co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax on its distributions in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income"

(which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

Maryland

  The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

  The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

  The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or any obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Maryland state and local tax matters.

Arizona

  The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

  The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

  The Arizona Fund is not subject to the Arizona corporate income tax.

  Distributions by the Arizona Fund that are attributable to interest on any obligation of Arizona and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

  Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Arizona state and local tax matters.

Colorado

  The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

  The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

  The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado individual or corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

  Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Colorado state and local tax matters.

Florida

  The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Florida Fund transactions.

  The following is based on the assumptions that the Florida Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Florida Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Florida Fund's shareholders.

  The Florida Fund will be subject to the Florida corporate income tax only if it has a sufficient nexus with Florida. If the Florida Fund is subject to the Florida corporate income tax, it does not expect to pay a material amount of such tax. The Florida Fund will not be subject to the Florida intangible personal property tax.

  Shares of the Florida Fund will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, at least 90 percent of the Fund's assets consist of tax-exempt obligations of Florida and its political subdivisions ("Florida Obligations") or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If more than 10 percent of the Fund's assets consist of any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax.

  All distributions by the Florida Fund to corporate shareholders either organized or doing business in Florida, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Fund will be subject to the Florida corporate income tax.

  Shares of the Florida Fund may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Florida state and local tax matters.

New Mexico

  The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

  The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

  The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

  Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Mexico and local tax matters.

Pennsylvania

  The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

  The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

  The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will not be subject to the Pennsylvania franchise tax.

  Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax, the Pennsylvania corporate net income tax, or to the Philadelphia School District income tax (for Philadelphia residents). Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. Most other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes. Similarly, such other distributions would be subject to the Philadelphia School District income tax (for Philadelphia residents) except for distributions attributable to capital gains in respect to obligations held by the Pennsylvania Fund.

  Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes, but such gain will not be subject to the Philadelphia School District income tax (for Philadelphia residents) if the shares are held in excess of six months.

  Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Pennsylvania and local tax matters.

Virginia

  The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

  The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

  The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

  If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

  Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Virginia state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                         cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                 As of May 31, 2000
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
      Nuveen Arizona Municipal Bond
      Fund
        Class A Shares.............  3.69%        42.5%             6.42%
        Class B Shares ............  3.10%        42.5%             5.39%
        Class C Shares.............  3.30%        42.5%             5.74%
        Class R Shares.............  4.04%        42.5%             7.03%
      Nuveen Colorado Municipal
      Bond Fund
        Class A Shares.............  2.27%        42.5%             3.95%
        Class B Shares ............  1.62%        42.5%             2.82%
        Class C Shares.............  1.81%        42.5%             3.15%
        Class R Shares.............  2.33%        42.5%             4.05%
      Nuveen Florida Municipal Bond
      Fund
        Class A Shares.............  3.53%        39.6%             5.84%
        Class B Shares ............  2.93%        39.6%             4.85%
        Class C Shares.............  3.13%        39.6%             5.18%
        Class R Shares.............  3.88%        39.6%             6.42%
      Nuveen Maryland Municipal
      Bond Fund
        Class A Shares.............  4.21%        42.5%             7.32%
        Class B Shares ............  3.65%        42.5%             6.35%
        Class C Shares.............  3.85%        42.5%             6.70%
        Class R Shares.............  4.60%        42.5%             8.00%
      Nuveen New Mexico Municipal
      Bond Fund
        Class A Shares.............  2.87%        44.5%             5.17%
        Class B Shares ............  2.25%        44.5%             4.05%
        Class C Shares.............  2.44%        44.5%             4.40%
        Class R Shares.............  3.19%        44.5%             5.75%
      Nuveen Pennsylvania Municipal
       Bond Fund
        Class A Shares.............  3.46%        41.5%             5.91%
        Class B Shares ............  2.86%        41.5%             4.89%
        Class C Shares.............  3.07%        41.5%             5.25%
        Class R Shares.............  3.81%        41.5%             6.51%
      Nuveen Virginia Municipal
       Bond Fund
        Class A Shares.............  4.53%        43.0%             7.95%
        Class B Shares ............  3.98%        43.0%             6.98%
        Class C Shares.............  4.18%        43.0%             7.33%
        Class R Shares.............  4.92%        43.0%             8.63%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the date quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                           May 31, 2000
                                                   -----------------------------
                                                        Distribution Rates
                                                   -----------------------------
                                                           Class
                                                   Class A   B   Class C Class R
                                                   ------- ----- ------- -------
      Nuveen Arizona Municipal Bond Fund..........  4.83%  4.28%  4.52%   5.27%
      Nuveen Colorado Municipal Bond Fund.........  5.08%  4.54%  4.74%   5.49%
      Nuveen Florida Municipal Bond Fund .........  5.24%  4.70%  4.93%   5.66%
      Nuveen Maryland Municipal Bond Fund.........  4.75%  4.21%  4.39%   5.14%
      Nuveen New Mexico Municipal Bond Fund.......  4.82%  4.22%  4.48%   5.21%
      Nuveen Pennsylvania Municipal Bond Fund.....  5.15%  4.60%  4.80%   5.57%
      Nuveen Virginia Municipal Bond Fund.........  5.01%  4.51%  4.69%   5.47%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               Inception Dates
                                                              ------------------
Arizona Municipal Bond Fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 7, 1994
  Class R Shares.............................................   February 1, 1997
Colorado Municipal Bond Fund
  Class A Shares.............................................        May 4, 1987
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Florida Municipal Bond Fund
  Class A Shares.............................................      June 15, 1990
  Class B Shares.............................................   February 1, 1997
  Class C Shares............................................. September 14, 1995
  Class R Shares.............................................   February 1, 1997
Maryland Municipal Bond Fund
  Class A Shares.............................................  September 6, 1994
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................  September 6, 1994
  Class R Shares.............................................      July 26, 1991
New Mexico Municipal Bond Fund
  Class A Shares............................................. September 16, 1992
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Pennsylvania Municipal Bond Fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 2, 1994
  Class R Shares.............................................   February 1, 1997
Virginia Municipal Bond Fund
  Class A Shares.............................................     March 27, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................    October 4, 1993
  Class R Shares.............................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 2000 and for the period from inception through May 31, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                                  Annual Total Return
                                        ---------------------------------------
                                                                        From
                                        One Year Five Years Ten Years Inception
                                         Ended     Ended      Ended    through
                                        May 31,   May 31,    May 31,   May 31,
                                          2000      2000      2000      2000
                                        -------- ---------- --------- ---------
      Nuveen Arizona Municipal Bond
       Fund
        Class A Shares................   -7.77%    3.35%      6.08%     6.31%
        Class B Shares................   -8.12%    3.36%      6.04%     6.31%
        Class C Shares................   -4.28%    3.69%      5.95%     6.06%
        Class R Shares................   -3.53%    4.40%      6.62%     6.71%
      Nuveen Colorado Municipal Bond
       Fund
        Class A Shares................  -10.13%    3.47%      5.93%     5.85%
        Class B Shares................  -10.43%    3.54%      5.90%     5.84%
        Class C Shares................   -6.73%    3.85%      5.94%     5.77%
        Class R Shares................   -6.08%    4.51%      6.46%     6.26%
      Nuveen Florida Municipal Bond
       Fund
        Class A Shares................   -6.26%    3.23%        N/A     5.86%
        Class B Shares................   -6.80%    3.25%        N/A     5.83%
        Class C Shares................   -2.79%    3.57%        N/A     5.73%
        Class R Shares................   -2.07%    4.26%        N/A     6.38%
      Nuveen Maryland Municipal Bond
       Fund
        Class A Shares................   -7.77%    2.69%        N/A     4.45%
        Class B Shares................   -8.10%    2.71%        N/A     4.30%
        Class C Shares................   -4.16%    2.99%        N/A     4.33%
        Class R Shares................   -3.43%    3.84%        N/A     5.26%
      Nuveen New Mexico Municipal Bond
       Fund
        Class A Shares................   -8.09%    3.36%        N/A     4.68%
        Class B Shares................   -8.41%    3.38%        N/A     4.60%
        Class C Shares................   -4.71%    3.75%        N/A     4.81%
        Class R Shares................   -3.89%    4.43%        N/A     5.39%
      Nuveen Pennsylvania Municipal
       Bond Fund
        Class A Shares................   -9.20%    3.06%      5.60%     5.80%
        Class B Shares................   -9.51%    3.12%      5.58%     5.80%
        Class C Shares................   -5.73%    3.38%      5.47%     5.56%
        Class R Shares................   -4.93%    4.10%      6.13%     6.20%

                                                Annual Total Return
                                      ---------------------------------------
                                                                      From
                                      One Year Five Years Ten Years Inception
                                       Ended     Ended      Ended    through
                                      May 31,   May 31,    May 31,   May 31,
                                        2000      2000      2000      2000
                                      -------- ---------- --------- ---------
      Nuveen Virginia Municipal Bond
       Fund
        Class A Shares...............  -6.81%    3.58%      5.94%     6.31%
        Class B Shares...............  -7.13%    3.61%      5.91%     6.31%
        Class C Shares...............  -3.16%    3.90%      5.82%     6.05%
        Class R Shares...............  -2.49%    4.62%      6.48%     6.69%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 2000, and for the period since inception through May 31, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                                Cumulative Total Return
                                        ---------------------------------------
                                                                        From
                                        One Year            Ten Years Inception
                                         Ended   Five Years   Ended    Through
                                        May 31,  Ended May   May 31,   May 31,
                                          2000    31, 2000    2000       2000
                                        -------- ---------- --------- ---------
      Nuveen Arizona Municipal Bond
       Fund
        Class A Shares................   -7.77%    17.90%    80.52%    129.65%
        Class B Shares................   -8.12%    17.98%    79.76%    129.58%
        Class C Shares................   -4.28%    19.86%    78.29%    122.43%
        Class R Shares................   -3.53%    24.00%    89.76%    141.54%
      Nuveen Colorado Municipal Bond
       Fund
        Class A Shares................  -10.13%    18.59%    77.93%    109.44%
        Class B Shares................  -10.43%    19.02%    77.47%    109.24%
        Class C Shares................   -6.73%    20.77%    78.01%    107.34%
        Class R Shares................   -6.08%    24.68%    86.97%    120.13%
      Nuveen Florida Municipal Bond
       Fund
        Class A Shares................   -6.26%    17.25%      N/A      76.30%
        Class B Shares................   -6.80%    17.32%      N/A      75.88%
        Class C Shares................   -2.79%    19.14%      N/A      74.27%
        Class R Shares................   -2.07%    23.18%      N/A      85.17%
      Nuveen Maryland Municipal Bond
       Fund
        Class A Shares................   -7.77%    14.21%      N/A      43.23%
        Class B Shares................   -8.10%    14.28%      N/A      41.58%
        Class C Shares................   -4.16%    15.89%      N/A      41.93%
        Class R Shares................   -3.43%    20.75%      N/A      52.63%
      Nuveen New Mexico Municipal Bond
       Fund
        Class A Shares................   -8.09%    17.96%      N/A      42.35%
        Class B Shares................   -8.41%    18.08%      N/A      41.41%
        Class C Shares................   -4.71%    20.22%      N/A      43.58%
        Class R Shares................   -3.89%    24.22%      N/A      49.82%
      Nuveen Pennsylvania Municipal
       Bond Fund
        Class A Shares ...............   -9.20%    16.27%    72.45%    115.21%
        Class B Shares................   -9.51%    16.63%    72.14%    115.14%
        Class C Shares................   -5.73%    18.10%    70.37%    108.52%
        Class R Shares................   -4.93%    22.27%    81.28%    126.35%

                                              Cumulative Total Return
                                      ---------------------------------------
                                                                      From
                                      One Year            Ten Years Inception
                                       Ended   Five Years   Ended    Through
                                      May 31,  Ended May   May 31,   May 31,
                                        2000    31, 2000    2000       2000
                                      -------- ---------- --------- ---------
      Nuveen Virginia Municipal Bond
       Fund
        Class A Shares ..............  -6.81%    19.24%    78.08%    138.15%
        Class B Shares...............  -7.13%    19.38%    77.60%    137.97%
        Class C Shares...............  -3.16%    21.09%    76.07%    129.96%
        Class R Shares...............  -2.49%    25.35%    87.35%    150.45%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using a 42.50% combined marginal federal and state tax rate for 2000, the annual taxable equivalent total return for the Maryland Municipal Bond Fund's Class R Shares for the five-year period ended May 31, 2000 was 7.56%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program Sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 2000 of Class A shares from the Nuveen Arizona Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $10.24
      Per Share Sales Charge--4.20% of public offering price (4.39% of
       net asset value per share).......................................    .45
                                                                         ------
      Per Share Offering Price to the Public............................ $10.69

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 and, the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
    (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded Fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded Funds.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and

Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following seven special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions caused by operation of law; 7) redemptions in connection with a payment of account of plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 9) redemptions of Class B or Class C shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advance service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

Shareholder Programs

Exchange Privilege

  You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All shares may be exchanged for shares of any Nuveen Money Market Fund.

  If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

  The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

  The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

  If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amounts that a Fund will receive from such a sale.

  To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 and last renewed on July 31, 2000 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 Year Ended               Year Ended               Year Ended
                                May 31, 1998             May 31, 1999             May 31, 2000
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of     Amount     Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
                          Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                      ------------ ----------- ------------ ----------- ------------ -----------
Nuveen Arizona Municipal
 Bond Fund..............      266           38         278           24          72            6
Nuveen Colorado
 Municipal Bond Fund....      120           19         187           27          40          --
Nuveen Florida Municipal
 Bond Fund..............      488           69         730           90         241          --
Nuveen Maryland
 Municipal Bond Fund....      157           25         122           19          35            5
Nuveen New Mexico
 Municipal Bond Fund....      145           20         154           21          46            7
Nuveen Pennsylvania
 Municipal Bond Fund....      242           34         224           19          88          --
Nuveen Virginia
 Municipal Bond Fund....      474           67         419           52         132          --

--------

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 2000, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was .55%.

                                                            Compensation Paid to
                                                             Authorized Dealers
                                                              During the Year
                                                             Ended May 31, 2000
                                                            --------------------
Nuveen Arizona Municipal Bond Fund
  Class A..................................................      $ 155,408
  Class B..................................................      $  38,284
  Class C..................................................      $  45,127
Nuveen Colorado Municipal Bond Fund
  Class A..................................................      $  71,339
  Class B..................................................      $  43,440
  Class C..................................................      $  20,463
Nuveen Florida Municipal Bond Fund
  Class A..................................................      $ 548,684
  Class B..................................................      $ 161,597
  Class C..................................................      $ 127,789
Nuveen Maryland Municipal Bond Fund
  Class A..................................................      $  44,551
  Class B..................................................      $  45,557
  Class C..................................................      $  39,364
Nuveen New Mexico Municipal Bond Fund
  Class A..................................................      $ 100,684
  Class B..................................................      $  25,536
  Class C..................................................      $  17,775
Nuveen Pennsylvania Municipal Bond Fund
  Class A..................................................      $ 127,092
  Class B..................................................      $  79,623
  Class C..................................................      $  88,264
Nuveen Virginia Municipal Bond Fund
  Class A..................................................      $ 265,779
  Class B..................................................      $ 104,589
  Class C..................................................      $ 121,995

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois, 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                               VAI-MS1 9-00

                                                               N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------

Municipal Bond
Funds

                                        ----------------------------------------
                                         ANNUAL REPORT  MAY 31, 2000
--------------------------------------------------------------------------------


Dependable, tax-free income to help you keep more of what you earn.


--------------------------------------------------------------------------------
[PHOTOS APPEARS HERE]


INVEST WELL


LOOK AHEAD



LEAVE YOUR MARK(SM)


                          Arizona Municipal Bond Fund
                          Colorado Municipal Bond Fund
                          New Mexico Municipal Bond Fund

    Contents
 1  Dear Shareholder
 3  Nuveen Flagship Arizona Municipal Bond Fund
 7  Nuveen Flagship Colorado Municipal Bond Fund
11  Nuveen Flagship New Mexico Municipal Bond Fund
15  Portfolio of Investments
26  Statement of Net Assets
27  Statement of Operations
28  Statement of Changes in Net Assets
29  Notes to Financial Statements
34  Financial Highlights
37  Report of Independent Public Accountants
41  Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.


                                                            ANNUAL REPORT page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT page 2

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Arizona Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
-
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, there were several factors that diverted the attention of
----
investors away from municipal bonds. First, of course, the Fed began raising interest rates in June 1999, backing that move up with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999 the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds and consequently caused an unexpected rally, at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. We believe investors reassessed their portfolios and recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
-
-3.75%, and its Lipper peer group average reported a total return of -2.96%. But the year-to-date 2000 figures are positive: The fund returned 1.51% and the Lipper peer group returned 1.58% on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. What we do focus on is trying
----
to maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But a bear market in bonds is actually very different from a bear market in stocks.

* The Lipper Peer Group returns represent the average annualized total return of the 40 funds in the Lipper Arizona Municipal Debt Funds category for the year-to-date period ended May 31, 2000, and 39 for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

                                                           ANNUAL REPORT  page 3

     When you hold a stock, you basically just want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. And it's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100. We feel there is upside potential in the fund, since the average bond price as of the end of the fiscal year was in the mid $80s.

    "Arizona is a very pro-business state, with a high-tech presence, strong manufacturing and a high quality of life."

Q| What does the fund's tax-exempt status mean for the numbers?
-

MIKE| The fund's tax-exempt status means the equivalent returns for a similar
----
taxable investment for taxpayers in the combined 34.5% federal and state income tax bracket would be 2.62% for the year-to-date period.*

     As of May 31, 2000, the SEC 30-day yield of the fund was 3.85%. For investors in the combined 34.5% tax bracket, that is equivalent to a yield of 5.88% on a taxable investment.**

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

MIKE| The fund, as we would expect, underperformed Lehman's national index.***
----
Lehman's 12-month average total return was -0.86% for the period ended May 31, 2000. We feel Lipper's Arizona-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Arizona fund to other Arizona funds as well as to a national benchmark.

Q| What were some of those positioning measures you mentioned?
-

MIKE| Our goal in the fund was to extend its call protection by selling a number
----
of bonds with callable dates in 2001 and 2002. The bear market was a great opportunity to do that.

     When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it interrupts their expected income stream.

     The presence of call risk in a bond can stop its price from increasing, because fewer investors are interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

     A strategy we call "tax-loss selling" was a huge part of what worked well for the fund in this market. This involves selling bonds at a loss and using that loss to help offset any capital gains (which are taxable to shareholders) the fund may realize. We can apply an offsetting loss now or anytime in the next eight years.

 * Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT page 4

     We also used a combination of an offensive and defensive strategy throughout the year. On the offensive side, the fund's duration -- a measure of the sensitivity of its net asset value (NAV) to changes in interest rates -- was rather long, which hurt performance. But we felt it was more important to maintain the fund's dividend-paying capabilities, and we were willing to sacrifice NAV slightly in order to do so.

     On the defensive side, the fund held 21% of its assets in U.S. guaranteed bonds.

Q| These strategies do not seem like measures that investors could practically
-
use on their own with individual bonds. Is that true?

MIKE| Yes, that's accurate. The amount of research involved, plus the
----
transaction costs to individuals trading in a bond market that deals in very large blocks, would make it difficult or impossible for an individual to use these strategies.

     As a large institutional investor, Nuveen has the ability to trade in large blocks and even negotiate the terms of an entire issue of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in simply finding and researching bond issues. That was particularly important in Arizona, where there weren't many attractive new issues this past year.

Q| Did the low level of new issuance of municipal bonds in Arizona present a
-
problem in finding attractive buys?

MIKE|  No, thanks to Nuveen research. Although issuance declined even more than
----
the overall national average, we were still able to make purchases like the block of Maricopa County Industrial Development Authority bonds for the statewide project backing seven charter schools. This issue gave the fund a substantial yield pickup over similarly structured insured bonds. Charter schools are key in Arizona -- five percent of the school population is in charter schools.

Q| What is your outlook for the fund for the coming months?
-

MIKE| Arizona has been the second-fastest growing state in the nation, although
----
economic growth is expected to moderate a bit. Population growth has soared at four times the national level for several years now. That growth has stimulated the housing market and demand for services and is expected to continue. Arizona is a very pro-business state, with a high-tech presence, strong manufacturing and a high quality of life.

     We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

     Our goal for the fund in the near term is to continue to hold bonds and try to recapture NAV.

ARIZONA

Top Five Sectors

U.S Guaranteed                      21%
-----------------------------------------
Tax Obligation (Limited)            17%
-----------------------------------------
Tax Obligation (General)            14%
-----------------------------------------
Healthcare                          14%
-----------------------------------------
Water and Sewer                      7%
-----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

ARIZONA

Bond Credit: Quality

 [PIE CHART APPEARS HERE]

AAA/U.S Guaranteed.................. 55%
AA..................................  6%
A................................... 14%
BBB................................. 20%
NR..................................  5%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                            ANNUAL REPORT page 5

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).


Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.


Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.


Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.


SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.


Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Quick Facts
                          A Shares       B Shares    C Shares   R Shares
NAV                         $10.24        $ 10.23     $ 10.23     $ 10.24
---------------------------------------------------------------------------
Latest Monthly Dividend*   $0.0430        $0.0365     $0.0385     $0.0450
---------------------------------------------------------------------------
Fund Symbol                  FAZTX            N/A         N/A         N/A
---------------------------------------------------------------------------
CUSIP                    67065L104      67065L203   67065L302   67065L401
---------------------------------------------------------------------------
Inception Date               10/86           2/97        2/94        2/97
---------------------------------------------------------------------------
*Paid June 1, 2000


 Total Returns as of 5/31/00+

                    A Shares         B Shares         C Shares    R Shares
                   NAV    Offer   w/o CDSC  w/CDSC      NAV         NAV
1-Year           -3.75%  -7.77%   -4.48%   -8.12%     -4.28%      -3.53%
---------------------------------------------------------------------------
1-Year TER*      -1.26%  -5.38%   -2.38%   -6.02%     -2.07%      -0.92%
---------------------------------------------------------------------------
5-Year            4.25%   3.35%    3.53%    3.36%      3.69%       4.40%
---------------------------------------------------------------------------
5-Year TER*       6.92%   6.00%    5.83%    5.68%      6.07%       7.15%
---------------------------------------------------------------------------
10-Year           6.54%   6.08%    6.04%    6.04%      5.95%       6.62%
---------------------------------------------------------------------------
10-Year TER*      9.53%   9.07%    8.78%    8.78%      8.64%       9.65%
---------------------------------------------------------------------------
*Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).


 Total Returns as of 3/31/00+

                    A Shares         B Shares         C Shares    R Shares
                   NAV    Offer   w/o CDSC  w/CDSC      NAV         NAV
1-Year           -2.48%  -6.58%    -3.12%   -6.81%    -3.01%      -2.26%
---------------------------------------------------------------------------
5-Year            5.32%   4.42%     4.62%    4.45%     4.77%       5.46%
---------------------------------------------------------------------------
10-Year           6.87%   6.41%     6.37%    6.37%     6.29%       6.94%
---------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


  Tax-Free Yields as of 5/31/00

                            A Shares       B Shares   C Shares    R Shares
                           NAV    Offer    w/o CDSC
Distribution Rate*        5.04%   4.83%     4.28%       4.52%      5.27%
---------------------------------------------------------------------------
SEC 30-Day Yield          3.85%   3.69%     3.10%       3.30%      4.04%
---------------------------------------------------------------------------
Taxable Equivalent Yield  5.88%   5.63%     4.73%       5.04%      6.17%
---------------------------------------------------------------------------
 * The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison []

                         [MOUNTAIN CHART APPEARS HERE]

            Nuveen Flagship    Nuveen Flagship    Lehman Brothers
           Arizona Municipal  Arizona Municipal   Municipal
           Bond Fund (Offer)   Bond Fund (NAV)    Bond Index

5/1990         $ 9,580            $10,000           $10,000
5/1991          10,462             10,920            11,008
5/1992          11,534             12,039            12,089
5/1993          13,074             13,647            13,536
5/1994          13,325             13,909            13,870
5/1995          14,662             15,305            15,133
5/1996          15,280             15,950            15,825
5/1997          16,479             17,202            17,137
5/1998          17,911             18,696            18,515
5/1999          18,758             19,580            19,622
5/2000          18,055             18,846            19,453

---   Nuveen Flagship Arizona Municipal Bond Fund (Offer) $18,055
---   Nuveen Flagship Arizona Municipal Bond Fund (NAV)   $18,846
---   Lehman Brothers Municipal Bond Index $19,453

Portfolio Statistics

Total Net Assets             $97.6 million
----------------------------------------------
Average Effective Maturity    18.11 years
----------------------------------------------
Average Duration               8.94
----------------------------------------------

 [] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all

ANNUAL REPORT  page 6

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Nuveen Flagship Colorado Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

* The Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper Other States Municipal Debt Funds category for the year-to-date period ended May 31, 2000 and 72 funds for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q| Municipal bonds had a challenging year as the Federal Reserve (the Fed)
--
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted investor attention from
-----
municipal bonds. First, of course, the Fed began raising interest rates in June of 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999 the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unexpected rally as investors clamored for Treasury bonds at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the extreme volatility in the stock market set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
--
-6.18%, and its Lipper peer group average reported a return of -3.40%.* However, the year-to-date 2000 performance numbers show the improvement in municipals:
The fund returned 0.52%, and the Lipper peer group returned 1.22%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the period. Does this mean the bear market in bonds might be over?

MIKE| We don't try to make market calls like that. We focus on trying to
-----
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But a bear market in bonds is very different from a bear market in stocks.

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price - you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from


                                                            ANNUAL REPORT page 7

$100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities - stocks or bonds; the share price of any mutual fund will fluctuate.)

     In a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It?s better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

"The state's population has grown twice as fast as the national average for about eight years in a row, fueling housing and retail sales growth."

Q| Why did the fund underperform its peer group?
--

MIKE| The fund had relatively long duration, which is a measure of sensitivity
-----
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal year, so we left it alone to maintain yield. However, we expect that the actions we have taken will help the fund recover NAV in the next market cycle.

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
--

MIKE| The fund, as we would expect, underperformed Lehman's national index.
-----
Lehman's 12-month average total return was -0.86% for the period ended May 31, 2000.** However, we feel Lipper's state-specific benchmark gives investors a truer comparative picture. We present both so shareholders can compare their Colorado fund to other Colorado-specific funds as well as to a national benchmark.

Q| You mentioned taking measures to position the fund for the next market cycle.
--
What were some of these measures?

MIKE| "Tax-loss selling" was a huge part of what worked well in this market.
-----
This involves selling bonds at a loss, which can help offset any capital gains the fund may realize (which are taxable to shareholders), now or in any of the next eight years.

     Another strategy is to sell lower-yielding bonds and buy higher-yielding bonds. This was fairly easy to do during the year as yields increased. For instance, proceeds from the sale of lower-yielding Colorado Housing bonds were used to purchase a Colorado Health Facility issue for the National Benevolent Society. This issue, rated Baa2 by Moody's and BBB+ by Standard & Poor's, offered substantial additional yield compared to similarly structured insured bonds.

     We also extended the fund's call protection by selling bonds with a call date in the near future. When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing, because fewer investors may be interested in buying it.

     Since rates are high and demand was weak, bonds with good call protection could be bought at attractive prices.


** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does nor reflect any initial or ongoing expenses.

ANNUAL REPORT page 8

Q| These strategies do not seem like measures that investors could conceivably
--
use on their own with individual bonds. Is that true?

MIKE| That's correct. The amount of research involved, plus the transaction
-----
costs to individuals trading in a bond market that deals in very large blocks, would make it difficult to impossible for an individual to use these strategies at all.

     As a large institutional investor, Nuveen has the ability to trade in large blocks and even negotiate terms of entire issues of municipal bonds. Some very attractive issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also finding and researching bond issues. That is particularly important to a single-state fund, where the available bond options can be limited.

Q| What sectors are considered defensive in this type of market?
--

MIKE| The fund had 24% of its assets in U.S. guaranteed issues as of the end of
-----
the fiscal year. The housing sector, consisting of both multifamily and single family housing, made up 26% of the fund. This sector has done well in bear markets, since housing issues generally offer additional yield because of associated call risk. The fund's overall call protection helped offset that risk.

     Nuveen's research team discovered Englewood Multifamily Housing Project for the Marks Apartment. This issue was non-rated by Moody's (rated BBB+ by Standard & Poor's) and paid a significantly higher yield than similarly structured AAA bonds to compensate for the higher risk assumed.

Q| What was the economic environment in Colorado over the fiscal year, and what
--
is your outlook for the fund for the coming months?

MIKE| Colorado is one of the fastest growing states in the nation. The state's
-----
population has grown twice as fast as the national average for about eight years in a row, fueling housing and retail sales growth. Colorado's unemployment rate was 2.8% as of the end of May, well below the overall 4.1% rate for the nation. Strong economic growth, higher than the national average, is expected to continue in the state. Colorado's high-tech presence should also continue attracting business from neighboring states.

     As for the municipal bond market, we think the impact of the Fed's interest rate increases should be emerging, since these measures usually take about 12 to 18 months to affect the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

COLORADO

Top Five Sectors

U.S. Guaranteed                        24%
---------------------------------------------
Housing (Multifamily)                  17%
---------------------------------------------
Healthcare                             11%
---------------------------------------------
Tax Obligation (Limited)               10%
---------------------------------------------
Housing (Single Family)                 9%
---------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

COLORADO

Bond Credit Quality

[PIE CHART APPEARS HERE]
AAA/U.S.
AA..................... 17%
Guaranteed............. 37%
A......................  7%
BBB.................... 15%
NR..................... 24%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Peformance of classes will differ. For additional information, please see the fund prospectus.

Quick Facts

                                                                A Shares   B Shares    C Shares    R Shares
NAV                                                             $9.50         $9.52      $9.49       $9.50
--------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                                      $0.0420       $0.0360    $0.0375     $0.0435
--------------------------------------------------------------------------------------------------------------
Fund Symbol                                                     FCOTX           N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------
CUSIP                                                       67065L609     67065L500  67065L807   67065L880
--------------------------------------------------------------------------------------------------------------
Inception Date                                                   5/87          2/97       2/97        2/97
--------------------------------------------------------------------------------------------------------------

* Paid June 1, 2000

Total Returns as of 5/31/00/1/

                                                  A Shares                B Shares        C Shares    R Shares
                                              NAV        Offer      w/o/CDSC    w/CDSC      NAV         NAV
1-Year                                       -6.18%     -10.13%      -6.88%    -10.43%     -6.73%      -6.08%
--------------------------------------------------------------------------------------------------------------
1-Year TER*                                  -3.65%      -7.71%      -4.74%     -8.30%     -4.50%      -3.46%
--------------------------------------------------------------------------------------------------------------
5-Year                                        4.37%       3.47%       3.71%      3.54%      3.85%       4.51%
--------------------------------------------------------------------------------------------------------------
5-Year TER*                                   7.10%       6.18%       6.07%      5.92%      6.31%       7.31%
--------------------------------------------------------------------------------------------------------------
10-Year                                       6.39%       5.93%       5.90%      5.90%      5.94%       6.46%
--------------------------------------------------------------------------------------------------------------
10-Year TER*                                  9.44%       8.97%       8.70%      8.70%      8.76%       9.55%
--------------------------------------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).


Total Returns as of 3/31/00/1/

                                                 A Shares               B Shares         C Shares   R Shares
                                             NAV        Offer      w/o CDSC    w/CDSC      NAV         NAV
1-Year                                      -5.27%      -9.21%      -6.06%     -9.66%     -5.82%      -5.26%
--------------------------------------------------------------------------------------------------------------
5-Year                                       5.56%       4.66%       4.87%      4.71%      5.04%       5.67%
--------------------------------------------------------------------------------------------------------------
10-Year                                      6.63%       6.18%       6.16%      6.16%      6.19%       6.69%
--------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C, and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax- Free Yields as of 5/31/00

                                                              A Shares        B Shares   C Shares   R Shares
                                                           NAV        Offer   w/o CDSC
Distribution Rate*                                        5.31%       5.08%    4.54%      4.74%       5.49%
--------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield                                          2.37%       2.27%    1.62%      1.81%       2.33%
--------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield                                  3.62%       3.47%    2.47%      2.76%       3.56%
--------------------------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison/3/                                                                  Portfolio Statistics

                     [MOUNTAIN CHART APPEARS HERE]
                                                                                     Total Net Assets       $41.4 million
                                                               Lehman                ---------------------------------------------
              Nuveen Flagship          Nuveen Flagship        Brothers               Average Effective
              Colorado Municipal       Colorado Municipal     Municipal              Maturity               19.40 years
              Bond Fund (Offer)        Bond Fund (NAV)        Bond Index             ---------------------------------------------
                                                                                     Average Duration        9.37
5/1990          $ 9,580                   $ 10,000            $ 10,000               ---------------------------------------------
5/1991           10,418                     10,874              11,008
5/1992           11,437                     11,938              12,089
5/1993           12,855                     13,418              13,536
5/1994           13,116                     13,691              13,870
5/1995           14,367                     14,997              15,133
5/1996           14,960                     15,616              15,825
5/1997           16,342                     17,059              17,137
5/1998           18,277                     19,078              18,746
5/1999           18,964                     19,795              19,622
5/2000           17,794                     18,574              19,453

======  Nuveen Flagship Colorado Municipal Bond Fund (Offer) $17,794

______  Nuveen Flagship Colorado Municipal Bond Fund (NAV) $18,574

======  Nuveen Brothers Municipal Bond Index $19,453


[_] The Index Comparison shows the change in the value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT  page 10

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship New Mexico Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.


* The Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper Other States Municipal Debt Funds category for the year-to-date period ended May 31, 2000 and 72 funds for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q| Municipal bonds had a challenging year as the Federal Reserve (the Fed)
--
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted the attention of investors from
-----
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, backing that move up with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999, the government announced an unprecedented buy-back of U.S. Treasury bonds that would begin in 2000. This caused investors to clamor for Treasury bonds, and consequently caused an unexpected rally at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. We believe that investors reassessed their portfolios and recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
--
-4.09%, and its Lipper peer group average returned -2.90%. But the year-to-date 2000 figures are positive: The fund returned 1.05% and the Lipper peer group returned 1.13% on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on trying to
-----
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But, a bear market in bonds is very different from a bear market in stocks.

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction of bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from

                                                         ANNUAL REPORT   Page 11

$100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

Q| What does the fund's tax-exempt status mean for the numbers?
--

MIKE| Equivalent returns for a similar taxable investment for taxpayers in the
-----
combined federal and state 36.5% income tax bracket would be 2.25% for the year-to-date period and -1.41% for the fiscal year ending May 31, 2000.**

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
--

MIKE| The fund, as we would expect, underperformed Lehman's national index.
-----
Lehman's 12-month average total return was -0.86% for the period ended May 31, 2000.*** We feel Lipper's state-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their New Mexico fund to other state-specific funds as well as to a national benchmark.

Q| Why did the fund underperform its peer group?
--
MIKE| The fund had relatively long duration, which is a measure of sensitivity
-----
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal period, so we left it alone to maintain the fund's dividend. However, we expect that the positioning actions we have taken will help the fund recover NAV in the next market cycle.

Q| What were some of those positioning measures you mentioned?
--
MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
----
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

     We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if terms of the bond allow, then reissue to save on debt costs. This is known as "call risk" to bondholders, because it could interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing because fewer investors may be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

     On the defensive side, the housing sector, consisting of both multifamily and single family housing, made up 27% of the fund. This sector has done well in bear

  **   Taxable equivalent total return equals a fund's taxable equivalent income
(based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

  *** Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT    page 12
markets, as housing issues generally offer additional yield because of the call risk associated with them. The fund's overall call protection helped offset that risk.

Q| How did new issuance in the New Mexico municipal bond market compare to that
-
of the nation's, which declined over the last year?

MIKE| Issuance of municipal bonds in New Mexico declined by nearly 16%, but not
----
nearly as much as the 24% decline nationally. With tight supply and strong in-state demand for municipal bonds, the New Mexico market remained competitive. Still, it was difficult to find lower- and non-rated bonds to help provide increased yield.

     However, with the help of Nuveen research, we discovered selling opportunities such as Donna Ana County bonds, which had a short call date and lower yield. We used the proceeds to purchase Public Service Co. of New Mexico Farmington County Pollution Control Revenue bonds, rated Baa3 by Moody's and BBB- by Standard & Poor's, at a much higher yield and longer call protection.

Q| If it was difficult for a large institutional investor like Nuveen to find
-
opportunities in New Mexico, would it be even more challenging for individual investors?

MIKE| It is difficult to impossible for individual investors to have access to
----
the market that institutional investors like Nuveen have. With our size, we have the ability to trade in large blocks and even negotiate terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen?s research team is instrumental in not only positioning strategy, but also in researching bond issues and finding what we believe are good deals.

Q| What is your outlook for the fund for the coming months?
-

MIKE| The state's economy has grown only moderately, well below the national
----
growth rate. New Mexico's unemployment rate of 5.5% is well above the national average of 4.1%. Its somewhat lackluster economy likely will keep holding population levels down and the unemployment rate up.

     As for the fund, it is well-positioned to respond positively if a bond rally comes along. We feel that the impact of interest rate increases should start emerging, as these measures usually take about 12 to 18 months to affect the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.


NEW MEXICO

Top Five Sectors

Tax Obligation (Limited)                24%
----------------------------------------------
Housing (Single Family)                 19%
----------------------------------------------
Education and Civic Organizations       12%
----------------------------------------------
Utilities                                9%
----------------------------------------------
U.S. Guaranteed                          8%
----------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

NEW MEXICO

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.....   55%
AA.............    8%
A..............   18%
BBB............   15%
NR.............    4%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


                                                          ANNUAL REPORT  page 13

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

FUND SPOTLIGHT as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical end do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Quick Facts
                           A Shares    B  Shares    C Shares         R Shares
NAV                         $  9.66     $  9.66      $  9.65          $  9.68
-------------------------------------------------------------------------------
Latest Monthly Dividend*    $O.0405     $0.0340      $0.0360          $0.0420
-------------------------------------------------------------------------------
Fund Symbol                   FNMTX         N/A          N/A              N/A
-------------------------------------------------------------------------------
CUSIP                     67065L781   67065L773    67065L765        67065L757
-------------------------------------------------------------------------------
Inception Date                 9/92        2/97         2/97             2/97
-------------------------------------------------------------------------------

*Paid June 1,2OOO

 Total Returns as of 5/31/00 Annualized

                          A Shares          B Shares       C Shares    R Shares
                        NAV    Offer    w/o CDSC  w/CDSC     NAV         NAV
l-Year                -4.09%  -8.09%    -4.75%    -8.41%   -4.71%      -3.89%
-------------------------------------------------------------------------------
l-Year TER*           -1.41%  -5.51%    -2.50%    -6.16%   -2.33%      -1.09%
-------------------------------------------------------------------------------
5-Year                 4.25%   3.36%     3.55%     3.38%    3.75%       4.43%
-------------------------------------------------------------------------------
5-Year TER*            7.12%   6.20%     6.01%     5.85%    6.34%       7.38%
-------------------------------------------------------------------------------
Since Inception        5.27%   4.68%     4.60%     4.60%    4.81%       5.39%
-------------------------------------------------------------------------------
Since Inception TER*   8.22%   7.62%     7.17%     7.17%    7.50%       8.39%
-------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 36.5%).

Total returns as of 3/31/00 Annualized +
                          A Shares          B Shares       C Shares    R Shares
                        NAV    Offer    w/o CDSC  w/CDSC     NAV         NAV
1-Year               -3.10%   -7.18%     -3.76%   -7.45%    -3.62%     -2.89%
-------------------------------------------------------------------------------
5-Year                5.29%    4.38%      4.58%    4.42%     4.81%      5.46%
-------------------------------------------------------------------------------
Since Inception       5.57%    4.98%      4.91%    4.91%     5.13%      5.69%
-------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are
  Class A share returns adjusted for differences in sales charges and expanses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1%
  CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                            A Shares         B Shares    C Shares     R Shares
                          NAV    Offer          NAV         NAV          NAV
Distribution Rate*       5.03%   4.82%        4.22%       4.48%        5.21%
-------------------------------------------------------------------------------
SEC 30-Day Yield         3.00%   2.87%        2.25%       2.44%        3.19%
-------------------------------------------------------------------------------
Taxable Equivalent Yield 4.72%   4.52%        3.54%       3.84%        5.02%
-------------------------------------------------------------------------------

* The distribution rata differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rata may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the affect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison [_]

[MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship               Nuveen Flagship     Lehman Brothers
        New Mexico Municipal          New Mexico Municipal   Municipal Bond
         Bond Fund (Offer)               Bond Fund (NAV)        Index               Portfolio Statistics
     9/1992         $ 9,580                 $10,000             $10,000             Total Net Assets              $51.3 million
     5/1993          10,421                  10,878              10,726             ----------------------------------------------
     5/1994          10,619                  11,085              10,991             Average Effective Maturity      21.36 years
     5/1995          11,603                  12,111              11,992             ----------------------------------------------
     5/1996          11,971                  12,496              12,540             Average Duration                       9.02
     5/1997          13,037                  13,609              13,580             ----------------------------------------------
     5/1998          14,361                  14,991              14,855
     5/1999          14,897                  15,550              15,549
     5/2000          14,287                  14,914              15,416

-- Nuveen Flagship New Mexico Municipal Bond Fund (Offer) $14,287
-- Nuveen Flagship New Mexico Municipal Bond Fund (NAV) $14,914
-- Lehman Brothers Municipal Bond lndex $15,416

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


ANNUAL REPORT  page 14

Portfolio of Investments
Nuveen Flagship Arizona Municipal Bond Fund
May 31, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)      Description                                                                 Provisions*     Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                  Consumer Cyclicals -- 1.0%

   $  1,000       Mesa Industrial Development Authority, Industrial Revenue Bonds            No Opt. Call         N/R     $1,014,180
                   (TRW Vehicle Safety System Inc. Project), Series 1992, 7.250%.
                   10/15/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  Consumer Staples -- 0.3%

        250       Casa Grande industrial Development Authority, Pollution Control            12/02 at 103          A1        260,840
                   Revenue Bonds (Frito-Lay Inc/PepsiCo), Series 1984, 6.650%. 12/01/14.
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations -- 6.8%

        570       Arizona Educational Loan Marketing Corporation, 1992 Educational            3/02 at 101         Aa2        588,668
                   Loan Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative Minimum
                   Tax)

        100       Arizona Educational Loan Marketing Corporation, Educational                 9/02 at 101         Aa2        102,501
                   Loan Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

      1,500       Student Loan Acquisition Authority of Arizona, Student Loan Revenue         5/04 at 102         Aa1      1,569,270
                   Bonds, Series 1994B. Subordinated Fixed Rate Bonds, 6.600%, 5/01/10
                   (Alternative Minimum Tax)

      1,500       Student Loan Acquisition Authority of Arizona, Student Loan                11/O9 at 102         Aaa      1,463,700
                   Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24

      2,500       The Industrial Development Authority of the City of Glendale,               5/08 at 101        BBB+      2,124,875
                   Revenue Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

        115       The Industrial Development Authority of the City of Glendale,               5/06 at 102         AAA        116,190
                   Revenue Bonds, Midwestern University, Series 1996A, 6.000%, 5/15/16

        300       Arizona Board of Regents, University of Arizona, System Revenue             6/02 at 102          AA        309,141
                   Refunding Bonds, Series 1992, 6.250%, 6/01/11

        335       Yavapai County Community College District, Revenue Bonds,                   7/03 at 101        BBB+        331,439
                   Series 1993, 6.000%, 7/01/12

------------------------------------------------------------------------------------------------------------------------------------
                  Healthcare -- 13.7%

      4,000       Arizona Health Facilities Authority, Hospital Revenue Bonds                11/09 at 100          A2      3,821,680
                   (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

      1,000       Arizona Health Facilities Authority, Revenue Bonds (Catholic                7/10 at 101        BBB+        968,160
                   Healthcare West), 1999 Series A, 6.625%, 7/01/20

        930       Maricopa County, Hospital Revenue and Refunding Bonds, Series               4/07 at 102        Baa1        879,343
                   1997 (Sun Health Corporation), 6.125%, 4/01/18

      4,500       The Industrial Development Authority of the County of Maricopa,             7/08 at 101        BBB+      3,557,520
                   Health Facility Revenue Bonds (Catholic Healthcare West Project),
                   1998 Series A, 5.000%, 7/01/16

        375       The Industrial Development Authority of the County of Maricopa,            12/00 at 102         AAA        387,113
                   Hospital Refunding Revenue Bonds (John C. Lincoln Hospital and
                   Health Center), Series 1990, 7.500%, 12/01/13

        600       The Industrial Development Authority of the County of Maricopa,             9/05 at 101         AAA        574,170
                   Baptist Hospital System Revenue Refunding Bonds, Series 1995,
                   5.500%, 9/01/16

      1,500       The Industrial Development Authority of the City of Mesa, Revenue           1/10 at 101         AAA      1,445,490
                   Bonds (Discovery Health System), Series 1999A, 5.750%, 1/01/25

                  The Industrial Development Authority of the City of Phoenix,
                  Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
                  Series 1994:
        500        6.000%, 12/01/10                                                          12/03 at 102        BBB+        465,890
        500        6.000%, 12/01/14                                                          12/03 at 102        BBB+        449,660

      1,055       The Industrial Development Authority of the City of Winslow,                6/08 at 102         N/R        815,810
                   Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                   Series 1998, 5.500%, 6/01/22

_____
15

Portfolio of Investments

May 31, 2000

    Principal                                                                                 Optional Call               Market
 Amount (000)     Description                                                                  Provisions*  Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 5.7%

       $2,900     The Industrial Development Authority of the County of Maricopa,              10/09 at 102    N/R      $ 2,629,111
                   Multifamily Housing Revenue Bonds (Arborwood Apartments Project),
                   Subordinate Series 1999B, 6.700%, 10/01/29

        1,000     The Industrial Development Authority of the County of Maricopa,               7/09 at 102    Aaa          970,220
                   Multifamily Housing Revenue Bonds (Whispering Palms Apartments
                   Project), Series 1999A, 5.900%, 7/01/29

          295     Phoenix Housing Finance Corporation, Mortgage Revenue Refunding               7/02 at 101    AAA          300,236
                   Bonds, Series 1992A (FHA - Insured Mortgage Loans - Section 8
                   Assisted Projects), 6.500%, 7/01/24

                  The Industrial Development Authority of the City of Phoenix, Mortgage
                  Revenue Refunding Bonds, Series 1992 (FHA-Insured Mortgage Loan-Chris
                  Ridge Village Project):

          200     6.750%, 1l/01/12                                                             1l/O2 at 101    AAA          205,410

          425     6.800%, 1l/01/25                                                             11/02 at 101    AAA          436,488

          500     The Industrial Development Authority of the City of Phoenix,                  2/03 at 102    Aaa          468,405
                   Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                   Collateralized - Meadow Glen Apartment Project), 5.800%, 8/20/28

          500     The Industrial Development Authority of the City of Tempe, Multifamily        6/03 at 102    AAA          502,550
                   Mortgage Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-
                   Quadrangles Village Apartments), 6.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Single Family - 4.4%

        1,500     The Industrial Development Authority of the County of Maricopa,               6/08 at 108    Aaa        1,500,000
                   Single Family Mortgage Revenue Refunding Bonds (Mortgage-Backed
                   Securities Program), Series 1998B, 6.200%, 12/01/30 (Alternative
                   Minimum Tax)

          380     The Industrial Development Authority of the City of Phoenix,                  6/05 at 102    AAA          390,640
                   Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                   12/01/08 (Alternative Minimum Tax)

        1,400     The Industrial Development Authority of the City of Phoenix,              4/08 at 101 1/2    AAA        1,268,148
                   Statewide Single Family Mortgage Revenue Bonds, 1998 Series C, 5.300%,
                   4/01/20 (Alternative Minimum Tax)

          325     The Industrial Development Authority of the County of Pima, Single            8/O5 at 102      A          326,807
                   Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                   2/01/17

          800     The Industrial Development Authority of the County of Pima, Single            5/07 at 102    AAA          796,704
                   Family Mortgage Revenue Bonds, Series 1997A, 6.250%, 1l/01/30
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  Long-Term Care - 1.7%

        1,605     The Industrial Development Authority of the County of Cochise,               12/04 at 102    AAA        1,688,492
                   Tax-Exempt Mortgage Revenue Refunding Bonds, Series 1994A (GNMA
                   Collateralized - Sierra Vista Care Center), 6.750%, 1l/20/19
------------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General- 13.9%

          645     City of Chandler, General Obligation Refunding Bonds, Series 1991,            7/01 at 101    AAA          664,621
                   7.000%, 7/01/12

          965     City of Chandler, General Obligation Bonds, Series 2000, 5.000%, 7/01/19      7/10 at 101    Aa2          844,742

                  Sierra Vista Unified School District No. 68 of Cochise County, General
                  Obligation Refunding Bonds, Series 1992:

          250      7.500%, 7/01/09                                                             No Opt. Call    AAA          287,093

          300      7.500%, 7/01/10                                                             No Opt. Call    AAA          347,334

          675     Peoria Unified School District No. 11 of Maricopa County,                    No Opt. Call    AAA          486,972
                   Refunding Bonds, Second Series of 1992, 0.000%, 7/01/06

          480     Peoria Unified School District No. 11 of Maricopa County,                     7/01 at 101    AAA          491,525
                   School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

           50     Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100    AAA           50,674
                   School Improvement Bonds Project of 1990, Series E, 6.000%, 7/01/12

                  Glendale Elementary School District No. 40 of Maricopa County, School
                  Improvement and Refunding Bonds, Series 1995:

          500      6.200%, 7/01/09                                                              7/05 at 101    AAA          521,905

          750      6.250%, 7/01/10                                                              7/05 at 101    AAA          784,710

          500     Gilbert Unified School District No. 41 of Maricopa County,                    7/08 at 100    AAA          520,375
                   School Improvement Bonds, Project of 1993, Series D, 6.250%, 7/01/15

          515     Alhambra Elementary School District No. 68 of Maricopa County,                7/04 at 102    AAA          549,505
                   School Improvement and Refunding Bonds, Series 1994A, 6.750%, 7/01/14

____
16

   Principal                                                                               Optional Call                 Market
Amount (000)  Description                                                                    Provisions*     Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General (continued)

     $   310  Chandler Unified School District No. 80 of Chandler County,                   No Opt. Call         AAA    $  330,810
                 School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11

       1,275  Maricopa County School District No. 98, Fountain Hills Unit,                  No Opt. Call         AAA       919,836
                 Refunding Bonds, 0.000%, 7/01/06

       4,750  City of Mesa, General Obligation Bonds, Series 1999, 5.000%, 7/01/17           7/09 at 100         AAA     4,329,293

       1,000  Tucson Unified School District No. 1 of Pima County, Refunding                No Opt. Call         AAA     1,161,150
                 Bonds, Series 1992, 7.500%, 7/01/10

         500  Tanque Verde Unified School District No. 13 of Pima County, School             7/04 at 102         AAA       533,450
                 Improvement and Refunding Bonds, Series 1994, 6.700%, 7/01/10

         315  Scottsdale Mountain Community Facilities District, District General            7/03 at 102           A       315,318
                 Obligation Bonds, Series 1993A, 6.200%, 7/01/17

         225  City of Tempe, General Obligation Bonds, Series 19926, 6.000% 7/01/08          7/02 at 101         AA+       231,620

         180  Tempe Union High School District No. 213 of Maricopa County, School            7/04 at 101         AAA       184,916
                 Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 16.8%

         250  State of Arizona, Refunding Certificates of Participation, Series 1992B,       9/02 at 102         AAA       256,995
                 6.250%, 9/01/10

         225  Arizona Municipal Financing Program, Certificates of Participation,           No Opt. Call         AAA       254,167
                 Series 11, 8.000%, 8/01/17

         965  City of Bullhead, Bullhead Parkway Improvement District Bonds, 6.100%,         1/03 at 103        Baa2       970,501
                 1/01/13

         280  Eloy Municipal Property Corporation, Municipal Facilities Revenue Bonds,       7/02 at 101         BBB       288,305
                 Series 1992, 7.000%, 7/01/11

         385  City of Flagstaff, Junior Lien Street and Highway User Revenue Bonds,         No Opt. Call         AAA       400,554
                 Series 1992, 5.900%, 7/01/l0

         300  Hospital District No. One, Maricopa County, Hospital Facilities Refunding      6/04 at 101         AAA       314,883
                 Bonds, Series B (1992), 6.250%, 6/01/10

       3,195  The Industrial Development Authority of the County of Maricopa, Education      7/10 at 102        Baa3     3,067,551
                 Revenue Bonds (Arizona Charter Schools Project I), Series 2000, 6.625%,
                 7/01/20

              City of Peoria, Improvement District No. 8801 (North Valley Power Center),
                 Improvement Bonds.
         425     7.300%, l/01/12                                                             1/O3 at 101        BBB+       444,197

         460     7.300%, l/01/13                                                             1/O3 at 101        BBB+       480,778

         300  City of Phoenix, Junior Lien Street and Highway User Revenue Refunding         7/02 at 102          A+       309,216
                 Bonds, Series 1992, 6.250%, 7/01/11

              Pinal County, Arizona, Certificates of Participation, Series 1994:
         300  6.375%, 6/01/06                                                                6/02 at 101          AA       310,524

         200  6.500%, 6/01/09                                                                6/02 at 101          AA       207,486

       8,450  Puerto Rico Highway and Transportation Authority, Highway Revenue              7/16 at 100           A     7,043,920
                 Bonds, Series Y of 1996, 5.000%, 7/01/36

       1,200  Puerto Rico Highway and Transportation Authority, Transportation               7/08 at 101           A       991,128
                 Revenue Bonds, Series A, 5.000%, 7/01/38

         850  City of Tucson, Certificates of Participation, Series 1994, 6.375%, 7/01/09    7/04 at 100          AA       889,610

         175  Business Development Finance Corporation, Tucson, Local Development Lease      7/02 at 102         AAA       180,086
                 Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 1.1%

         500  City of Phoenix, Airport Revenue Bonds, Series 1994D, 6.400%,                  7/04 at 102         AAA       519,180
                 7/01/12 (Alternative Minimum Tax)

         500  Tucson Airport Authority Inc., Revenue Bonds, Series 199OB, 7.125%,            6/00 at 102         AAA       510,810
                 6/01/15 (Alternative Minimum Tax)

____
17

Portfolio of Investments

May 31, 2000

   Principal                                                                 Optional Call                  Market
Amount (000)     Description                                                   Provisions*     Ratings**     Value
------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 21.0%

     $   300     Arizona Health Facilities Authority, Hospital System            9/03 at 100        AAA     $  310,218
                  Revenue Refunding Bonds (Phoenix Baptist Hospital and
                  Medical Center, Inc. and Medical Environments, Inc.),
                  Series 1992, 6.250%, 9/01/11

         200     Arizona Municipal Financing Program, Certificates of           No Opt. Call        AAA        230,154
                  Participation, Series 20, 7.700%, 8/01/10

         300     Arizona Board of Regents, Arizona State University,             7/02 at 101        Aaa        314,877
                  System Revenue Bonds, Series 1989, 7.000%,
                  7/01/15 (Pre-refunded to 7/01/02)

         155     City of Chandler, General Obligation Refunding Bonds,           7/01 at 101        AAA        160,262
                  Series 1991, 7.000%, 7/01/12 (Pre-refunded to 7/01/01)

                 Sedona-Oak Creek Joint Unified School District No. 9
                  of Coconino and Yavapai Counties, School Improvement
                  Bonds, Project of 1992, Series A:

         250      6.700%, 7/01/06 (Pre-refunded to 7/01/01)                      7/01 at 101      A-***        257,625
         250      6.750%, 7/01/07 (Pre-refunded to 7/01/01)                      7/01 at 101      A-***        257,755

         385     The Industrial Development Authority of the City of             5/06 at 102        AAA        406,972
                  Glendale, Revenue Bonds, Midwestern University,
                  Series 1996A, 6.000%, 5/15/16 (Pre-refunded to
                  5/15/06)

       1,000     Hospital District No. One, Maricopa County, General             6/06 at 101       A***      1,065,910
                  Obligation Bonds, Series 1996, 6.500%, 6/01/17
                  (Pre-refunded to 6/01/06)

         325     Maricopa County, Hospital Revenue Bonds, Series 1980           No Opt. Call        AAA        371,963
                  (St. Lukes Hospital Medical Center), 8.750%, 2/01/10

       2,775     The Industrial Development Authority of the County of          No Opt. Call        AAA      3,091,961
                  Maricopa, Samaritan Health Services, Hospital System
                  Revenue Refunding Bonds, Series 1990A, 7.000%, 12/01/16

      16,300     The Industrial Development Authority of the County of          No Opt. Call        AAA      6,407,041
                  Maricopa, Single Family Mortgage Revenue Bonds,
                  Series 1984, 0.000%, 2/01/16

         270     Peoria Unified School District No. 11 of Maricopa               7/01 at 101        AAA        277,476
                  County, School Improvement and Refunding Bonds,
                  Series 1992, 6.400%, 7/01/10 (Pre-refunded to 7/01/01)

         500     City of Phoenix, Senior Lien Street and Highway User            7/02 at 102      AA***        521,960
                  Revenue Bonds, Series 1992, 6.250%, 7/01/11

         460     Pima County, Sewer Revenue Refunding Bonds, Series              7/01 at 101        AAA        474,421
                  1991, 6.750%, 7/01/15 (Pre-refunded to 7/01/01)

       1,925     Tatum Ranch Community Facilities District, General              7/02 at 102     N/R***      2,028,238
                   Obligation Bonds, Series 1991A, 6.875%, 7/01/16
                   (Pre-refunded to 7/01/02)

         420     Tempe Union High School District No. 213 of Maricopa            7/04 at 101        AAA        438,039
                  County, School Improvement and Refunding Bonds,
                  Series 1994, 6.000%, 7/01/12 (Pre-refunded to
                  7/01/04)

       8,065     Tucson and Pima County Industrial Development                  No Opt. Call        AAA      3,388,832
                  Authorities, Single Family Mortgage Revenue Bonds,
                  Series 1983A, 0.000%, 12/01/14

         500     City of Tucson, General Obligation Bonds, Series                7/04 at 101        AAA        526,035
                  1984-G, 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

          75     Business Development Finance Corporation, Tucson,               7/02 at 102        AAA         78,312
                  Local Development Lease Revenue Refunding Bonds,
                  Series 1992, 6.250%, 7/01/12 (Pre-refunded to 7/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities ... 6.3%

           5     Central Arizona Water Conservation District                     5/01 at 102        AA-          5,161
                  (Central Arizona Project), Contract Revenue
                  Bonds, Series B 1991, 6.500%, 11/01/11

       2,000     Coconino County, Pollution Control Corporation,                10/06 at 102        BBB      1,853,060
                  Pollution Control Revenue Bonds (Nevada Power
                  Company Project), Series 1996, 6.375%, 10/01/36
                  (Alternative Minimum Tax)

         500     Mohave County Industrial Development Authority,                 8/00 at 101         A+        505,280
                  Industrial Development Revenue Bonds (Citizens
                  Utilities Company Project), Series 1991B, 7,150%,
                  2/01/26 (Alternative Minimum Tax)

         500     The Industrial Development Authority of the County of          11/03 at 101        A-1        503,475
                  Mohave, Industrial Development Revenue Bonds, 1994
                  Series (Citizen Utilities Company Projects), 6.600%,
                  5/01/29 (Alternative Minimum Tax)

         195     The Industrial Development Authority of the County of           1/02 at 103        AAA        205,083
                  Pima, Industrial Development Lease Obligation
                  Refunding Revenue Bonds, 1988 Series A (Irvington
                  Project), 7.250%, 7/15/10

       2,000     Puerto Rico Electric Power Authority, Power Revenue         7/08 at 101 1/2       BBB+      1,634,280
                  Refunding Bonds, Series EE, 4.750%, 7/01/24


____
18

   Principal                                                               Optional Call                          Market
Amount (000)      Description                                                Provisions*          Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
                  Utilities (continued)

      $  500      Salt River Project Agricultural Improvement and          No Opt. Call              AA          $  513,120
                   Power District, Electric System Revenue
                   Refunding Bonds, Series 1993A, 5.750%, 1/01/10

       1,000     The Industrial Development Authority of the                6/07 at 101             A-1             892,220
                  County of Yavapai. Industrial Development
                  Revenue Bonds, 1998 Series (Citizens Utilities
                  Company Project), 5.450%. 6/01/33 (Alternative
                  Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 7.0%

       1,750     City of Chandler, Water and Sewer Revenue                  7/01 at 101             AAA           1,801,205
                  Refunding Bonds, Series 1991, 6.750%, 7/01/06

                 City of Cottonwood, Sewer Revenue Refunding Bonds,
                  Series 1992:
         500      6.900%, 7/01/03                                           7/02 at 101             BBB-            517,440
         100      7.000%, 7/01/06                                           7/02 at 101             BBB-            103,363
         100      7.000%, 7/01/07                                           7/02 at 101             BBB-            103,363

                 City of Phoenix Civic Improvement Corporation,
                  Junior Lien Wastewater System Revenue Bonds,
                  Series 2000:
       1,290      6.125%, 7/01/14 (WI)                                      7/10 at 101             AAA           1,343,122
       1,000      6.250%, 7/01/17 (WI)                                      7/10 at 101             AAA           1,040,090

         540     Pima County, Sewer Revenue Refunding Bonds,                7/01 at 101             AAA             555,017
                  Series 1991, 6.750%, 7/01/15

         800     Sedona, Sewer Revenue Refunding Bonds, Series              7/04 at 101            BBB+             836,446
                  1992, 7.000%, 7/01/12

         500     City of Tucson, Water System Revenue Bonds,                7/01 at 102              A+             518,350
                  Series 1991, 6.700%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
    $115,840     Total investments (cost $98, 319, 991) - 99.7%                                                  97,262,717
============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.3%                                                               295,459
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                              $97,558,176
                 ==================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. Three may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensured the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

 _____
 19

Portfolio of Investments
Nuveen Flagship Colorado Municipal Bond Fund
May 31, 2000

   Principal                                                               Optional Call                                  Market
Amount (000)   Description                                                   Provisions*           Ratings**               Value
--------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.2%

   $    500    Colorado Educational and Cultural Facilities Authority,      12/00 at 100                  AA        $    493,650
                School Revenue Bonds (Ave Maria School Project),
                Series 2000, 6.125%, 12/01/25

        300    Colorado Student Obligation Bond Authority, Student           9/00 at 100                   A             301,908
                Loan Revenue Bonds, 1991 Series A3, 7.250%, 9/01/05
                (Alternative Minimum Tax)

        240    Colorado Student Obligation Bond Authority, Student           9/02 at 102                   A             251,074
                Loan Revenue Bonds, 1992 Series C, 7.150%, 9/01/06
                (Alternative Minimum Tax)

      1,500    Hyland Hills Park and Recreation District,                   12/06 at 101                 N/R           1,535,055
                Adams County, Special Revenue Refunding and Improvement
                Bonds, Series 1996A, 6.750%, 12/15/15
 -------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 11.6%

      1,000    Aspen Valley Hospital District, Pitkin County, Revenue        4/10 at 100                 N/R             990,270
                Bonds, Series 2000, 6.800%, 10/15/24

        750    Colorado Health Facilities Authority, Hospital Revenue        9/08 at 100                Baa1             576,285
                Bonds (Parkview Medical Center, Inc. Project), Series
                1998, 5.300%, 9/01/25

      2,500    Colorado Health Facilities Authority, Revenue Bonds           9/09 at 101                 N/R           2,003,050
                (Steamboat Springs Health Care Association Project),
                Series 1999, 5.700%, 9/15/23

      1,250    Board of Trustees for the Gunnison Valley Hospital            7/08 at 101                 N/R             976,950
                (Gunnison County), Hospital Revenue Bonds, Series
                1998, 5.625%, 7/01/23

        250    County of Pueblo, Insured Hospital Refunding Revenue          9/01 at 101                 AAA             258,615
                Bonds (Parkview Episcopal Medical Center, Inc. Project),
                Series 1991A, 7.000%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 17.6%

      1,265    Boulder County, Multifamily Housing Refunding and             6/09 at 100                 N/R           1,145,761
                Improvement Revenue Bonds (Thistle Community Housing
                Project), Series 1999, 6.375%, 6/01/29

        460    Colorado Housing and Finance Authority, Multifamily           4/05 at 102                 AA+             469,030
                Housing Insured Mortgage Revenue Bonds, 1995 Series A,
                6.650%, 10/01/28 (Alternative Minimum Tax)

      1,215    Colorado Housing and Finance Authority, Multifamily          10/08 at 101                 AA+           1,076,320
                Housing Insured Mortgage Revenue Bonds, 1998 Series B2,
                5.450%, 10/01/28 (Alternative Minimum Tax)

      1,000    City and County of Denver, Multifamily Housing Mortgage       7/08 at 102                 AAA             872,560
                Revenue Bonds (FHA-Insured Mortgage Loan Garden Court
                Community), Series 1998, 5.300%, 7/01/28

      2,800    City of Englewood, Multifamily Housing Revenue Refunding     12/06 at 102                BBB+           2,721,992
                Bonds (Marks Apartments Project), Series 1996,
                6.650%, 12/01/26

      1,000    City of Lakewood, Multifamily Housing Mortgage Revenue       10/05 at 102                 AAA           1,024,310
                Bonds (FHA-Insured Mortgage Loan- The Heights by Marston
                Lake Project), Series 1995, 6.650%, 10/01/25 (Alternative
                Minimum Tax)
 -------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.5%

      1,000    Colorado Housing and Finance Authority, Single Family        10/09 at 105                 Aa2           1,055,530
                 Program Bonds, 1999 Series C-3, Senior
                Bonds, 6.750%, 10/01/21

      1,700    Colorado Housing and Finance Authority, Single Family        10/09 at 105                  Aa           1,866,141
                Program Bonds, 2000 Series A-2, Senior Bonds, 7.450%,
                10/01/16 (Alternative Minimum Tax)

        130    Colorado Housing and Finance Authority, Single Family         8/01 at 102                 AA+             131,511
                Program Senior Bonds, 1991 Issue C-2 (Federally Insured
                or Guaranteed Mortgage Loans), 7.375%,
                8/01/23 (Alternative Minimum Tax)

        850    Colorado Housing and Finance Authority, Single Family        No Opt. Call                 Aa1             558,272
                Housing Revenue Refunding Bonds, 1991 Series A, 0.000%,
                1l/01/06

         85    Pueblo County, Single Family Mortgage Revenue Bonds           6/02 at 102                 AA-              87,233
                (GNMA and FNMA Mortgage-Backed Securities Program),
                Series 1994A, 6.850%, 12/01/25

        240    Pueblo County, Single Family Mortgage Revenue Refunding      11/04 at 102                 AAA             246,564
                Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                Series 1994A, 7.050%, 1l/01/27

____
20

  Principal                                                                               Option Call                         Market
Amount (000)   Description                                                                Provisions*      Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 8.2%

   $   1,000   Colorado Health Facilities Authority, First Mortgage Revenue               1/07 at 101          N/R       $  969,280
                Bonds (Christian Living Campus - Johnson Center Nursing
                Facility Refunding Project), Series 1997A, 7.050%, 1/01/19

       2,500   Colorado Health Facilities Authority, Health Facilities                    9/09 at 102         Baa2        2,151,175
                Revenue Bonds (National Benevolent Association -Village at
                Skyline Project), Series 1999A, 6.375%, 9/01/29

         300   Colorado Health Facilities Authority, Health Facilities                    3/10 at 101         Baa2          289,281
                Revenue Bonds (National Benevolent Association-Village at
                Skyline Project), Series 2000C, 7.000%, 3/01/24
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 3.5%

         450   Cherry Creek Vista Park and Recreation District, General                  10/02 at 100          N/R          461,925
                Obligation Refunding and Improvement Bonds, Series 1992B,
                6.875%, 10/01/11

         500   El Paso School District No. RJ-1, El Paso and Elbert Counties,            12/04 at 100          AA-          526,720
                General Obligation Bonds, Series 1995, 6.800%, 12/01/14

         250   Pitkin County, General Obligation Open Space Refunding and                12/04 at 102           A2          266,478
                Improvement Bonds, Series 1994, 6.875%, 12/01/24

         190   Valley Metropolitan District, Jefferson County, General                   12/00 at 101         Baa2          193,633
                Obligation Refunding Bonds, Series 1992, 7.000%, 12/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 10.3%

       1,000   Colorado Department of Transportation, Transportation                  6/10 at 100 1/2          AAA        1,025,120
                Revenue Anticipation Notes, Series 2000, 6.000%, 6/15/15 (WI)

         175   Jefferson County, Refunding Certificates of Participation,                12/02 at 102          AAA          184,125
                6.650%, 12/01/08

       1,500   Puerto Rico Highway and Transportation Authority,                          7/08 at 101            A        1,238,910
                Transportation Revenue Bonds (Series A), 5.000%, 7/01/38

       1,000   Puerto Rico Highway and Transportation Authority,                          7/10 at 101            A        1,056,580
                Transportation Revenue Bonds (Series B), 6.500%, 7/01/27 (WI)

         750   City of Woodland Park, Limited Sales Tax Refunding Bonds,                 12/03 at 101           AA          770,070
                Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 7.0%

         500  City and County of Denver, Special Facilities Airport                      10/02 at 102         Baa3          479,055
               Revenue Bonds (United Air Lines Project), Series 1992A,
               6.875%, 10/01/32 (Alternative Minimum Tax)

       3,500  E-470 Public Highway Authority, Senior Revenue Bonds, Series           9/l0 at 79 29/32          AAA        1,430,205
               2000A and 2000B, 0.000%, 9/01/14

       1,000  Eagle County Air Terminal Corporation, Airport Terminal                     5/06 at 101          N/R        1,000,970
               Project Revenue Bonds, Series 1996, 7.500%, 5/01/21
               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 24.7%

       4,300  E-470 Public Highway Authority, Capital Improvement Trust              8/05 at 95 29/32          AAA        3,116,511
               Fund Highway Revenue Bonds (E-470 Project), Senior Bonds,
               Arapahoe County, 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       5,500  Arapahoe County, Single Family Mortgage Revenue Bonds,                     No Opt. Call          AAA        3,085,390
               Series 1984A, 0.000%, 9/01/10

         300  Colorado Health Facilities Authority, Revenue Bonds (Rose                   8/01 at 102          AAA          313,428
               Medical Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

       3,500  Colorado Health Facilities Authority, Retirement Facilities                No Opt. Call          AAA          688,590
               Revenue Bonds (Liberty Heights), Series 1991 B, 0.000%,
               7/15/24

         900  City of Colorado Springs, Utilities System Revenue Bonds,                  No Opt. Call          AAA          988,479
               Series 19788, 6.600%, 11/15/18

         250  City and County of Denver, Industrial Development Revenue                   3/01 at 102          AAA          260,068
               Bonds (University of Denver Project), Series 1991, 7.500%,
               3/01/16 (Pre-refunded to 3/01/01)

         500  School District No. 38, In the County of El Paso and State                 12/01 at 101          AAA          519,274
               of Colorado, General Obligation Bonds, Collateralized Project
               Fixed Rate Certificates of Participation (Colorado Association
               of School Boards Lease Purchase Finance Program), Series
               1992A, 6.900%, 12/01/13 (Pre-refunded to l2/01/01)

       3,000  El Paso County, Single Family Mortgage Revenue Bonds, 1984                 No Opt. Call          AAA        1,208,850
               Series A, 0.000%, 9/01/15

___
21

Portfolio of Investments

May 31, 2000

      Principal                                                                        Optional Call                        Market
   Amount (000)    Description                                                           Provisions*    Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 2.7%

     $  1,000      Arapahoe County Water and Wastewater Authority, Water and            12/09 at 100        N/R        $   982,500
                    Wastewater Revenue Bonds, Series 1999, 6.600%, 12/01/24

          120      Colorado Water Resources and Power Development Authority,            11/O2 at 100        AAA            123,960
                    Small Water Resources Revenue Bonds, Series A, 6.700%, 11/01/12
----------------------------------------------------------------------------------------------------------------------------------
     $ 54,020      Total investments (cost $42,787,113) - 101.3%                                                        41,972,658
=============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - (1.3)%                                                                 (537,329)
                   ---------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                   $41,435,329
                   ===============================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

____
22

Portfolio of Investments

Nuveen Flagship New Mexico Municipal Bond Fund

May 31, 2000


   Principal                                                                            Optional Call                        Market
Amount (000)    Description                                                               Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.0%

   $   1,000    Lordsburg, New Mexico, Pollution Control Revenue Refunding Bonds          4/03 at 102            A2     $ 1,011,840
                  (Phelps Dodge Corporation Project), Series 1993, 6.500%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 12.3%

       1,600    New Mexico Educational Assistance Foundation, Student Loan Revenue        4/02 at 102           AAA       1,660,608
                  Bonds, Series 1992A, 6.850%, 4/01/05 (Alternative Minimum Tax)

         390    New Mexico Educational Assistance Foundation, Student Loan Revenue       12/02 at 101           Aaa         400,218
                  Bonds, Senior 1992 Series One-A, 6.550%, 12/01/05 (Alternative
                  Minimum Tax)

         140    New Mexico Educational Assistance Foundation, Student Loan Revenue       12/02 at 101             A         142,201
                  Bonds, Subordinate 1992 Series One-B, 6.850%, 12/01/05 (Alternative
                  Minimum Tax)

         650    New Mexico Educational Assistance Foundation, Student Loan Revenue       No Opt. Call           Aaa         673,686
                  Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04 (Alternative
                  Minimum Tax)

                City of Santa Fe, New Mexico, Educational Facilities Revenue
                  Improvement and Refunding Revenue Bonds, College of Santa Fe
                  Project), Series 1997:
         500        6.000%, 10/01/13                                                     10/07 at 100          BBB-         491,630
         500        5.875%, 10/01/21                                                     10/07 at 100          BBB-         459,840

         500    City of Santa Fe, New Mexico, Educational Facilities Improvement         10/07 at 100          BBB-         421,195
                  Revenue Bonds (College of Santa Fe Project), Series 1998A,
                  5.500%, 10/01/28

       2,000    Regents of the University of New Mexico, System Revenue Refunding        No Opt. Call            AA       2,042,100
                  Bonds, Series 1992A, 6.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 4.5%

       3,000    New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,       6/08 at 101          Baa2       2,313,180
                  Series 1998 (Memorial Medical Center Inc. Project), 5.500%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.7%

       2,000    Bernalillo County, New Mexico, Multifamily Housing Refunding and          6/09 at 101           N/R       1,733,560
                  Improvement Revenue Bonds, Series 1999 (El Centro Senior Housing
                  Complex), 5.850%, 6/15/29

       1,000    Las Cruces Housing Development Corporation, Multifamily Mortgage          4/02 at 102            A2       1,005,610
                  Revenue Refunding Bonds, Series 1993A, 6.400%, 10/01/19

       1,340    Santa Fe Civic Housing Authority, Inc., Multifamily Housing Revenue       8/08 at 100           AAA       1,205,866
                  Bonds (The Tuscany at St. Francis Project), Tax-Exempt Series 1998A,
                  5.500%, 8/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 19.0%

       1,860    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     7/06 at 102           AAA       1,864,557
                  Bonds, 1996 Series D1, 6.250%, 7/01/22

       1,410    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     7/07 at 102           AAA       1,387,793
                  Bonds, 1996 Series G-2 Bonds, 6.200%, 7/01/28 (Alternative Minimum
                  Tax)

       1,245    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     7/05 at 102           AAA       1,256,778
                  Bonds, 1995 Series A, 6.650%, 7/01/26 (Alternative Minimum Tax)

____
23

Portfolio of Investments

May 31, 2000

    Principal                                                                                 Optional Call                   Market
 Amount (000)   Description                                                                     Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family (continued)

   $       30    New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase         7/02 at 102          AAA  $   30,140
                   Refunding Senior Bonds, 1992 Series A-1, 6.850%, 7/01/10

          500    New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase         7/02 at 102          AAA     508,285
                   Refunding Senior Bonds, 1992 Series A-2, 6.900%, 7/01/24

          700    New Mexico Mortgage Finance Authority, Single Family Mortgage Program          7/07 at 102          AAA     632,758
                   Bonds, 1997 Series F-2 Bonds, 7/01/29 (Alternative Minimum Tax)

        1,000    New Mexico Mortgage Finance Authority, Single Family Mortgage Program          7/08 at 102          AAA     882,210
                   Bonds, 1998 Series E-2, 5.200%, 7/01/18 (Alternative Minimum Tax)

        2,000    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     11/09 at 101 1/2          AAA   2,124,720
                   2000 Series B, 7.000%, 9/01/31 (Alternative Minimum Tax)

        1,060    New Mexico Mortgage Finance Authority, General Revenue Office Building         9/09 at 100           A+   1,023,260
                   Bonds, Series 2000, 6.000%, 9/01/26
------------------------------------------------------------------------------------------------------------------------------------
                 Long-Term Care - 4.6%

        1,500    City of Albuquerque, New Mexico, Revenue Refunding Bonds (The                  6/03 at 102          AAA   1,514,775
                   Evangelical Lutheran Good Samaritan Society), Series 1993, 5.900%,
                   6/01/13

          500    Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds,            12/02 at 102          AAA     509,055
                   Series 1992 (Evangelical Lutheran Good Samaritan Society Project),
                   6.450%, 12/01/17

          300    City of Socorro, New Mexico, Health Facilities Refunding Revenue Bonds         5/04 at 102          AAA     359,251
                   (The Evangelical Lutheran Good Samaritan Society Project), Series
                   1994, 6.000%, 5/01/08
------------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/General - 2.3%

                 Grants/Cibola County School District 1, General Obligation School
                   Building Bonds, Series 1994:
          480      6.250%, 5/01/08                                                              5/04 at 100         Baa2     487,493
          510      6.250%, 5/01/09                                                              5/04 at 100         Baa2     517,069

          200    Torrance County, New Mexico, General Obligation Bonds, Series 1993,            7/00 at 100          N/R     199,994
                   5.500%, 7/01/04
------------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited - 24.0%

        1,880    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax Refunding        No. Opt. Call          AAA     998,656
                   and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

          300    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax Refunding          7/00 at 100           AA     257,355
                   Revenue Bonds, Series 1999B, 5.000%, 7/01/25

        2,000    Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series       10/09 at 100           AA   1,782,000
                   1999, 5.250%, 10/01/26

          250    Las Cruces, New Mexico, Gross Receipts Tax Revenue Refunding Bonds,           12/02 at 101            A     256,215
                   Series 1992, 6.250%, 12/01/05

                 Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
                   Series Y of 1996:
        3,550      5.500%, 7/01/36                                                              7/16 at 100            A   3,248,712
          750      5.000%, 7/01/36                                                              7/16 at 100            A     625,200

        1,000    Puerto Rico Highway and Transportation Authority, Transportation Revenue       7/10 at 101            A   1,056,580
                   Bonds (Series B), 6.500%, 7/01/27 (WI)

        4,000    Santa Fe County, New Mexico, Correctional System Revenue Bonds, Series        No Opt. Call          AAA   4,047,640
                   1997, 6.000%, 2/01/27
------------------------------------------------------------------------------------------------------------------------------------
                 Transportation - 3.9%

        1,000    City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,          7/00 at 105          AAA   1,044,050
                   6.600%, 7/01/16 (Alternative Minimum Tax)

        1,000    Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996            6/06 at 102         Baa2     949,650
                   Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                   (Alternative Minimum Tax)


_____
24

      Principal                                                                        Optional Call                        Market
   Amount (000)    Description                                                           Provisions*    Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                   U.S Guaranteed - 8.0%

     $  2,370      City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax          No Opt. Call        AAA        $ 1,263,020
                    Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%,
                    7/01/11

          250      City of Albuquerque, New Mexico, Joint Water and Sewer System         7/00 at 100        AAA            250,298
                    Revenue Bonds, Series 1990A, 6.000%, 7/01/15 (Pre-refunded to 7/01/00)

           90      Las Cruces, New Mexico, Joint Utility Refunding and Improvement       7/02 at 102      A1***             93,953
                    Revenue Bonds, Series 1992, 6.250% 7/01/12

        1,000      Rio Grande Natural Gas Association (Dona Ana County), Natural Gas     7/03 at 100      A3***          1,026,990
                    System Refunding and Improvement Revenue Bonds, Series 1993,
                    6.125%, 7/01/13 (Pre-refunded to 7/01/03)

          375      Sandoval County, New Mexico, Gross Receipts Tax Revenue Refunding    11/02 at 102    Baa1***            397,039
                    Bonds, Series 1992, 6.900%, 11/01/12 (Pre-refunded to 11/01/02)

          130      Sandoval County, New Mexico, Gross Receipts Tax Revenue Refunding    12/02 at 102    Baa1***            136,624
                    Bonds, Series 1992A, 6.500%, 12/01/06 (Pre-refunded to 12/01/02)

          500      Sandoval County, New Mexico, Gross Receipts Tax Revenue Bonds,       11/05 at 101     N/R***            551,385
                    Subordinate Series 1994, 7.150%, 11/01/10 (Pre-refunded to
                    11/01/05)

          327      Santa Fe County, New Mexico, Office and Training Facilities          No Opt. Call        Aaa            399,061
                    Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
----------------------------------------------------------------------------------------------------------------------------------

                   Utilities - 9.3%

          875      Farmington County, New Mexico, Pollution Control Revenue Refunding   12/02 at 102        AAA            887,141
                    Bonds (Public Service Company of New Mexico, San Juan and Four
                    Corners Projects), 1992 Series A, 6.375% 12/15/22

        2,000      Farmington County, New Mexico, Pollution Control Revenue Bonds       10/09 at 102       BBB-          1,888,820
                    (Public Service Company of New Mexico), 1999 Series A, 6.600%,
                    10/01/29 (Alternative Minimum Tax)

        1,000      City of Las Cruces, South Central Solid Waste Authority,              6/05 at 100         A3            990,380
                    Environmental Services Gross Receipts Tax/Project Revenue Bonds,
                    Series 1995, 6.000%, 6/01/16

        1,000      Incorporated County of Los Alamos, Utility System Revenue Bonds       7/04 at 102        AAA          1,020,580
                    Series 1994A, 6.000%, 7/01/15
----------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 1.3%

        1,000      City of Albuquerque, Joint Water and Sewer System Revenue Bonds,     No Opt. Call        AAA            679,500
                    Series 1990A, 0.000%, 7/01/07
----------------------------------------------------------------------------------------------------------------------------------
     $ 54,612      Total Investments (cost $51,770,533) - 98.9%                                                         50,710,521
=============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.1%                                                                    556,078
                   ---------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                   $51,266,599
                   ===============================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

____
25

     Statements of Net Assets
     May 31, 2000

                                                                        Arizona       Colorado     New Mexico
-------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value               $ 97,262,717   $ 41,972,658   $ 50,710,521
Cash                                                                  1,212,250      1,175,103        736,478
Receivables:
   Interest                                                           1,831,115        654,837      1,006,677
   Investments sold                                                       5,000         10,000             --
   Shares sold                                                           23,000          1,915         10,000
Other assets                                                              2,427            711          1,527
-------------------------------------------------------------------------------------------------------------
         Total assets                                               100,336,509     43,815,224     52,465,203
-------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                              2,361,465      2,062,003      1,045,743
   Shares redeemed                                                      119,470        183,127            375
Accrued expenses:
   Management fees                                                       45,723         19,204         23,913
   12b-1 distribution and service fees                                   17,929         10,818         11,414
   Other                                                                 59,923         40,835         34,996
Dividends payable                                                       173,823         63,908         82,163
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                            2,778,333      2,379,895      1,198,604
-------------------------------------------------------------------------------------------------------------
Net assets                                                         $ 97,558,176   $ 41,435,329   $ 51,266,599
=============================================================================================================
Class A Shares
Net assets                                                         $ 69,511,754   $ 32,447,651   $ 45,794,578
Shares outstanding                                                    6,790,602      3,415,642      4,742,249
Net asset value and redemption price per share                     $      10.24   $       9.50   $       9.66
Offering price per share (net asset value per share plus maximum
   sales charge of 4.20% of offering price)                        $      10.69   $       9.92   $      10.08
=============================================================================================================
Class B Shares
Net assets                                                         $  3,680,195   $  4,533,178   $  2,716,566
Shares outstanding                                                      359,760        476,414        281,355
Net asset value, offering and redemption price per share           $      10.23   $       9.52   $       9.66
=============================================================================================================
Class C Shares
Net assets                                                         $  5,290,466   $  3,112,557   $  2,321,150
Shares outstanding                                                      516,931        327,852        240,464
Net asset value, offering and redemption price per share           $      10.23   $       9.49   $       9.65
=============================================================================================================
Class R Shares
Net assets                                                         $ 19,075,761   $  1,341,943   $    434,305
Shares outstanding                                                    1,863,618        141,323         44,872
Net asset value, offering and redemption price per share           $      10.24   $       9.50   $       9.68
=============================================================================================================

                                 See accompanying notes to financial statements.

 ____
 26

Statement of Operations
Year Ended May 31, 2000

                                                                         Arizona        Colorado      New Mexico
----------------------------------------------------------------------------------------------------------------
Investment Income                                                      $ 6,448,382    $ 2,731,747    $ 3,310,393
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            595,003        241,911        307,075
12b-1 service fees - Class A                                               155,408         71,339        100,684
12b-1 distribution and service fees - Class B                               38,284         43,440         25,536
12b-1 distribution and service fees - Class C                               45,127         20,463         17,775
Shareholders' servicing agent fees and expenses                            155,431        107,299        120,226
Custodian's fees and expenses                                               62,245         51,703         53,176
Trustees' fees and expenses                                                  3,310          2,068          2,563
Professional fees                                                           12,506          2,362          1,232
Shareholders' reports - printing and mailing expenses                      109,726         57,748         60,791
Federal and state registration fees                                         28,273          5,245          8,261
Other expenses                                                               9,488          2,517          2,838
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     1,214,801        606,095        700,157
     Custodian fee credit                                                   (8,035)        (3,994)        (3,626)
     Expense reimbursement                                                 (38,747)            --             --
----------------------------------------------------------------------------------------------------------------
Net expenses                                                             1,168,019        602,101        696,531
----------------------------------------------------------------------------------------------------------------
Net investment income                                                    5,280,363      2,129,646      2,613,862
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                     (147,776)    (1,306,721)      (736,135)
Net change in unrealized appreciation or depreciation of investments    (9,625,510)    (3,795,185)    (4,420,670)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                        (9,773,286)    (5,101,906)    (5,156,805)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  $(4,492,923)   $(2,972,260)   $(2,542,943)
================================================================================================================

                                 See accompanying notes to financial statements.

  ____
  27

     Statement of Changes in Net Assets

                                                         Arizona                      Colorado                  New Mexico
                                              ---------------------------   --------------------------   --------------------------
                                                Year Ended     Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                   5/31/00        5/31/99        5/31/00       5/31/99        5/31/00       5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  5,280,363   $  5,538,036   $  2,129,646   $ 2,047,712   $  2,613,862   $ 2,776,968
Net realized gain (loss) from investment
  transactions                                    (147,776)       935,923     (1,306,721)      511,179       (736,135)      514,535
Net change in unrealized appreciation
  or depreciation of investments                (9,625,510)    (1,936,011)    (3,795,185)     (996,714)    (4,420,670)   (1,120,839)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                               (4,492,923)     4,537,948     (2,972,260)    1,562,177     (2,542,943)    2,170,664
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                       (3,837,164)    (4,101,755)    (1,799,890)   (1,812,447)    (2,481,236)   (2,560,974)
  Class B                                         (168,450)      (114,786)      (195,981)     (122,188)      (110,796)      (79,582)
  Class C                                         (264,023)      (278,780)      (122,161)      (66,954)      (103,680)      (81,442)
  Class R                                       (1,050,036)    (1,045,871)       (52,929)      (42,768)       (22,146)      (22,648)
From accumulated net realized gains
  from investment transactions:
  Class A                                         (517,437)      (412,344)       (94,558)     (108,785)            --            --
  Class B                                          (27,725)       (13,676)       (12,163)       (8,851)            --            --
  Class C                                          (38,643)       (32,343)        (6,962)       (4,777)            --            --
  Class R                                         (134,127)      (101,198)        (2,226)       (2,536)            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                 (6,037,605)    (6,100,753)    (2,286,870)   (2,169,306)    (2,717,858)   (2,744,646)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                11,878,838     18,304,296     10,560,611    12,388,138      4,468,682     8,678,647
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                               2,671,878      2,660,537        881,892       854,120      1,021,846     1,006,025
-----------------------------------------------------------------------------------------------------------------------------------
                                                14,550,716     20,964,833     11,442,503    13,242,258      5,490,528     9,684,672
Cost of shares redeemed                        (25,053,359)   (15,184,364)   (11,690,132)   (6,264,853)   (10,871,056)   (5,522,676)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                 (10,502,643)     5,780,469       (247,629)    6,977,405     (5,380,528)    4,161,996
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets          (21,033,171)     4,217,664     (5,506,759)    6,370,276    (10,641,329)    3,588,014
Net assets at the beginning of year            118,591,347    114,373,683     46,942,088    40,571,812     61,907,928    58,319,914
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $ 97,558,176   $118,591,347   $ 41,435,329   $46,942,088   $ 51,266,599   $61,907,928
===================================================================================================================================
Undistributed (Over-distribution of) net
  investment income at the end of year        $    (36,516)  $      2,794   $    (40,666)  $       649   $    (67,193)  $    36,803
===================================================================================================================================

                                 See accompanying notes to financial statements.

 ____
 28

Notes to Financial Statements


1.   General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"), the Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and the Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Arizona, Colorado and New Mexico had outstanding when-issued purchase commitments of $2,361,465, $2,062,003 and $1,045,743, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

_____
29

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares



Transactions in Fund shares were as follows:

                                                                                              Arizona
                                                                       -----------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/00                    5/31/99
                                                                       -------------------------   -------------------------
                                                                          Shares      Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  726,643   $  7,660,379    1,012,200   $ 11,573,874
 Class B                                                                   74,778        798,568      263,892      3,014,513
 Class C                                                                  142,388      1,504,921      128,946      1,472,159
 Class R                                                                  183,749      1,914,970      196,220      2,243,750
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  159,034      1,681,809      151,919      1,743,724
 Class B                                                                    5,876         62,104        3,175         36,412
 Class C                                                                   13,050        137,901       12,655        145,186
 Class R                                                                   74,773        790,064       64,055        735,215
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,380,291     14,550,716    1,833,062     20,964,833
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,780,585)   (18,652,260)  (1,018,708)   (11,664,214)
 Class B                                                                  (92,844)      (971,413)     (37,352)      (424,518)
 Class C                                                                 (209,947)    (2,201,029)    (125,596)    (1,433,816)
 Class R                                                                 (309,480)    (3,228,657)    (145,051)    (1,661,816)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (2,392,856)   (25,053,359)  (1,326,707)   (15,184,364)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,012,565)  $(10,502,643)     506,355   $  5,780,469
============================================================================================================================

_____
30

                                                                                            Colorado
                                                                       -----------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/00                    5/31/99
                                                                       -------------------------   -------------------------
                                                                          Shares      Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  496,701   $  5,003,526      671,535   $  7,279,788
 Class B                                                                  161,447      1,601,899      267,870      2,914,260
 Class C                                                                  142,069      1,392,811      181,898      1,970,240
 Class R                                                                  259,710      2,562,375       20,587        223,850
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   68,272        678,948       65,037        707,625
 Class B                                                                   11,906        118,577        7,439         81,081
 Class C                                                                    3,436         34,089        2,392         26,018
 Class R                                                                    5,085         50,278        3,619         39,396
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,148,626     11,442,503    1,220,377     13,242,258
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (819,108)    (8,096,918)    (516,805)    (5,592,710)
 Class B                                                                 (110,619)    (1,077,525)     (15,048)      (162,708)
 Class C                                                                  (48,594)      (475,455)     (34,394)      (371,975)
 Class R                                                                 (204,337)    (2,040,234)     (12,716)      (137,460)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,182,658)   (11,690,132)    (578,963)    (6,264,853)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (34,032)  $   (247,629)     641,414   $  6,977,405
============================================================================================================================

                                                                                           New Mexico
                                                                       ------------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/00                    5/31/99
                                                                       -------------------------   -------------------------
                                                                          Shares      Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  338,017   $  3,386,367      564,095   $  6,050,839
 Class B                                                                   68,420        687,416      139,498      1,495,072
 Class C                                                                   28,292        286,236      105,480      1,131,654
 Class R                                                                   11,121        108,663          101          1,082
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   90,985        908,337       85,290        915,668
 Class B                                                                    5,889         58,613        3,639         39,054
 Class C                                                                    3,709         37,102        3,293         35,364
 Class R                                                                    1,781         17,794        1,481         15,939
----------------------------------------------------------------------------------------------------------------------------
                                                                          548,214      5,490,528      902,877      9,684,672
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,009,877)   (10,055,696)    (476,600)    (5,099,274)
 Class B                                                                  (50,297)      (509,158)     (17,756)      (189,721)
 Class C                                                                  (17,821)      (175,367)     (21,822)      (233,573)
 Class R                                                                  (13,176)      (130,835)         (10)          (108)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,091,171)   (10,871,056)    (516,188)    (5,522,676)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (542,957)  $ (5,380,528)     386,689   $  4,161,996
============================================================================================================================

3.   Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:


                                        Arizona        Colorado       New Mexico
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                $ .0430        $ .0420       $ .0405
 Class B                                  .0365          .0360         .0340
 Class C                                  .0385          .0375         .0360
 Class R                                  .0450          .0435         .0420
================================================================================

_____
31

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:


                                            Arizona     Colorado   New Mexico
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $43,928,430  $23,895,279  $13,471,222
   Short-term municipal securities        9,700,000    5,450,000    3,400,000

Sales and maturities:
   Long-term municipal securities        54,973,246   23,266,148   18,850,271
   Short-term municipal securities        9,700,000    5,450,000    3,400,000
================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                            Arizona     Colorado   New Mexico
--------------------------------------------------------------------------------
                                        $98,319,991  $43,623,631  $52,098,473
================================================================================

At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                               Arizona    Colorado  New Mexico
--------------------------------------------------------------------------------
Expiration Year:
   2003                                       $     --    $     --    $296,633
   2004                                             --          --     290,586
   2005                                             --          --          --
   2006                                             --          --          --
   2007                                             --          --          --
   2008                                        148,632     470,202     411,479
--------------------------------------------------------------------------------
Total                                         $148,632    $470,202    $998,698
================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                    Arizona        Colorado      New Mexico
-----------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                   $ 2,388,848     $   936,211     $   588,083
 depreciation                                    (3,446,122)     (2,587,184)     (1,976,035)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(1,057,274)    $(1,650,973)    $(1,387,952)
===============================================================================================

___
32

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                Arizona   Colorado   New Mexico
--------------------------------------------------------------------------------
Sales charges collected                         $71,863    $39,780      $45,944

Paid to authorized dealers                       65,747     39,780       39,160
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                 Arizona   Colorado   New Mexico
--------------------------------------------------------------------------------
Commission advances                              $41,273    $71,389      $34,045
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                                Arizona    Colorado   New Mexico
--------------------------------------------------------------------------------
12b-1 fees retained                             $42,234     $46,909      $26,796
================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                                Arizona   Colorado   New Mexico
--------------------------------------------------------------------------------
CDSC retained                                   $36,969    $33,480      $16,339
================================================================================

7. Composition of Net Assets

At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                               Arizona      Colorado    New Mexico
------------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $98,800,598   $43,597,170   $53,720,442
Undistributed (Over-distribution of) net investment income                                     (36,516)      (40,666)      (67,193)
Accumulated net realized gain (loss) from investment transactions                             (148,632)   (1,306,720)   (1,326,638)
Net unrealized appreciation (depreciation) of investments                                   (1,057,274)     (814,455)   (1,060,012)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $97,558,176   $41,435,329   $51,266,599
====================================================================================================================================

___
33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations           Less Distributions
                               ----------------------------   ----------------------------

ARIZONA**
                                               Net
                                         Realized/
                                        Unrealized
                  Beginning       Net      Invest-                Net                        Ending
                        Net   Invest-         ment            Invest-                           Net
Year Ended            Asset      ment         Gain               ment    Capital              Asset        Total
May 31,               Value    Income       (Loss)    Total    Income      Gains     Total    Value   Return (a)
----------------------------------------------------------------------------------------------------------------
Class A (10/86)
    2000           $  11.25     $ .52     $  (.94)   $(.42)    $(.52)    $ (.07)   $ (.59)   $ 10.24     (3.75)%
    1999              11.40       .53        (.09)     .44      (.54)      (.05)     (.59)     11.25      3.87
    1998              10.94       .55         .48     1.03      (.55)      (.02)     (.57)     11.40      9.56
    1997              10.73        56         .27      .83      (.56)      (.06)     (.62)     10.94      7.85
    1996              10.85       .57        (.12)     .45      (.57)        --      (.57)     10.73      4.21
Class B (2/97)
    2000              11.24       .44        (.94)    (.50)     (.44)      (.07)     (.51)     10.23     (4.48)
    1999              11.39       .45        (.10)     .35      (.45)      (.05)     (.50)     11.24      3.12
    1998              10.94       .47         .47      .94      (.47)      (.02)     (.49)     11.39      8.67
    1997 (d)          10.92       .16         .02      .18      (.16)        --      (.16)     10.94      1.64
Class C (2/94)
    2000              11.24       .46        (.94)    (.48)     (.46)      (.07)     (.53)     10.23     (4.28)
    1999              11.39       .47        (.09)     .38      (.48)      (.05)     (.53)     11.24      3.33
    1998              10.94       .49         .47      .96      (.49)      (.02)     (.51)     11.39      8.89
    1997              10.73       .50         .27      .77      (.50)      (.06)     (.56)     10.94      7.28
    1996              10.84       .51        (.11)     .40      (.51)        --      (.51)     10.73      3.75
Class R (2/97)
    2000              11.25       .54        (.94)    (.40)     (.54)      (.07)     (.61)     10.24     (3.53)
    1999              11.40       .56        (.10)     .46      (.56)      (.05)     (.61)     11.25      4.09
    1998              10.94       .57         .48     1.05      (.57)      (.02)     (.59)     11.40      9.79
    1997 (d)          10.92       .19         .02      .21      (.19)        --      (.19)     10.94      1.96
================================================================================================================

                                                    Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------
                                     Before Credit/            After             After Credit/
                                     Reimbursement       Reimbursement (b)     Reimbursement (c)
                                  -------------------   -------------------   -------------------
                                                Ratio                 Ratio                 Ratio
                                               of Net                of Net                of Net
                                              Invest-               Invest-               Invest-
                                  Ratio of       ment   Ratio of       ment   Ratio of       ment
                                  Expenses     Income   Expenses     Income   Expenses     Income
                        Ending          to         to         to         to         to         to
                           Net     Average    Average    Average    Average    Average    Average  Portfolio
Year Ended              Assets         Net        Net        Net        Net        Net        Net   Turnover
May 31,                  (000)      Assets     Assets     Assets     Assets     Assets     Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (10/86)
    2000              $ 69,512        1.10%      4.85%      1.06%      4.89%      1.06%      4.90%       41%
    1999                86,452         .93       4.57        .84       4.67        .84       4.67        16
    1998                85,922         .93       4.77        .83       4.87        .83       4.87        16
    1997                82,567        1.05       4.91        .83       5.13        .83       5.13        25
    1996                80,094        1.07       4.82        .69       5.20        .69       5.20        38
Class B (2/97)
    2000                 3,680        1.85       4.11       1.82       4.14       1.81       4.15        41
    1999                 4,180        1.69       3.84       1.58       3.95       1.58       3.95        16
    1998                 1,620        1.68       3.98       1.51       4.15       1.51       4.15        16
    1997 (d)               347        1.67*      4.38*      1.62*      4.43*      1.62*      4.43*       25
Class C (2/94)
    2000                 5,290        1.65       4.31       1.61       4.34       1.60       4.35        41
    1999                 6,426        1.48       4.03       1.39       4.12       1.39       4.12        16
    1998                 6,328        1.48       4.20       1.35       4.33       1.35       4.33        16
    1997                 3,189        1.59       4.37       1.38       4.58       1.38       4.58        25
    1996                 1,970        1.63       4.24       1.23       4.64       1.23       4.64        38
Class R (2/97)
    2000                19,076         .91       5.06        .87       5.09        .87       5.10        41
    1999                21,534         .73       4.78        .64       4.87        .63       4.87        16
    1998                20,504         .73       4.97        .63       5.07        .63       5.07        16
    1997 (d)            19,031         .73*      5.32*       .67*      5.38*       .67*      5.38*       25
============================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

_____
34

                         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                    Investment Operations                      Less Distributions
                            --------------------------------------      ---------------------------------
COLORADO**                                           Net
                                               Realized/
                                              Unrealized
                   Beginning          Net        Invest-                    Net                              Ending
                         Net      Invest-           ment                Invest-                                 Net
Year Ended             Asset         ment           Gain                   ment      Capital                  Asset         Total
May 31,                Value       Income         (Loss)     Total       Income        Gains       Total      Value      Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
    2000             $10.68        $  .49    $    (1.14)     $ .65     $   (.50)     $  (.03)    $  (.53)   $  9.50         (6.18)%
    1999              10.81           .50          (.1O)       .40         (.50)        (.03)       (.53)     10.68          3.76
    1998              10.15           .52           .66       1.18         (.52)           -        (.52)     10.81         11.85
    1997               9.79           .53           .35        .88         (.52)           -        (.52)     10.15          9.22
    1996               9.93           .54          (.13)       .41         (.55)           -        (.55)      9.79          4.14
Class B (2/97)
    2000              10.70           .42         (1.15)      (.73)        (.42)        (.03)       (.45)      9.52         (6.88)
    1999              10.82           .42          (.08)       .34         (.43)        (.03)       (.46)     10.70          3.11
    1998              10.16           .43           .68       1.11         (.45)           -        (.45)     10.82         11.03
    1997 (d)          10.21           .12          (.06)       .06         (.11)           -        (.11)     10.16           .61
Class C (2/97)
    2000              10.67           .43         (1.14)      (.71)        (.44)        (.03)       (.47)      9.49         (6.73)
    1999              10.80           .44          (.10)       .34         (.44)        (.03)       (.47)     10.67          3.19
    1998              10.15           .46           .66       1.12         (.47)           -        (.47)     10.80         11.17
    1997 (d)          10.13           .16           .02        .18         (.16)           -        (.16)     10.15          1.75
Class R (2/97)
    2000              10.69           .51         (1.15)      (.64)        (.52)        (.03)       (.55)      9.50         (6.08)
    1999              10.81           .52          (.08)       .44         (.53)        (.03)       (.56)     10.69          4.08
    1998              10.16           .54           .66       1.20         (.55)           -        (.55)     10.81         11.98
    1997 (d)          10.21           .15          (.06)       .09         (.14)           -        (.14)     10.16           .85
====================================================================================================================================

                                                Ratios/Supplemental Data
              ----------------------------------------------------------------------------------------
                          Before Credit/            After                 After Credit/
                          Reimbursement         Reimbursement (b)       Reimbursement (c)
                      --------------------     -------------------     -------------------
                                     Ratio                   Ratio                   Ratio
                                    of Net                  of Net                  of Net
                                   Invest-                 Invest-                 Invest-
                       Ratio of       ment     Ratio of       ment      Ratio of      ment
                       Expenses     Income     Expenses     Income      Expenses    Income
              Ending         to         to           to         to            to        to
                 Net    Average    Average      Average    Average       Average   Average   Portfolio
Year Ended    Assets        Net        Net          Net        Net           Net       Net    Turnover
May 31,        (000)     Assets     Assets       Assets     Assets        Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (5/87)
    2000       $32,448     1.26%      4.94%        1.26%      4.94%         1.25%     4.95%         54%
    1999        39,189     1.03       4.54          .96       4.61           .96      4.62          23
    1998        37,285     1.01       4.83         1.00       4.84          1.00      4.84          19
    1997        31,229     1.18       4.87          .74       5.31           .74      5.31          27
    1996        33,637     1.27       4.69          .55       5.41           .55      5.41          70
Class B (2/97)
    2000         4,533     2.04       4.19         2.04       4.19          2.03      4.20          54
    1999         4,424     1.78       3.80         1.68       3.90          1.68      3.91          23
    1998         1,661     1.76       4.05         1.75       4.06          1.75      4.06          19
    1997 (d)       444     1.78*      4.35*        1.53*      4.60*         1.53*     4.60*         27
Class C (2/97)
    2000         3,113     1.89       4.38         1.89       4.38          1.86      4.39          54
    1999         2,464     1.58       4.00         1.49       4.10          1.49      4.10          23
    1998           875     1.56       4.24         1.55       4.25          1.55      4.25          19
    1997 (d)       103     1.58*      4.67*        1.31*      4.94*         1.31*     4.94*         27
Class R (2/97)
    2000         1,342     1.11       5.16         1.11       5.16          1.10      5.17          54
    1999           864      .83       4.74          .76       4.81           .75      4.82          23
    1998           750      .81       5.02          .80       5.03           .80      5.03          19
    1997 (d)       413      .83*      5.35*         .58*      5.60*          .58*     5.60*         27
======================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

_____
35

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                           Investment Operations                 Less Distributions
                                       -------------------------------     -------------------------------




NEW MEXICO**                                            Net
                                                  Realized/
                                                 Unrealized
                         Beginning         Net      Invest-                    Net                           Ending
                               Net     Invest-         ment                Invest-                              Net
Year Ended                   Asset        ment         Gain                   ment    Capital                 Asset       Total
May 31,                      Value      Income       (Loss)      Total      Income      Gains      Total      Value   Return(a)
-------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000                   $10.58       $ .47       $ (.90)    $  (.43)    $ (.49)     $   -    $  (.49)    $ 9.66       (4.09)%
     1999                    10.67         .49         (O.9)        .40       (.49)         -       (.49)     10.58        3.74
     1998                    10.16         .50          .51        1.01       (.50)         -       (.50)     10.67       10.17
     1997                     9.81         .51          .35         .86       (.51)         -       (.51)     10.16        8.90
     1996                    10.01         .51         (.19)        .32       (.52)         -       (.52)      9.81        3.18
Class B (2/97)
     2000                    10.57         .40         (.90)       (.50)      (.41)         -       (.41)      9.66       (4.75)
     1999                    10.67         .41         (.10)        .31       (.41)         -       (.41)     10.57        2.89
     1998                    10.15         .43          .52         .95       (.43)         -       (.43)     10.67        9.46
     1997 (d)                10.24         .12         (.10)        .02       (.11)         -       (.11)     10.15         .18
Class C (2/97)
     2000                    10.58         .42         (.92)       (.50)      (.43)         -       (.43)      9.65       (4.71)
     1999                    10.67         .43         (.09)        .34       (.43)         -       (.43)     10.58        3.22
     1998                    10.16         .45          .51         .96       (.45)         -       (.45)     10.67        9.60
     1997 (d)                10.23         .12         (.08)        .04       (.11)         -       (.11)     10.16         .43
Class R (2/97)
     2000                    10.60         .49         (.90)       (.41)      (.51)         -       (.51)      9.68       (3.89)
     1999                    10.70         .51         (.10)        .41       (.51)         -       (.51)     10.60        3.86
     1998                    10.17         .53          .53        1.06       (.53)         -       (.53)     10.70       10.59
     1997 (d)                10.23         .14         (.07)        .07       (.13)         -       (.13)     10.17         .71
===============================================================================================================================

                                                        Ratios/Supplemental Data
                          -------------------------------------------------------------------------------------------
                                 Before Credit/                    After                 After Credit/
                                 Reimbursement                 Reimbursement             Reimbursement
                                 --------------                -------------             -------------
                                                    Ratio                   Ratio                   Ratio
                                                   of Net                  of Net                  of Net
                                                  Invest-                 Invest-                 Invest-
                                     Ratio of        ment    Ratio of        ment    Ratio of        ment
                                     Expenses      Income    Expenses      Income    Expenses      Income
                           Ending          to          to          to          to          to          to
                              Net     Average     Average     Average     Average     Average     Average   Portfolio
Year Ended                 Assets         Net         Net         Net         Net         Net         Net    Turnover
May 31,                     (000)      Assets      Assets      Assets      Assets      Assets      Assets        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000                 $45,795        1.19%       4.73%       1.19%       4.73%       1.19%       4.74%         24%
     1999                  56,315         .97        4.52         .91        4.58         .90        4.58          14
     1998                  54,959         .93        4.65         .79        4.79         .79        4.79          13
     1997                  50,807        1.08        4.76         .77        5.07         .77        5.07          43
     1996                  51,173        1.09        4.69         .68        5.10         .68        5.10          57
Class B (2/97)
     2000                   2,717        1.97        3.98        1.97        3.98        1.96        3.98          24
     1999                   2,721        1.72        3.77        1.67        3.82        1.67        3.83          14
     1998                   1,408        1.68        3.88        1.53        4.03        1.53        4.03          13
     1997 (d)                 657        1.68*       4.05*       1.54*       4.19*       1.54*       4.19*         43
Class C (2/97)
     2000                   2,321        1.76        4.18        1.76        4.18        1.75        4.18          24
     1999                   2,393        1.52        3.97        1.47        4.03        1.46        4.03          14
     1998                   1,487        1.48        4.06        1.31        4.23        1.31        4.23          13
     1997 (d)                 155        1.48*       4.26*       1.34*       4.40*       1.34*       4.40*         43
Class R (2/97)
     2000                     434        1.01        4.91        1.01        4.91        1.00        4.91          24
     1999                     479         .77        4.72         .71        4.78         .70        4.78          14
     1998                     466         .73        4.86         .58        5.01         .58        5.01          13
     1997 (d)                 362         .73*       5.04*        .59*       5.18*        .59*       5.18*         43
=====================================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

    ____
    36

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund and Nuveen Flagship New Mexico Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000


______
37

                                     Notes
                                     -----









______
38

                                     Notes
                                     -----









______
39

                                     Notes
                                     -----








______
40

Fund Information


Board of Trustees                       Transfer Agent and
                                        Shareholder Services
Robert P. Bremner                       Chase Global Funds Services Company
                                        73 Tremont Street
Lawrence H. Brown                       Boston, MA 02108

Anne E. Impellizzeri                    (800) 257-8787

Peter R. Sawers                         Legal Counsel
                                        Morgan, Lewis &
William J. Schneider                    Bockius LLP
                                        Washington, D.C.
Timothy R. Schwertfeger
                                        Independent Public Accountants
Judith M. Stockdale                     Arthur Andersen LLP
                                        Chicago, IL
Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

____
41

[Photo of John Nuveen, Sr.            Since 1898, John Nuveen & Co. Incorporated
Appears here]                         has been synonymous with investments that
John Nuveen, Sr.                      withstand the test of time. In fact, more
                                      than 1.3 million investors have trusted
                                      Nuveen to help them build and sustain the wealth of a lifetime.

                                      Whether your focus is long-term growth,
                                      dependable income or sustaining
                                      accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

                                      Call Your Financial Advisor Today

                                      To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
Investments

                                             John Nuveen & Co. Incorporated
                                             333 West Wacker Drive
                                             Chicago, Illinois 60606-1286
                                             www.nuveen.com

                                                                  NUVEEN
                                                                     Investments

Municipal Bond
Funds

                                ANNUAL REPORT   MAY 31, 2000


Dependable, tax-free income to help you keep more of what you earn.


                             [PHOTOS APPEAR HERE]


INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/sm/


                               Florida Municipal Bond Fund

         Contents

      1  Dear Shareholder

      3  Nuveen Flagship Florida Municipal Bond Fund

      6  Portfolio of Investments

     13  Statement of Net Assets

     14  Statement of Operations

     14  Statement of Changes in Net Assets

     15  Notes to Financial Statements

     18  Financial Highlights

     19  Report of Independent Public Accountants

     21  Fund Information


              Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT  page 2

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Florida Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM Sure. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak.

     Fortunately, we saw evidence of mitigating factors that may bode well for future performance. The effects of reduced demand for bonds was offset somewhat by a dramatic decrease in supply, as municipal issuers, flush with cash from increased tax collections and revenues, have reduced borrowings. Furthermore, the economy continued to benefit from solid trends in tourism and international trade, especially with Latin America. Miami, in particular, was a beneficiary, with Mercedes-Benz relocating its Latin headquarters there.

Q How did Nuveen Flagship Florida Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM The fund generated a 12-month total return on net asset value of -2.17%, which compares favorably to the -3.22% total return posted by the Lipper Florida Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 31% federal income tax bracket, was 0.17%.**

Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index with a 12-month average total return of -0.86% for the period ended May 31, 2000.*** However, we feel Lipper's Florida-specific benchmark gives investors a truer comparative picture. We

                                                           ANNUAL REPORT  page 3
present both so they can compare the fund to other Florida funds as well as to a national benchmark.

FLORIDA
Top Five Sectors
Housing (Multifamily).........19%
U.S. Guaranteed...............15%
Long-Term Care................10%
Tax Obligation (Limited)...... 9%
Tax Obligation (General)...... 9%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

FLORIDA
Bond Credit Quality
[PIE CHART APPEARS HERE]
AAA/U.S.
Guaranteed....................55%
AA............................10%
A.............................14%
BBB........................... 7%
NR............................14%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q What was your strategy during this difficult market?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund. In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps helped enhance the fund's tax efficiency, as some sales generated tax losses that can be used to offset realized capital gains for up to eight years.

     In the second half of the fiscal year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds must pay increasingly higher yields to attract investors capable of and willing to analyze their associated risks. Even with these purchases, the fund's overall credit quality remained high, with nearly 55% of net assets in AAA/U.S. Guaranteed rated bonds as of May 31, 2000.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the hospital and multifamily housing sectors. A good example is bonds issued by the City of Atlantic Beach for the Fleet Landing Project, a retirement facility. The research team analyzed the underlying credit quality of the project and the dynamics of the retirement facility sector.

Q Are these strategies measures that investors could practically use on their own with individual bonds?

TOM Probably not. The amount of research involved plus the transaction costs would make it difficult to impossible for an individual to use these strategies. As a large institutional investor, Nuveen has the ability to trade in large blocks and even negotiate the terms of an entire issue of municipal bonds. Our research capabilities allow us to purchase some very attractive bond issues before they even make it to the retail market.

Q What is your outlook for Nuveen Flagship Florida Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bond prices.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

 * The Lipper Peer Group return represents the average annualized total return of the 64 funds in the Lipper Florida Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

 ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the 31% federal income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

 *** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 4

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND
Fund Spotlight as of May 31, 2000

Quick Facts
                                            A Shares               B Shares               C Shares               R Shares
NAV                                          $  9.97                $  9.96                $  9.97                $  9.96
--------------------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                     $0.0455                $0.0390                $0.0410                $0.0470
--------------------------------------------------------------------------------------------------------------------------
Fund Symbol                                    FLOTX                    N/A                    N/A                  NMFLX
--------------------------------------------------------------------------------------------------------------------------
CUSIP                                      67065L708              67065L658              67065L641              67065L872
--------------------------------------------------------------------------------------------------------------------------
Inception Date                                  6/90                   2/97                   9/95                   2/97
--------------------------------------------------------------------------------------------------------------------------
*Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)+
                                              A Shares                      B Shares                C Shares      R Shares
                                       NAV             Offer          w/o CDSC     w/CDSC              NAV            NAV
1-Year                               -2.17%           -6.26%          -3.10%       -6.80%            -2.79%         -2.07%
--------------------------------------------------------------------------------------------------------------------------
1-Year TER*                           0.17%           -4.02%          -1.10%       -4.80%            -0.70%          0.36%
--------------------------------------------------------------------------------------------------------------------------
5-Year                                4.13%            3.23%           3.41%        3.25%             3.57%          4.26%
--------------------------------------------------------------------------------------------------------------------------
5-Year TER*                           6.53%            5.62%           5.50%        5.34%             5.71%          6.73%
--------------------------------------------------------------------------------------------------------------------------
Since Inception                       6.32%            5.86%           5.83%        5.83%             5.73%          6.38%
--------------------------------------------------------------------------------------------------------------------------
Since Inception TER*                  8.93%            8.46%           8.23%        8.23%             8.09%          9.03%
--------------------------------------------------------------------------------------------------------------------------
*Taxable Equivalent Return (based on a federal income tax rate of 31%).

Total Returns as of 3/31/00 (Annualized)+
                                              A Shares                      B Shares                C Shares      R Shares
                                       NAV             Offer          w/o CDSC     w/CDSC              NAV            NAV
1-Year                               -1.46%           -5.62%          -2.30%       -6.03%            -2.00%         -1.16%
--------------------------------------------------------------------------------------------------------------------------
5-Year                                5.03%            4.12%           4.31%        4.14%             4.46%          5.17%
--------------------------------------------------------------------------------------------------------------------------
Since Inception                       6.54%            6.08%           6.05%        6.05%             5.96%          6.62%
--------------------------------------------------------------------------------------------------------------------------

+Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields
                                              A Shares                  B Shares                    C Shares      R Shares
                                       NAV             Offer            w/o CDSC                      NAV            NAV
Distribution Rate*                    5.48%            5.24%               4.70%                      4.93%          5.66%
--------------------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield                      3.68%            3.53%               2.93%                      3.13%          3.88%
--------------------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield              5.33%            5.12%               4.25%                      4.54%          5.62%
--------------------------------------------------------------------------------------------------------------------------

*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparision/./

[MOUNTAIN CHART APPEARS HERE]

           Nuveen Flagship         Nuveen Flagship
           Florida Municipal       Florida Municipal       Lehman Brothers
           Bond Fund (Offer)       Bond Fund (NAV)         Municipal Bond Index

6/1990          $ 9,580                $10,000                   $10,000
5/1991           10,481                 10,941                    10,912
5/1992           11,575                 12,082                    11,984
5/1993           13,021                 13,592                    13,418
5/1994           13,284                 13,866                    13,749
5/1995           14,407                 15,039                    15,001
5/1996           14,861                 15,512                    15,687
5/1997           15,988                 16,689                    16,988
5/1998           17,377                 18,138                    18,582
5/1999           18,033                 18,823                    19,451
5/2000           19,284                 18,416                    19,284

Nuveen Flagship Florida Municipal Bond Fund (Offer) $17,643
Nuveen Flagship Florida Municipal Bond Fund (NAV) $18,416
Lehman Brothers Municipal Bond Index $19,284

 .The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Total Net Assets           $341.8 million
-----------------------------------------
Average Effective
Maturity                      19.79 years
-----------------------------------------
Average Duration                     7.67
-----------------------------------------

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 5

Portfolio of Investments

Nuveen Flagship Florida Municipal Bond Fund
May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 4.8%

    $    750   Clay County Development Authority, Industrial Development Revenue             7/02 at 102         AA-    $   766,380
                 Refunding Bonds (Cargill Incorporated Project), Series 1992,
                 6.400%, 3/01/11

       5,500   Escambia County, Pollution Control Revenue Bonds (Champion International      8/04 at 102        Baa1      5,554,120
                 Project), Series 1994, 6.900%, 8/01/22 (Alternative Minimum Tax)

       8,350   Escambia County, Pollution Control Revenue Bonds (Champion International      9/06 at 102        Baa1      7,932,918
                 Project), Series 1996, 6.400%, 9/01/30 (Alternative Minimum Tax)

         600   City of Jacksonville, Industrial Development Revenue Refunding Bonds          3/02 at 102         AA-        611,808
                 (Cargill Incorporated Project), Series 1992, 6.400%, 3/01/11

       1,500   Nassau County, Pollution Control Revenue Refunding Bonds (ITT Rayonier        7/03 at 102         Baa      1,416,480
                 Inc. Project), Series 1993, 6.200%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 0.1%

         300   Brevard County Educational Facilities Authority, Educational Facilities      11/02 at 102        BBB-        306,054
                 Refunding and Improvement Revenue Bonds, Series 1992, 6.875%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 7.6%

       3,000   Jacksonville Health Facilities Authority, Hospital Facilities Refunding      11/01 at 102         AA+      3,132,270
                 Revenue Bonds, Series 1991 (St. Luke's Hospital Association Project),
                 7.125%, 11/15/20

       6,000   City of Lakeland, Hospital Revenue Refunding Bonds (Lakeland Regional        11/06 at 102         AAA      5,299,140
                 Medical Center Project), Series 1996, 5.250%, 11/15/25

       2,320   Martin County Health Facilities Authority, Hospital Revenue Refunding        11/00 at 102         AAA      2,390,157
                 Bonds, Series 1990A (Martin Memorial Hospital), 7.125%, 11/15/04

       2,500   Orange County Health Facilities Authority, Hospital Revenue Bonds,           11/01 at 102         AAA      2,612,275
                 Series 1991-A (Adventist Health System/Sunbelt, Inc.),
                 6.875%, 11/15/15

       2,500   Orange County Health Facilities Authority, Hospital Revenue Bonds,           11/01 at 102         AAA      2,605,375
                 Series 1991-B, (Adventist Health System/Sunbelt, Inc.),
                 6.750%, 11/15/21

      10,645   Orange County Health Facilities Authority, Hospital Revenue Bonds,           11/05 at 102         AAA      9,612,541
                 Series 1995 (Adventist Health System/Sunbelt, Inc.),
                 5.250%, 11/15/20

         455   Orange County Health Facilities Authority, Hospital Revenue Bonds,           No Opt. Call         AAA        476,690
                 Series 1996C (Orlando Regional Healthcare System), 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 18.3%

         600   Housing Finance Authority of Broward County, Multifamily Housing Revenue      2/05 at 102         AAA        636,678
                 Refunding Bonds (Lakeside Apartments Project), Series 1995,
                 7.000%, 2/01/25

         250   Housing Finance Authority of Broward County, Multifamily Housing Revenue      8/06 at 102         AAA        252,363
                 Refunding Bonds (Boardwalk Apartments Project), Series 1996,
                 6.200%, 8/01/16

         910   Housing Finance Authority of Broward County, Multifamily Housing Revenue     10/08 at 102         N/R        869,805
                 Bonds (Stirling Apartments Project), Series 1998, 5.400%, 10/01/11
                 (Alternative Minimum Tax)

      11,300   Housing Finance Authority of Broward County, Multifamily Housing Revenue      7/09 at 102         N/R     10,425,832
                 Bonds (The Pier Club Apartments Project), Series 1999, 7.000%, 7/01/34

       2,700   Duval County Housing Finance Authority, Multifamily Housing Revenue           4/05 at 102        BBB+      2,799,549
                 Refunding Bonds, Series 1995 (Greentree Place Project), 6.750%, 4/01/25

         710   Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds,     6/02 at 103         AAA        722,113
                 1992 Series A, 6.400%, 6/01/24

               Florida Housing Finance Agency, Housing Revenue Bonds (Antigua Club
               Apartments Project), 1995 Series A1:
       1,000     6.750%, 8/01/14 (Alternative Minimum Tax)                                   2/05 at 102         AAA      1,040,600
       5,000     6.875%, 8/01/26 (Alternative Minimum Tax)                                   2/05 at 102         AAA      5,236,950

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

  $    1,115   Florida Housing Finance Agency, Housing Revenue Bonds (Brittany of            2/05 at 102         AAA    $ 1,167,840
                 Rosemont Apartments Project), 1995 Series C1, 6.875%, 8/01/26
                 (Alternative Minimum Tax)

               Florida Housing Finance Agency, Housing Revenue Bonds (The Vineyards
               Project), 1995 Series H:
       1,260     6.400%, 11/01/15                                                           11/05 at 102        BBB+      1,271,000
       1,660     6.500%, 11/01/25                                                           11/05 at 102        BBB+      1,649,675

       2,000   Florida Housing Finance Agency, Multifamily Housing Revenue Refunding         8/06 at 102         AAA      2,018,900
                 Bonds, 1991 Series C, 6.200%, 8/01/16

       3,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series H         10/06 at 102         AAA      3,488,730
                 (Villas of Capri Project), 6.100%, 4/01/17 (Alternative Minimum Tax)

       1,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series N          9/06 at 102         AAA      1,005,620
                 (Leigh Meadows Apartments Project), 6.300%, 9/01/36
                 (Alternative Minimum Tax)

       1,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series O          9/06 at 102         AAA      1,005,620
                 (Stoddert Arms Apartments Project), 6.300%, 9/01/36
                 (Alternative Minimum Tax)

       1,435   Florida Housing Finance Agency, Multifamily Housing Revenue Bonds,            6/00 at 102         AAA      1,466,699
                 1989 Series I (GNMA Collateralized - Driftwood Terrace Apartments
                 Project), 7.650%, 12/20/31 (Alternative Minimum Tax)

       2,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series L          5/08 at 102         AAA      2,209,225
                 (Sarahs Place Apartments Project), 5.400%, 11/01/32
                 (Alternative Minimum Tax)

      10,000   Florida Housing Finance Agency, Housing Revenue Bonds, Series 1998 T1         7/08 at 102         N/R      8,868,100
                 (Whistlers Cove Apartment Project), 6.500%, 1/01/39
                 (Alternative Minimum Tax) (Mandatory put 1/01/28)

       1,670   Florida Housing Finance Corporation, Housing Revenue Refunding Bonds,        12/08 at 102          A+      1,480,021
                 1998 Series O (Hunters Ridge at Deerwood Apartments), 5.250%, 12/01/18

       1,000   Orange County Housing Finance Authority, Multifamily Housing Revenue         10/01 at 101        BBB+      1,003,900
                 Bonds (Ashley Point Apartments Project), 1994 Series A,
                 7.100%, 10/01/24 (Alternative Minimum Tax)

         750   Housing Finance Authority of Palm Beach County, Multifamily Housing           6/08 at 102         N/R        673,403
                 Revenue Bonds (Windsor Park Apartments Project), Series 1998,
                 5.900%, 6/01/38 (Alternative Minimum Tax)

      13,100   Housing Finance Authority of Palm Beach County, Multifamily Housing           7/10 at 102         N/R     12,882,802
                 Revenue Bonds (Saddlebrook Apartments Project), Series 2000A,
                 7.450%, 7/01/40 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.5%

       1,785   Housing Finance Authority of Broward County, Home Mortgage Revenue Bonds,    No Opt. Call         AAA        366,336
                 1985 Series A, 0.000%, 4/01/16

       1,825   Housing Finance Authority of Clay County, Single Family Mortgage Revenue      3/05 at 102         Aaa      1,869,658
                 Bonds, Series 1995 (Multi-County Program), 6.550%, 3/01/28
                 (Alternative Minimum Tax)

       1,960   Housing Finance Authority of Clay County, Single Family Mortgage Revenue      4/07 at 102         Aaa      1,773,682
                 Bonds, Series 1998 (Multi-County Program), 5.450%, 4/01/31
                 (Alternative Minimum Tax)

         185   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      9/00 at 102         Aaa        188,966
                 Bonds, 1990 Series B, 7.750%, 3/01/17 (Alternative Minimum Tax)

         580   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      3/01 at 102         Aaa        591,003
                 Bonds, Series B, 7.250%, 9/01/23 (Alternative Minimum Tax)

         331   Housing Finance Authority of Dade County, Single Family Mortgage Revenue     12/01 at 102         AAA        337,928
                 Bonds, 1991 Series D, 6.950%, 12/15/12

          30   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      3/01 at 102         Aaa         30,701
                 Bonds, 1991 Series E, 7.000%, 3/01/24

       1,000   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      4/05 at 102         AAA      1,030,200
                 Bonds, Series 1995, 6.700%, 4/01/28 (Alternative Minimum Tax)

         240   Duval County Housing Finance Authority, Single Family Mortgage Revenue        9/00 at 103         AAA        246,734
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1990A,
                 7.650%, 9/01/10

         550   Duval County Housing Finance Authority, Single Family Mortgage Revenue       10/04 at 102         Aaa        563,074
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1994,
                 6.550%, 10/01/15 (Alternative Minimum Tax)

       1,570   Escambia County Housing Finance Authority, Single Family Mortgage             4/01 at 102         Aaa      1,611,527
                 Revenue Bonds, Series 1991A (Multi-County Program),
                 7.400%, 10/01/23 (Alternative Minimum Tax)

                     Portfolio of Investments
                     Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $       235   Escambia County Housing Finance Authority, Single Family Mortgage Revenue     4/02 at 102         Aaa    $   241,394
                 Bonds, Series 1992A (Multi-County Program), 6.900%, 4/01/20
                 (Alternative Minimum Tax)

         565   Escambia County Housing Finance Authority, Single Family Mortgage Revenue     4/05 at 102         AAA        586,973
                 Bonds, Series 1995, (Multi-County Program), 6.950%, 10/01/27
                 (Alternative Minimum Tax)

       1,040   Florida Housing Finance Agency, Single Family Mortgage Revenue Refunding      7/04 at 102         AAA      1,051,440
                 Bonds, Series A, 6.250%, 7/01/11

               Florida Housing Finance Agency, Single Family Mortgage Revenue Refunding
               Bonds, Series 1995A:
         690     6.550%, 7/01/14 (Alternative Minimum Tax)                                   1/05 at 102         AAA        703,220
         690     6.650%, 1/01/24 (Alternative Minimum Tax)                                   1/05 at 102         AAA        710,652

         245   Leon County Housing Finance Authority, Single Family Mortgage Revenue         4/01 at 102         Aaa        249,209
                 Bonds, 1991 Series A (Multi-County Program), 7.300%, 4/01/21
                 (Alternative Minimum Tax)

       1,765   Leon County Housing Finance Authority, Single Family Mortgage Revenue        No Opt. Call         AAA      1,877,325
                 Bonds, Series 1995B (Multi-County Program), 7.300%, 1/01/28
                 (Alternative Minimum Tax)

         530   Housing Finance Authority of Manatee County, Single Family Mortgage          11/05 at 102         Aaa        570,768
                 Revenue Bonds, Series 1994, Subseries 3, 7.600%, 11/01/26
                 (Alternative Minimum Tax)

         235   Orange County Housing Finance Authority, GNMA Collateralized Mortgage         7/00 at 103         AAA        242,428
                 Revenue Refunding Bonds, 1990 Series A, 7.600%, 1/01/24

       1,995   Orange County Housing Finance Authority, Homeowner Revenue Bonds,             9/07 at 102         Aaa      1,745,505
                 1998 Series A-1, 5.200%, 9/01/23 (Alternative Minimum Tax)

       9,125   Orange County Housing Finance Authority, Homeowner Revenue Bonds,        9/08 at 27 23/32         Aaa      1,322,851
                 1999 Series A-2, 0.000%, 3/01/31

       2,300   Orange County Housing Finance Authority, Homeowner Revenue Bonds,         9/08 at 101 1/2         Aaa      2,127,270
                 1999 Series A-1, 5.600%, 9/01/24 (Alternative Minimum Tax)

         665   Housing Finance Authority of Palm Beach County, Single Family Mortgage        9/00 at 103         Aaa        682,722
                 Revenue Bonds, 1990 Series B, 7.600%, 3/01/23

       1,480   Pinellas County Housing Finance Authority, Single Family Mortgage Revenue     2/05 at 102         AAA      1,520,626
                 Bonds (Multi-County Program), Series 1995A, 6.650%, 8/01/21
                 (Alternative Minimum Tax)

       2,000   Pinellas County Housing Finance Authority, Single Family Mortgage Revenue     3/07 at 102         Aaa      2,094,780
                 Bonds (Multi-County Program), Series 1998A, 6.850%, 3/01/29
                 (Alternative Minimum Tax)

       1,160   Polk County Housing Finance Authority, Single Family Mortgage Revenue         3/01 at 102         Aaa      1,192,271
                 Refunding Bonds, Series 1991A, 7.150%, 9/01/23
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 10.0%

      10,000   City of Atlantic Beach, Health Care Facilities Revenue Refunding Bonds       10/09 at 101           A      9,341,300
                 (Fleet Landing Project), Series 1999, 6.000%, 10/01/29

       2,735   Dade County Health Facilities Authority, Revenue and Revenue Refunding        8/00 at 102          A1      2,783,245
                 Bonds, Series 1990 (Catholic Health and Rehabilitation Services, Inc.
                 Project), 7.125%, 8/15/09

               Escambia County Health Facilities Authority, Health Facilities Revenue
               Bonds (Azalea Trace, Inc.), Series 1997:
       1,000     6.000%, 1/01/15                                                             1/07 at 102         N/R        869,470
       1,595     6.100%, 1/01/19                                                             1/07 at 102         N/R      1,353,884

               Jacksonville Health Facilities Authority, Tax-Exempt Industrial
               Development Revenue Bonds (National Benevolent Association -
               Cypress Village Project), Series 1996A:
         690     6.125%, 12/01/16                                                           12/06 at 102        Baa2        609,049
       1,000     6.250%, 12/01/26                                                           12/06 at 102        Baa2        858,540

       3,000   Orange County Health Facilities Authority, Tax-Exempt Mortgage Revenue        7/09 at 101         AAA      2,747,670
                 Bonds (South Central Nursing Homes, Inc. Project), Series 1999A,
                 5.500%, 7/01/32

       1,550   Osceola County Industrial Development Authority, Revenue Bonds,               5/01 at 102         AAA      1,602,297
                 Series 1991 (The Evangelical Lutheran Good Samaritan Society Project),
                 6.750%, 5/01/16

       8,000   Palm Beach County Health Facilities Authority, Retirement Community          11/06 at 102          A-      7,005,280
                 Revenue Bonds (Adult Communities Total Services, Inc. Obligated
                 Group), Series 1996, 5.625%, 11/15/20

       4,000   Palm Beach County, Industrial Development Revenue Bonds, Series 1996         12/06 at 102          A+      4,024,480
                 (Lourdes-Noreen McKeen Residence for Geriatric Care, Inc. Project),
                 6.625%, 12/01/26

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

               Sarasota County Health Facilities Authority, Health Facilities Revenue
               Refunding Bonds, Series 1995 (Sunnyside Properties Project):
  $      300     5.500%, 5/15/01                                                            No Opt. Call         N/R     $  299,448
         540     5.500%, 5/15/02                                                            No Opt. Call         N/R        536,981
         570     5.500%, 5/15/03                                                            No Opt. Call         N/R        562,727
         600     5.500%, 5/15/04                                                            No Opt. Call         N/R        586,488
         170     5.500%, 5/15/05                                                            No Opt. Call         N/R        164,288
       1,000     6.000%, 5/15/10                                                             5/06 at 102         N/R        917,370
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.6%

               Village of Bolingbrook, General Obligation Bonds, Series 1999C
               Refunding:
       2,540     0.000%, 1/01/29                                                          1/09 at 33 7/8         AAA        404,749
       7,750     0.000%, 1/01/31                                                         1/09 at 30 5/16         AAA      1,086,008
       7,750     0.000%, 1/01/33                                                         1/09 at 27 3/32         AAA        949,065
       1,325     0.000%, 1/01/34                                                        1/09 at 25 21/32         AAA        152,123

               State of Florida, Full Faith and Credit, Broward County Expressway
               Authority, Series of 1984:
       4,000     9.875%, 7/01/09                                                            No Opt. Call         AA+      5,107,960
       1,000     10.000%, 7/01/14                                                           No Opt. Call         AA+      1,384,270

       2,165   State of Florida, Full Faith and Credit, State Board of Education Public     No Opt. Call         AA+      2,826,537
                 Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

       3,000   State of Florida, Full Faith and Credit, State Board of Education Public      6/00 at 100         AA+      2,578,500
                 Education Capital Outlay Bonds, Series 1989-A (Refunding Bonds),
                 5.000%, 6/01/24

               State of Florida, Full Faith and Credit, State Board of Education Public
               Education Capital Outlay Bonds, 1996 Series B:
       2,220     4.750%, 6/01/21                                                             6/07 at 101         AA+      1,841,423
       4,120     4.500%, 6/01/27                                                             6/07 at 101         AA+      3,163,830

       5,000   State of Florida, Full Faith and Credit, State Board of Education Public      6/08 at 101         AAA      4,120,400
                 Education Capital Outlay Bonds, 1997 Series B, 4.750%, 6/01/23

       3,000   State of Florida, Full Faith and Credit, State Board of Education Public      6/09 at 101         AAA      2,347,110
                 Education Capital Outlay Refunding Bonds, 1999 Series B, 4.500%, 6/01/24

               Palm Beach County, General Obligation Bonds (Recreational and Cultural
               Facilities Program), Series 1999A:
       1,560     5.750%, 8/01/18                                                             8/09 at 100         Aa1      1,550,297
       1,970     5.750%, 8/01/19                                                             8/09 at 100         Aa1      1,950,655
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 8.9%

               Dade County, Special Obligation and Refunding Bonds, Series 1996B:
       4,835     0.000%, 10/01/07                                                           No Opt. Call         AAA      3,242,061
       3,585     5.000%, 10/01/35                                                           10/06 at 102         AAA      3,021,438

         190   Certificates of Participation, Series 1992, The School Board of Escambia      2/02 at 100         AAA        193,412
                 County, 6.375%, 2/01/12

       1,500   Certificates of Participation, Series 1994, The Department of Corrections,    3/04 at 102          A+      1,515,420
                 6.000%, 3/01/14

       5,000   The County of Hernando (Criminal Justice Complex Financing Program), 1986    No Opt. Call         AAA      6,024,550
                 Series, 7.650%, 7/01/16

         250   City of Jacksonville, Excise Taxes Revenue Refunding Bonds, Series 1992,     10/02 at 102         AAA        260,498
                 6.500%, 10/01/13

       1,010   Martin County, Special Assessment Bonds, Series 1995 (Tropical Farms Water   11/05 at 100          A2      1,015,838
                 and Sewer Special Assessment District), 5.900%, 11/01/11

       1,000   Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds, Series 1993   12/04 at 102        Baa1        935,030
                 (City Center/Historic Convention Village), 5.875%, 12/01/22 (Alternative
                 Minimum Tax)

       1,750   Northern Palm Beach County, Improvement District Water Control and            8/09 at 101         N/R      1,566,128
                 Development Bonds,  Unit of Development No. 9B, Series 1999, 6.000%,
                 8/01/29

       5,550   Okaloosa County, Fourth Tourist Development Tax Revenue Bonds, Series 2000,  10/10 at 101         AAA      5,409,308
                 5.625%, 10/01/30

               Portfolio of Investments
               Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

   $   1,000   The School Board of Palm Beach County, Certificates of                        8/04 at 101         AAA   $  1,056,690
                 Participation, Series 1994A, 6.375%, 8/01/15

       1,000   City of Palm Beach Gardens, Special Obligation Revenue Bonds,                 7/00 at 101         AAA      1,021,900
                 Series 1990, 7.250%, 7/01/15

       4,500   Puerto Rico Highway and Transportation Authority, Highway                     7/16 at 100           A      4,118,085
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

       3,300   City of Tampa, Utilities Tax Improvement Bonds, Series 1996,                 No Opt. Call         AAA      1,197,207
                 0.000%, 4/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.3%

       1,000   Dade County, Aviation Facilities Revenue Bonds, 1992 Series B,               10/02 at 102         AAA      1,038,150
                 6.550%, 10/01/13 (Alternative Minimum Tax)

       1,250   Greater Orlando Aviation Authority, Airport Facilities Revenue               10/07 at 101         AAA      1,113,600
                 Bonds of the City of Orlando, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)

       1,000   Hillsborough County Aviation Authority, Tampa International                  10/06 at 102         AAA        993,630
                 Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23

       1,845   Palm Beach County, Airport System Revenue Refunding Bonds,                   No Opt. Call         AAA      1,862,804
                 Series 1991, 7.500%, 10/01/00

               Sanford Airport Authority, Industrial Development Revenue Bonds
               (Central Florida Terminals Inc. Project), Series 1995A:
       3,000     7.500%, 5/01/15 (Alternative Minimum Tax)                                   5/06 at 102         N/R      3,042,510
       3,270     7.750%, 5/01/21 (Alternative Minimum Tax)                                   5/06 at 102         N/R      3,347,532
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 14.9%

       1,925   City of Boynton Beach, Water and Sewer Utility Revenue Bonds,                11/00 at 102         AAA      1,985,176
                 Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

       1,500   Certificates of Participation, Series 1990A, The School Board                 7/00 at 102         AAA      1,533,045
                 of Broward County, 7.125%, 7/01/10 (Pre-refunded to 7/01/00)

         255   Dade County, Special Obligation Bonds (Courthouse Center                      4/04 at 102       A3***        269,303
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

       1,500   Dade County Health Facilities Authority, Hospital Revenue Bonds,             No Opt. Call         AAA      1,491,795
                 Series 1991A (Baptist Hospital of Miami Project), 5.750%, 5/01/21

         300   Dade County Health Facilities Authority, Hospital Revenue                     8/02 at 102         AAA        314,865
                 Refunding Bonds, Series 1992 (North Shore Medical Center Project),
                 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

         310   Certificates of Participation, Series 1992, The School Board of               2/02 at 100         AAA        317,198
                 Escambia County, 6.375%, 2/01/12 (Pre-refunded to 2/01/02)

         300   State of Florida, Full Faith and Credit, Pollution Control                    7/02 at 101      AA+***        312,045
                 Bonds, Series Y, Division of Bond Finance of the Department of
                 General Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

         335   State of Florida, Full Faith and Credit, State Board of                   6/00 at 100 1/2         AAA        434,003
                 Education, Public Education Capital Outlay Bonds, Series 1985,
                 9.125%, 6/01/14

       5,000   State of Florida, Full Faith and Credit, State Board of                       6/01 at 101         AAA      5,146,850
                 Education, Public Education Capital Outlay Bonds, Series 1991-B,
                 6.700%, 6/01/22 (Pre-refunded to 6/01/01)

       2,000   State Board of Education of Florida, Public Education Capital                 6/02 at 101         AAA      2,082,280
                 Outlay Bonds, Series 1991-C, 6.625%, 6/01/17 (Pre-refunded to 6/01/02)

       2,990   Hillsborough County, Environmentally Sensitive Land Acquisition               7/02 at 102      Aa3***      3,118,989
                 and Protection Program Bonds, Series 1992, 6.250%, 7/01/08
                 (Pre-refunded to 7/01/02)

       1,000   Hillsborough County Port District (Tampa Port Authority),                    12/00 at 102     Baa1***      1,037,120
                 Revenue Bonds, Series 1990, 8.250%, 6/01/09 (Pre-refunded to 12/01/00)

       1,635   Hillsborough County, Refunding Utility Revenue Bonds, Series                  8/01 at 102     BBB+***      1,705,763
                 1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

         250   City of Hollywood, Water and Sewer Revenue Bonds, Series 1991,               10/01 at 102         AAA        261,328
                 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

       1,810   Jacksonville Electric Authority, Bulk Power Supply System                10/00 at 101 1/2         Aaa      1,851,232
                 Revenue Bonds (Scherer 4 Project, Issue One, Series 1991A),
                 7.000%, 10/01/12 (Pre-refunded to 10/01/00)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

  $    1,500   Town of Lady Lake, Industrial Development Revenue Bonds (Sunbelt              7/00 at 102      N/R***     $1,535,940
                 Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15 (Alternative
                 Minimum Tax) (Pre-refunded to 7/01/00)

       1,000   Martin County Health Facilities Authority, Hospital Revenue Bonds,           11/00 at 102         AAA      1,030,830
                 Series 1990B (Martin Memorial Hospital South Project), 7.100%,
                 11/15/20 (Pre-refunded to 11/15/00)

       1,050   City of Naples, Hospital Revenue Bonds (Naples Community Hospital, Inc.      10/00 at 102         AAA      1,079,673
                 Project), Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

       1,195   City of North Miami Health Facilities Authority, Health Facility              8/00 at 102       A+***      1,224,361
                 Revenue Bonds (Villa Maria Nursing and Rehabilitation Center Project),
                 Series 1985B, Remarketed (Bon Secours Health System), 7.500%, 9/01/12
                 (Pre-refunded to 8/01/00)

       3,400   North Springs Improvement District, Water and Sewer Revenue Bonds,           10/01 at 102      N/R***      3,604,442
                 Series 1991, 8.000%, 10/01/16 (Pre-refunded to 10/01/01)

         145   Orange County, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19         No Opt. Call         AAA        149,723

       1,750   Orange County, Tourist Development Tax Revenue Bonds, Series 1990,           10/00 at 102         AAA      1,799,910
                 7.250%, 10/01/10 (Pre-refunded to 10/01/00)

         235   Orange County, Water Utilities System Revenue Bonds, Series 1992,             4/02 at 102         AAA        244,717
                 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

       1,425   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,          7/01 at 102         AAA      1,490,664
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

         500   City of St. Petersburg Health Facilities Authority, Revenue Bonds,           12/01 at 102         AAA        522,610
                 Series 1985A (Allegany Health System Loan Program), 7.000%, 12/01/15
                 (Pre-refunded to 12/01/01)

       2,000   City of St. Petersburg Health Facilities Authority, Allegany Health          12/03 at 100         AAA      2,084,320
                 System Revenue Bonds, Series 1991 (St. Anthony's Health Care Center,
                 Inc.), 6.750%, 12/01/21 (Pre-refunded to 12/01/03)

       1,610   City of St. Petersburg Health Facilities Authority, Allegany Health          12/01 at 102         AAA      1,688,294
                 System Revenue Bonds, Series 1991 (St. Mary's Hospital, Inc.), 7.000%,
                 12/01/21 (Pre-refunded to 12/01/01)

       2,500   The School Board of Seminole County, Certificates of Participation,           7/04 at 101         AAA      2,673,875
                 Series 1994B, 6.750%, 7/01/14 (Pre-refunded to 7/01/04)

       5,000   Sunrise Lakes Phase 4 Recreation District, General Obligation and             8/05 at 102     BBB-***      5,417,500
                 Revenue Bonds, Series 1995A, 6.750%, 8/01/24 (Pre-refunded to 8/01/05)

       1,000   City of Tampa, Allegany Health System Revenue Bonds, Series 1991             12/01 at 102         AAA      1,041,800
                 (St. Joseph's Hospital, Inc.), 6.750%, 12/01/17 (Pre-refunded to
                 12/01/01)

       2,000   City of Tampa, Allegany Health System Revenue Bonds, St. Joseph's            12/04 at 102         AAA      2,138,620
                 Hospital, Inc. Issue, Series 1994, 6.500%, 12/01/23 (Pre-refunded to 12/01/04)

         335   City of Tampa, Water and Sewer Systems Revenue Bonds, Series 1992,           10/02 at 101         AAA        345,810
                 6.000%, 10/01/17 (Pre-refunded to 10/01/02)

       1,000   Turtle Run Community Development District (Coral Springs), Water              5/03 at 100     BBB+***      1,033,730
                 Management Benefit Tax Refunding Bonds, Series 1993, 6.400%, 5/01/11
                 (Pre-refunded to 5/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.8%

       3,775   Broward County, Resource Recovery Revenue Bonds, Series 1984 (SES             6/00 at 103          A+      3,895,083
                 Broward Company, L.P. South Project), 7.950%, 12/01/08

       6,000   Citrus County, Pollution Control Refunding Revenue Bonds, Series 1992A        1/02 at 102          A+      6,097,680
                 (Florida Power Corporation, Crystal River Power Plant Project), 6.625%,
                 1/01/27

       2,500   Hillsborough County Industrial Development Authority, Pollution Control       8/01 at 103          AA      2,647,025
                 Revenue Bonds (Tampa Electric Company Project), Series 1991, 7.875%,
                 8/01/21

       2,125   Lee County, Solid Waste System Revenue Bonds, Series 1991A, 7.000%,          10/01 at 102         AAA      2,208,810
                 10/01/11 (Alternative Minimum Tax)

       1,000   Orlando Utilities Commission, Water and Electric Subordinated                No Opt. Call         Aa2      1,114,330
                 Revenue Bonds, Series 1989D, 6.750%, 10/01/17

       1,250   Orlando Utilities Commission, Water and Electric Subordinated                10/02 at 102         Aa2      1,251,050
                 Revenue Bonds, Series 1992A, 6.000%, 10/01/20

                     Portfolio of Investments
                     Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

 $     4,000   Pinellas County, Pollution Control Refunding Revenue Bonds (Florida Power     6/01 at 102          A+   $  4,161,600
                 Corporation Anclote and Bartow Power Plants Project), Series 1991,
                 7.200%, 12/01/14

       3,000   St. Lucie County, Solid Waste Disposal Revenue Bonds (Florida Power and       2/01 at 102         AA-      3,093,690
                 Light Company Project), Series 1991, 7.150%, 2/01/23 (Alternative
                 Minimum Tax)

       2,000   St. Lucie County, Solid Waste Disposal Revenue Bonds (Florida Power and       5/02 at 102         AA-      2,069,260
                 Light Company Project), Series 1992, 6.700%, 5/01/27 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.3%

         705   City of Callaway, Bay County, Wastewater System Revenue Bonds, Series         9/06 at 102         AAA        706,509
                 1996A, 6.000%, 9/01/26

               City of Clearwater, Water and Sewer Revenue Refunding Bonds,
                 Series 1998:
       2,155     0.000%, 12/01/12                                                       12/08 at 85 7/16         AAA      1,027,375
       1,000     0.000%, 12/01/13                                                      12/08 at 80 13/14         AAA        445,790
       1,000     0.000%, 12/01/18                                                        12/08 at 62 1/8         AAA        314,870

       7,500   Dade County, Water and Sewer System Revenue Bonds, Series 1997,              10/07 at 101         AAA      6,736,725
                 5.250%, 10/01/26

       1,000   Town of Davie, Water and Sewer Improvement and Refunding Revenue Bonds,      10/02 at 102         AAA      1,020,950
                Series 1992, 6.250%, 10/01/17

         600   The City of Daytona Beach, Water and Sewer Revenue Bonds, Series 1992,       11/02 at 102         AAA        609,444
                 6.000%, 11/15/14

       2,000   Escambia County Utilities Authority, Utility System Revenue Bonds,           No Opt. Call         AAA        843,920
                 Series 1992B, 0.000%, 1/01/15

       5,750   Hillsborough County, Refunding Utility Revenue Bonds, Series 1991A,           8/01 at 102         AAA      5,958,955
                 6.500%, 8/01/16

         375   City of Jacksonville, Water and Sewer Development Revenue Bonds, Series       6/02 at 102           A        389,220
                 1992 (Jacksonville Suburban Utilities Corporation Project), 6.750%,
                 6/01/22 (Alternative Minimum Tax)

         250   Town of Jupiter, Water Revenue Bonds, Series 1992B, 6.250%, 10/01/18         10/01 at 102         AAA        259,350

               Manatee County, Public Utilities Revenue Refunding and Improvement
                 Bonds, Series 1991C:
       1,850     0.000%, 10/01/08                                                           No Opt. Call         AAA      1,168,997
       2,800     0.000%, 10/01/09                                                           No Opt. Call         AAA      1,665,384

         265   Orange County, Water Utilities System Revenue Bonds, Series 1992, 6.250%,     4/02 at 102         AAA        269,976
                  10/01/17

         165   City of Tampa, Water and Sewer Systems Revenue Bonds, Series 1992,           10/02 at 101         AAA        166,574
                 6.000%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
  $  375,461   Total Investments (cost $337,470,261) - 98.1%                                                            335,212,489
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.9%                                                                       6,551,486
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $341,763,975
               ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Flagship Florida Municipal Bond Fund
May 31, 2000



-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value               $335,212,489
Receivables:
  Interest                                                            6,187,054
  Investments sold                                                    4,222,258
  Shares sold                                                           197,712
Other assets                                                             11,504
-------------------------------------------------------------------------------
    Total assets                                                    345,831,017
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        2,514,275
Payables:
  Shares redeemed                                                       796,873
Accrued expenses:
  Management fees                                                       156,320
  12b-1 distribution and service fees                                    66,609
  Other                                                                  84,164
Dividends payable                                                       448,801
-------------------------------------------------------------------------------
    Total liabilities                                                 4,067,042
-------------------------------------------------------------------------------
Net assets                                                         $341,763,975
===============================================================================
Class A Shares
Net assets                                                         $250,177,854
Shares outstanding                                                   25,088,022
Net asset value and redemption price per share                     $       9.97
Offering price per share (net asset value per share plus
maximum sales charge of 4.20% of offering price)                   $      10.41
===============================================================================
Class B Shares
Net assets                                                         $ 17,475,900
Shares outstanding                                                    1,753,823
Net asset value, offering and redemption price per share           $       9.96
===============================================================================
Class C Shares
Net assets                                                         $ 17,167,206
Shares outstanding                                                    1,721,144
Net asset value, offering and redemption price per share           $       9.97
===============================================================================
Class R Shares
Net assets                                                         $ 56,943,015
Shares outstanding                                                    5,714,372
Net asset value, offering and redemption price per share           $       9.96
===============================================================================



                                 See accompanying notes to financial statements.
13

Statement of Operations
Nuveen Flagship Florida Municipal Bond Fund
Year Ended May 31, 2000



------------------------------------------------------------------------------------------------------------
Investment Income                                                                              $  23,087,716
------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                    1,971,449
12b-1 service fees - Class A                                                                         548,684
12b-1 distribution and service fees - Class B                                                        161,597
12b-1 distribution and service fees - Class C                                                        127,789
Shareholders' servicing agent fees and expenses                                                      409,273
Custodian's fees and expenses                                                                        325,361
Trustees' fees and expenses                                                                            9,774
Professional fees                                                                                     43,925
Shareholders' reports - printing and mailing expenses                                                215,832
Federal and state registration fees                                                                   17,262
Other expenses                                                                                        24,537
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                         3,855,483
  Custodian fee credit                                                                               (33,465)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                       3,822,018
------------------------------------------------------------------------------------------------------------
Net investment income                                                                             19,265,698
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                             (2,184,113)
Net change in unrealized appreciation or depreciation of investments                             (26,098,616)
------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                 (28,282,729)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                          $  (9,017,031)
============================================================================================================

Statement of Changes in Net Assets
Nuveen Flagship Florida Municipal Bond Fund

                                                                                    Year Ended    Year Ended
                                                                                       5/31/00       5/31/99
------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $  19,265,698   $ 18,834,935
Net realized gain (loss) from investment transactions                              (2,184,113)       759,812
Net change in unrealized appreciation or depreciation of investments              (26,098,616)    (5,925,814)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                              (9,017,031)    13,668,933
------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                         (14,690,289)   (14,921,960)
  Class B                                                                            (776,137)      (442,577)
  Class C                                                                            (818,455)      (508,583)
  Class R                                                                          (3,229,875)    (3,072,260)
From accumulated net realized gains from investment transactions:
  Class A                                                                            (235,458)    (1,072,990)
  Class B                                                                             (16,056)       (39,163)
  Class C                                                                             (15,568)       (40,494)
  Class R                                                                             (50,141)      (204,848)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (19,831,979)   (20,302,875)
------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                   76,566,543     77,448,397
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                      5,658,065      8,202,477
------------------------------------------------------------------------------------------------------------
                                                                                   82,224,608     85,650,874
Cost of shares redeemed                                                          (102,414,624)   (49,952,837)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                (20,190,016)    35,698,037
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                             (49,039,026)    29,064,095
Net assets at the beginning of year                                               390,803,001    361,738,906
------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $ 341,763,975   $390,803,001
============================================================================================================
Undistributed (Over-distribution of) net investment income at the end of year   $    (235,144)  $     13,914
============================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1.   General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, there were no such outstanding purchase commitments in the Fund.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                        Year Ended                   Year Ended
                                                          5/31/00                      5/31/99
                                                ---------------------------   -------------------------
                                                     Shares          Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                          5,472,990   $  56,132,319    4,391,925   $ 48,059,545
 Class B                                            606,071       6,204,693    1,052,216     11,537,205
 Class C                                            742,489       7,562,351      889,995      9,754,281
 Class R                                            658,885       6,667,180      740,527      8,097,366
Shares issued to shareholders due
to reinvestment of distributions:
 Class A                                            326,276       3,348,209      550,411      6,036,519
 Class B                                             16,498         168,646        9,759        107,077
 Class C                                             18,606         190,224       14,513        159,110
 Class R                                            190,394       1,950,986      173,280      1,899,771
-------------------------------------------------------------------------------------------------------
                                                  8,032,209      82,224,608    7,822,626     85,650,874
-------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                         (8,353,990)    (85,005,388)  (4,017,386)   (43,978,264)
 Class B                                           (333,318)     (3,404,697)     (78,240)      (856,729)
 Class C                                           (529,326)     (5,386,171)    (113,554)    (1,243,022)
 Class R                                           (851,984)     (8,618,368)    (354,310)    (3,874,822)
-------------------------------------------------------------------------------------------------------
                                                (10,068,618)   (102,414,624)  (4,563,490)   (49,952,837)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (2,036,409)  $ (20,190,016)   3,259,136   $ 35,698,037
-------------------------------------------------------------------------------------------------------


3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:

-----------------------------------------------------------------------
Dividend per share:
 Class A                                                        $.0455
 Class B                                                         .0390
 Class C                                                         .0410
 Class R                                                         .0470
-----------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2000, aggregated $64,761,520 and $88,139,987, respectively. There were no purchases or sales (including maturities) of investments in short-term municipal securities during the fiscal year ended May 31, 2000.

At May 31, 2000, the identified cost of investments owned for federal income tax purposes was $338,457,495.

At May 31, 2000, the Fund had an unused capital loss carryforward of $1,267,282 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. Unrealized Appreciation (Depreciation)

At May 31, 2000, net unrealized depreciation of investments for federal income tax purposes aggregated $3,245,006 of which $8,136,248 related to appreciated securities and $11,381,254 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                        Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
-------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $240,500, all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with approximately $337,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained approximately $189,800 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $114,200 of CDSC on share redemptions during the fiscal year ended May 31, 2000.

7. Composition of Net Assets
At May 31, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                    $346,511,407
Undistributed (Over-distribution of) net investment income             (235,144)
Accumulated net realized gain (loss) from investment transactions    (2,254,516)
Net unrealized appreciation (depreciation) of investments            (2,257,772)
-------------------------------------------------------------------------------
Net assets                                                         $341,763,975
-------------------------------------------------------------------------------

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------

                                       Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
   2000          $10.76       $.54         $(.77)   $(.23)    $(.55)      $(.01)   $(.56)    $ 9.97         (2.17)%
   1999           10.94        .55          (.14)     .41      (.55)       (.04)    (.59)     10.76          3.78
   1998           10.60        .56           .34      .90      (.55)       (.01)    (.56)     10.94          8.67
   1997           10.39        .56           .21      .77      (.56)         --     (.56)     10.60          7.59
   1996           10.63        .57          (.24)     .33      (.57)         --     (.57)     10.39          3.14

Class B (2/97)
   2000           10.77        .46          (.79)    (.33)     (.47)       (.01)    (.48)      9.96         (3.10)
   1999           10.95        .47          (.14)     .33      (.47)       (.04)    (.51)     10.77          3.05
   1998           10.61        .48           .35      .83      (.48)       (.01)    (.49)     10.95          7.89
   1997 (d)       10.59        .16           .02      .18      (.16)         --     (.16)     10.61          1.70

Class C (9/95)**
   2000           10.77        .48          (.78)    (.30)     (.49)       (.01)    (.50)      9.97         (2.79)
   1999           10.95        .49          (.14)     .35      (.49)       (.04)    (.53)     10.77          3.22
   1998           10.60        .50           .36      .86      (.50)       (.01)    (.51)     10.95          8.20
   1997           10.39        .50           .21      .71      (.50)         --     (.50)     10.60          7.00
   1996 (d)       10.65        .35          (.26)     .09      (.35)         --     (.35)     10.39          1.30*

Class R (2/97)
   2000           10.76        .56          (.78)    (.22)     (.57)       (.01)    (.58)      9.96         (2.07)
   1999           10.94        .57          (.14)     .43      (.57)       (.04)    (.61)     10.76          4.01
   1998           10.60        .58           .35      .93      (.58)       (.01)    (.59)     10.94          8.91
   1997 (d)       10.59        .19           .01      .20      (.19)         --     (.19)     10.60          1.93
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
                                                of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
   2000                $250,178        1.02%      5.27%       1.02%      5.27%       1.01%      5.28%          18%
   1999                 297,505         .84       5.00         .84       5.00         .84       5.00           19
   1998                 292,399         .84       5.13         .84       5.13         .84       5.13           14
   1997                 296,970         .96       5.20         .82       5.34         .82       5.34           54
   1996                 318,456        1.02       5.17         .83       5.36         .83       5.36           94

Class B (2/97)
   2000                  17,476        1.79       4.52        1.79       4.52        1.78       4.53           18
   1999                  15,768        1.59       4.25        1.59       4.25        1.59       4.25           19
   1998                   5,266        1.59       4.35        1.59       4.35        1.59       4.35           14
   1997 (d)                 785        1.58*      4.52*       1.58*      4.52*       1.58*      4.52*          54

Class C (9/95)**
   2000                  17,167        1.59       4.72        1.59       4.72        1.58       4.73           18
   1999                  16,034        1.39       4.45        1.39       4.45        1.39       4.45           19
   1998                   7,646        1.39       4.58        1.39       4.58        1.39       4.58           14
   1997                   5,130        1.46       4.64        1.35       4.75        1.35       4.75           54
   1996 (d)               1,175        1.55*      4.42*       1.38*      4.59*       1.38*      4.59*          94

Class R (2/97)
   2000                  56,943         .83       5.47         .83       5.47         .82       5.48           18
   1999                  61,496         .64       5.20         .64       5.20         .64       5.20           19
   1998                  56,428         .64       5.33         .64       5.33         .64       5.33           14
   1997 (d)              54,247         .64*      5.55*        .64*      5.55*        .64*      5.55*          54
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Flagship Florida Municipal Bond Fund (the "Fund") (one of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Fund for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Florida Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 2000, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

                                     Notes
                                     -----

Fund Information


Board of Trustees                          Transfer Agent and
Robert P. Bremner                          Shareholder Services
Lawrence H. Brown                          Chase Global Funds Services Company
Anne E. Impellizzeri                       73 Tremont Street
Peter R. Sawers                            Boston, MA 02108
William J. Schneider                       (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                        Legal Counsel
                                           Morgan, Lewis &
Fund Manager                               Bockius LLP
Nuveen Advisory Corp.                      Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                          Independent Public Accountants
                                           Arthur Andersen LLP
                                           Chicago, IL

      Serving
Investors
          For Generations

A 100-Year Tradition of Quality Investments

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
     Investments


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                              N U V E E N
                                                                     Investments


Municipal Bond Funds

                          ANNUAL REPORT  MAY 31, 2000

Dependable, tax-free income to help you keep more of what you earn.


                             [PHOTOS APPEAR HERE]

INVEST WELL
LOOK AHEAD
LEAVE YOUR MARK

                         Maryland Municipal Bond Fund
                       Pennsylvania Municipal Bond Fund
                         Virginia Municipal Bond Fund

     Contents

 1   Dear Shareholder

 3   Nuveen Maryland Municipal Bond Fund

 7   Nuveen Flagship Pennsylvania Municipal Bond Fund

10   Nuveen Flagship Virginia Municipal Bond Fund

14   Portfolio of  Investments

28   Statement of Net Assets

29   Statement of Operations

30   Statement  of Changes in Net Assets

32   Notes to Financial Statements

37   Financial  Highlights

40   Report of Independent Public Accountants

41   Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams --the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                            ANNUAL REPORT page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT page 2

NEVEEN MARYLAND MUNICIPAL FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

For nearly a year, the Federal Reserve Board (the Fed) has continued on a track to raise interest rates in an attempt to stymie inflation. These "tightening" measures put pressure on nearly all bonds, including municipal securities. Paul Brennan, portfolio manager of Nuveen Maryland Municipal Bond Fund, discusses the economic environment in which the fund participated, as well as the fund's performance and key investment strategies.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management ( NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .    A commitment to exhaustive research

 .    An active, value-oriented investment style

 .    The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q| How would you describe the overall fixed-income investing environment during
-
the past 12 months?

PAUL| Rising interest rates translated into a difficult bond market environment.
----
The Fed raised interest rates six times during the past 12 months, lifting the federal funds rate -- the rate banks charge each other for overnight loans -- to 6.50%, the highest it's been in almost 10 years.

     These moves were intended to curb the strong U.S. economy and stifle any inflationary pressures that might be brewing as a result. Bond yields rose in response, and their prices -- which generally move in the opposite direction of their yields -- declined.

     Supply and demand also played a role in determining municipal bond returns during the past 12 months.

     On a positive note, the supply of municipal bonds dwindled as rising rates extinguished opportunities for issuers to refinance or refund older, more expensive debt. In addition, the strength of national and local economies translated into higher revenues and tax collections for man municipalities, thereby reducing their debt financing needs. These developments translated into a 40% reduction of the supply of municipals in the first quarter of 2000, compared to the same quarter a year earlier.

     Demand, on the other hand, was spotty. Lured by the red-hot returns of technology and other stocks, investors generally avoided fixed-income investments throughout most of 1999. In early 2000, however, the demand for municipals became strong again when technology stocks experienced a downturn and municipal bond yields (measured by the Bond Buyer 20) touched 6%.

Q| O.K., that gives us a good idea of what happened on the national front. What
-
was Maryland's market like during the fiscal period?

PAUL| New bond issuance in Maryland declined 33% year-to-date (through May 31,
----
2000) compared to the same period in 1999. Nationally, the decline was 24%.

     Maryland's economy continued to perform well. Employment growth, which has been aided by the state's well-educated workforce, continued to outperform national averages. At May 31, 2000, the state's unemployment rate was 3.2%, compared to the 4.1% national average.

                                                            ANNUAL REPORT page 3

     Economic growth has also been bolstered by the growing presence of high-tech firms in the Washington, D.C., suburbs in Maryland.

Q| The Nuveen Maryland Municipal Bond Fund struggled along with the rest of the
-
municipal bond market, reporting a total return on net asset value of -3.71% for the fiscal year ended May 31, 2000. Comparatively, the Lehman Brothers Municipal Bond Index had a total return of-0.86%.* What contributed to the fund's under performance?

PAUL| We maintained a longer-than-average duration compared with the Lehman
----
index. (The Lehman Municipal Index reported duration of 7.46, versus the fund's
9.23 duration.) In the rising interest rate environment we experienced during the period, this longer duration hurt our total return. However, bonds with longer durations typically offer higher yields. We, in maintaining a longer duration, were attempting to meet the fund's objective to generate a competitive dividend. We also feel that in the long-term, longer duration can reward shareholders.

     Another factor contributing to the underperformance was the high credit quality of our fund's portfolio -- with 71% of the bonds rated AAA/U.S. Guaranteed and AA. In 1997 and 1998, investors weren't rewarded for assuming greater risk by delving deeper into lower-rated issues. This past fiscal year was another story, however, with the yield gap between high-rated and lower-rated bonds having widened.

     Another point I'd like to mention is that the Lipper Maryland Municipal Bond Fund category average, which unlike the Lehman index only includes municipal funds that are Maryland-specific, reported a total return more in line with our fund's, -2.47%.** Our underperformance against this benchmark is due in part to the fund's duration, which was longer than the Lipper Peer Group average of 7.6.

     Shareholders should also know that the fund's one-year taxable equivalent total return, for investors in a 34.5% combined federal and state income tax bracket, was -1.22%.*** As of May 31, 2000, the fund's SEC 30-day yield was 4.40%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 6.72% on a taxable investment.****

     With our research capabilities and our relationships with dealers in the state, we have been able to find issues we feel are diamonds in the rough. For instance, we added to the portfolio Anne Arundel County bonds issued to finance infrastructure improvements on a parcel of land for a shopping mall development.

     Underwritten by a regional dealer and distributed primarily to institutional investors such as Nuveen, the bonds were not rated and required rigorous review by our research team.

     Our team liked the bonds for a couple of reasons. One, they were not being paid by the revenues of the mall, but actually by the property taxes on the land. The project is under fast-track construction, and is located halfway between Baltimore and Washington D.C., a site we believe will be attractive to shoppers from several nearby states.

Q| What other opportunities did you find?
-

PAUL| Another purchase we're excited about was the issuance by Maryland Health
----
and Higher Educational Facilities Authority on behalf of lower-rated (but investment grade) University of Maryland Medical System.


MARYLAND

Top Five Sectors
---------------------------------------------
  Housing (Multifamily)                 24%
---------------------------------------------
  Healthcare                            18%
---------------------------------------------
  Tax Obligation (Limited)              14%
---------------------------------------------
  Education and Civic Organizations     11%
---------------------------------------------
  Housing (Single Family)                9%
---------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

MARYLAND

Bond Credit Quality
------------------------------------------------
[PIE CHART APPEARS HERE]
AAA/US.
Guaranteed....  54%
AA............  17%
A.............   8%
BBB...........  17%
NR............   4%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.



   * The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade national municipal bonds and does not reflect any initial or ongoing expenses.

  ** The Lipper Peer Group returns represent the average annualized total return of the 37 funds in the Lipper Maryland Municipal Debt Funds category for the one-year period ended May 31, 2000. The return assume reinvestment of dividends and do not reflect any applicable sales charges.

 *** Taxable equivalent total return equals a fund's taxable equivalent income
     (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


**** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

ANNUAL REPORT page 4

     We feel Nuveen has an advantage over many other institutional buyers when it comes to lower-rated issues such as this one. For instance, Nuveen was given access to the System's senior management, allowing us to thoroughly review this complex transaction that offered relatively attractive yields and ensured that Nuveen received a generous bond allocation from this healthcare provider.

     The bonds were issued to finance expansion of the hospital facilities, a hospital that has garnered a high amount of state support, both politically and financially.

     Because supply has been so scarce in Maryland, we looked to alternatives in the Virgin Islands and Puerto Rico, since both offer our shareholders the same tax-exempt status as Maryland-issued bonds. Nuveen's research capabilities helped us identify and purchase lower-rated (but investment grade) bonds issued by the Virgin Islands Public Finance authority.

     "With our research capabilities and our relationships with dealers in the state, we have been able to find issues we feel are diamonds in the rough."

Q| It sounds like you were actively seeking lower- and non-rated issuances. Was
-
that the case?

PAUL| We did try to leverage our research capabilities and relationships with
----
the regional dealers to get a piece of deals that others might overlook. But that wasn't our only strategy during the year.

     Another fundamental strategy was to continue to diversify the fund's portfolio holdings. We were successful in adding new issuers to the mix, and by doing so improved call features and added higher-yielding bonds.

Q| What is your outlook for the Maryland market and the fund?
-

PAUL| We expect developments in the aerospace sector to provide opportunity
----
for growth in the Maryland economy. Also, slowing federal cutbacks and increased government expenditures on defense and health sciences research may bolster economic growth in the near term.

     As for the fund, we plan to continue on the road we're on. I don't anticipate moving any longer on duration, but we will continue to look for those promising offerings that may be non-rated or low-rated.

     We'll also try to capitalize on the higher interest rates and the lower bond prices to improve the fund's tax efficiency. As interest rates rise, prices on some of the fund's holdings are bound to fall. By selling certain bonds at a loss, we can create tax-loss carryforwards that can be used to offset current and/or future realized capital gains. An additional benefit of these transactions is that we can use the proceeds from the sale of bonds to finance purchases of new bonds with higher income streams.

                                                            ANNUAL REPORT page 5

NUVEEN MARYLAND MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. the interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Quick Facts
                             A Shares     B Shares    C Shares     R Shares
NAV                             $9.55        $9.56       $9.56        $9.58
--------------------------------------------------------------------------------
Latest Monthly Dividend*      $0.0395      $0.0335     $0.0350      $0.0410
--------------------------------------------------------------------------------
Fund Symbol                       N/A          N/A         N/A        NMMDX
--------------------------------------------------------------------------------
CUSIP                       67065L831    67065L823   67065L815    67065L799
--------------------------------------------------------------------------------
Inception Date                   9/94         3/97        9/94        12/91
--------------------------------------------------------------------------------
* Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)/1/
                           A Shares            B Shares      C Shares  R Shares
                         NAV      Offer      NAV    w/CDSC      NAV      NAV
1-Year                 -3.71%    -7.77%    -4.44%   -8.10%    -4.16%   -3.43%
--------------------------------------------------------------------------------
1-Year TER*            -1.22%    -5.38%    -2.36%   -6.01%    -1.97%   -0.85%
--------------------------------------------------------------------------------
5-Year                  3.58%     2.69%     2.87%    2.71%     2.99%    3.84%
--------------------------------------------------------------------------------
5-Year TER*             6.13%     5.22%     5.01%    4.85%     5.19%    6.49%
--------------------------------------------------------------------------------
Since Inception         5.00%     4.45%     4.30%    4.30%     4.33%    5.26%
--------------------------------------------------------------------------------
Since Inception TER*    7.57%     7.01%     6.49%    6.49%     6.55%    7.94%
--------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).

Total Returns as of 3/31/00 (Annualized)/1/
                           A Shares            B Shares      C Shares  R Shares
                         NAV     Offer    w/o CDSC  w/CDSC      NAV      NAV
1-Year                 -2.96%    -7.00%    -3.70%   -7.39%    -3.51%   -2.68%
--------------------------------------------------------------------------------
5-Year                  4.53%     3.63%     3.82%    3.65%     3.89%    4.80%
--------------------------------------------------------------------------------
Since Inception         5.25%     4.69%     4.54%    4.54%     4.57%    5.51%
--------------------------------------------------------------------------------
+ Class R share returns are actual. Class A, B and C shares returns are actual for the period since class inception; returns prior to class inception are Class R shares returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00
                              A Shares       B Shares    C Shares    R Shares
                            NAV     Offer    w/o CDSC
Distribution Rate*         4.96%     4.75%     4.21%       4.39%       5.14%
--------------------------------------------------------------------------------
SEC 30-Day Yield           4.40%     4.21%     3.65%       3.85%       4.60%
--------------------------------------------------------------------------------
Taxable Equivalent Yield   6.72%     6.43%     5.57%       5.88%       7.02%
--------------------------------------------------------------------------------
* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]
[MOUNTAIN CHART APPEARS HERE]

             Nuveen Maryland         Nuveen Maryland           Lehman Brothers
             Municipal Bond          Municipal Bond            Municipal Bond
             Fund (Offer)            Fund (NAV)                Index
2/1992           $ 9,580                 $10,000                    $10,000
5/1992             9,738                  10,165                     10,212
5/1993            10,895                  11,373                     11,433
5/1994            11,021                  11,504                     11,715
5/1995            12,012                  12,538                     12,782
5/1996            12,464                  13,010                     13,367
5/1997            13,294                  13,877                     14,475
5/1998            14,352                  14,981                     15,834
5/1999            14,874                  15,526                     16,574
5/2000            14,323                  14,951                     16,432

     Nuveen Maryland Municipal Bond Fund (Offer) $14,323
     Nuveen Maryland Municipal Bond Fund (NAV) $14,951
     Lehman Brothers Municipal Bond Index $16,432

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics
Total Net Assets                        $71.5 million
-----------------------------------------------------
Average Effective Maturity                20.93 years
-----------------------------------------------------
Average Duration                                 9.23
-----------------------------------------------------

ANNUAL REPORT page 6

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

Nuveen Flagship Pennsylvania Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q| Can you begin our discussion by addressing the reasons why municipal bonds,
-
like most fixed-income securities, performed poorly during the past 12 months?

TOM| Sure. In an effort to rein in the economy and the stock market, the Federal
---
Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, reduced their borrowings. For the first five months of 2000, total issuance of debt in the state was down nearly 75% compared to the same period a year earlier. Pennsylvania's decline was much more severe than the national municipal market, which saw a 24% drop during the first five months of 2000.

     While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many Pennsylvania municipal issuers. The fiscal recovery in Philadelphia, for example, prompted Fitch and Moody's, two of the leading municipal credit rating agencies, to upgrade the city's credit ratings. Furthermore, economic conditions remained strong throughout much of the state, mirroring trends that boosted the nation as a whole.

     With that said, Pennsylvania's economy showed some signs of slowing down. Employment growth in the service sector started to wane, and the slowdown in the Asian economy led to significant losses in the manufacturing sector.

Q| How did Nuveen Flagship Pennsylvania Municipal Bond Fund perform during the
-
fiscal year ended May 31, 2000?

TOM| The fund generated a 12-month total return on net asset value of -5.21%,
---
compared to the -3.69% total return posted by the Lipper Pennsylvania Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 33% combined federal and state income tax bracket, was -2.76%.**

"While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many Pennsylvania municipal issuers."

     * The Lipper Peer Group return represents the average annualized total return of the 60 funds in the Lipper Pennsylvania Municipal Debt Category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

    ** Taxable equivalent total return equals a fund's taxable equivalent income
       (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

                                                            ANNUAL REPORT page 7

Q|  How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

TOM|  The fund underperformed the broader Lehman index, which had a 12-month
---
average total return of -0.86% for the period ended May 31, 2000.*** However, we feel Lipper's Pennsylvania-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare the fund to other Pennsylvania funds as well as to a national benchmark.

Q|  What was your strategy during this difficult period?
-

TOM|  Although the market environment we experienced over the past year could be
---
distracting, we remained focused on finding attractive opportunities for the fund. In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps help enhance the fund's tax efficiency, as some sales generated tax losses that can offset any realized capital gains for up to eight years.

      In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them.

      Using the resources and expertise our of research team, we identified a number of attractive high-yielding opportunities within the hospital and multifamily housing sectors. Even with these purchases, the fund's overall credit quality remained high, with 52% of the portfolio in AA-rated and AAA-rated bonds as of May 31, 2000.

Q|  What is your outlook for Nuveen Flagship Pennsylvania Municipal Bond Fund?
-

TOM|  The bond market appears to be anticipating the end of Fed efforts to slow
---
the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

      We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

PENNSYLVANIA

----------------------------------------
Top Five Sectors
----------------------------------------
Education and Civic Organizations  22%
----------------------------------------
Healthcare                         13%
----------------------------------------
Housing (Single Family)            12%
----------------------------------------
U.S. Guaranteed                    11%
----------------------------------------
Long-Term Care                      8%
----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

PENNSYLVANIA

-----------------------------------------
Bond Credit Quality
-----------------------------------------
[PIE CHART APPEARS HERE]
AAA/U.S.
Guaranteed..... 43%
AA.............  9%
A..............  9%
BBB............ 33%
NR.............  4%
Other..........  2%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.








*** The Lehman Brother Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses

ANNUAL REPORT page 8

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND
Fund Spotlight as of May 31, 2000

Quick Facts

                               A Shares       B Shares    C Shares     R Shares
NAV                               $9.38         $9.40        $9.37        $9.38
--------------------------------------------------------------------------------
Latest Monthly Dividend*        $0.0420       $0.0360      $0.0375      $0.0435
--------------------------------------------------------------------------------
Fund Symbol                       FPNTX           N/A          N/A        NBPAX
--------------------------------------------------------------------------------
CUSIP                         67065L740     67065L732    67065L724    67065L716
--------------------------------------------------------------------------------
Inception Date                    10/86          2/97         2/94         2/97
--------------------------------------------------------------------------------
*Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)/1/

                     A Shares                B Shares        C Shares  R Shares
                  NAV         Offer    c/o CDSC     w/CDSC    NAV          NAV
1-Year           -5.21%      -9.20%   -5.91%       -9.51%    -5.73%       -4.93%
--------------------------------------------------------------------------------
1-Year TER*      -2.76%      -6.86%   -3.84%       -7.43%    -3.55%       -2.39%
--------------------------------------------------------------------------------
5-Year            3.95%       3.06%    3.29%        3.12%     3.38%        4.10%
--------------------------------------------------------------------------------
5-Year TER*       6.66%       5.74%    5.64%        5.49%     5.81%        6.88%
--------------------------------------------------------------------------------
10-Year           6.05%       5.60%    5.58%        5.58%     5.47%        6.13%
--------------------------------------------------------------------------------
10-Year TER*      8.99%       8.52%    8.28%        8.28%     8.13%        9.10%
--------------------------------------------------------------------------------
*Taxable Equivalent Return (based on a combined federal and state income tax rate of 33.0%).


Total Returns as of 3/31/00 (Annualized)/1/

                   A Shares                 B Shares        C Shares   R Shares
                 NAV        Offer     c/o CDSC   w/CDSC        NAV        NAV
1-Year           -3.77%     -7.79%    -4.49%     -8.13%      -4.29%      -3.48%
-------------------------------------------------------------------------------
5-Year            4.92%      4.02%     4.25%      4.09%       4.34%       5.06%
--------------------------------------------------------------------------------
10-Year           6.34%      5.88%     5.87%      5.87%       5.75%       6.41%
--------------------------------------------------------------------------------
+ Class A share returns are actual, Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 42% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00



                                    A Shares       B Shares   C Shares  R Shares
                                  NAV      Offer   w/o CDSC
Distribution Rate*               5.37%     5.15%     4.60%      4.80%    5.57%
--------------------------------------------------------------------------------
SEC 30-Day Yield                 3.61%     3.46%     2.86%      3.07%    3.81%
--------------------------------------------------------------------------------
Taxable Equivalent Yield         5.39%     5.16%     4.27%      4.58%    5.69%
--------------------------------------------------------------------------------
* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may some-times differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Portfolio Statistics

Total Net Assets     $124.8 million
------------------------------------
Average Effective
Maturity               20.63 years
------------------------------------
Average Duration        9.47
------------------------------------

Index Comparison

    [MOUNTAIN CHART APPEARS HERE]

   Nuveen FlagShip                        Nuveen FlagShip      Lehman Brothers
Pennsylvania Municipal                Pennsylvania Municipal    Municipal Bond
  Bond Fund (Offer)                       Bond Fund (NAV)           Index

5/1990          $ 9,580                      $ 10,000               $10,000
5/1991           10,467                        10,926                11,008
5/1992           11,512                        12,017                12,089
5/1993           12,821                        13,383                13,536
5/1994           13,167                        13,744                13,870
5/1995           14,206                        14,829                15,133
5/1996           14,751                        15,397                15,825
5/1997           15,986                        16,687                17,137
5/1998           17,597                        18,368                18,746
5/1999           18,199                        18,987                19,622
5/2000           17,252                        18,008                19,453

Nuveen Flagship Pennsylvania Municipal Bond Fund (Offer) $17,252
Nuveen Flagship Pennsylvania Municipal Bond Fund (NAV)   $18,008
Lehman Brothers Municipal Bond Index $19,453

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                            ANNUAL REPORT page 9

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management ( NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

For nearly a year, the Federal Reserve Board (the Fed) has continued on a track to raise interest rates in an attempt to stymie inflation. These "tightening" measures put pressure on nearly all bonds, including municipal securities. Paul Brennan, portfolio manager of Nuveen Flagship Virginia Municipal Bond Fund, discusses the economic environment in which the fund participated, as well as the fund's performance and key investment strategies.


Q How would you describe the overall fixed-income investing environment during the past 12 months?

PAUL Rising interest rates translated into a difficult bond market environment. The Fed raised interest rates six times during the past 12 months, lifting the federal funds rate -- the rate banks charge each other for overnight loans -- to 6.50%, the highest it's been in almost 10 years.
     These moves were intended to curb the strong U.S. economy and stifle any inflationary pressures that might be brewing as a result. Bond yields rose in response, and their prices -- which generally move in the opposite direction of their yields -- declined.
     Supply and demand also played a role in determining municipal bond returns during the past 12 months.
     On a positive note, the supply of municipal bonds dwindled as rising rates extinguished opportunities for issuers to refinance or refund older, more expensive debt. In addition, the strength of national and local economies translated into higher revenues and tax collections for man municipalities, thereby reducing their debt financing needs. These developments translated into a 40% reduction of the supply of municipals in the first quarter of 2000, compared to the same quarter a year earlier.
     Demand, on the other hand, was spotty. Lured by the red-hot returns of technology and other stocks, investors generally avoided fixed-income investments throughout most of 1999. In early 2000, however, the demand for municipals became strong again when technology stocks experienced a downturn and municipal bond yields (measured by the Bond Buyer 20) touched 6%.


Q O.K., that gives us a good idea of what happened on the national front. What was Virginia's market like during the fiscal period?

PAUL New bond issuance in Virginia declined 15% year-to-date (through May 31,
2000) compared to the same period in 1999. While we don't like to see a drop in new issuance, the Virginia new issue market was healthier than the national average, which was down 24%.

ANNUAL REPORT page 10

     Virginia's economy continued to perform well. The commonwealth's per capita income exceeded the national average and its unemployment rate was just 2.7% versus the country's 4.1% average (as of May 31, 2000).
     We attribute the strength of Virginia's economy to increases in defense spending and growth of the high-tech sector. The commonwealth's textiles and apparel sector has weakened, however, hurt by low-cost foreign competitors.
     Economic growth has also been bolstered by the growing presence of high-tech firms in the Washington D.C., suburbs in Virginia.

Q The Nuveen Flagship Virginia Municipal Bond Fund struggled along with the rest of the municipal bond market, reporting a total return on net asset value of -2.72% for the fiscal year ended May 31, 2000. Comparatively, the Lehman Brothers Municipal Bond Index had a total return of -0.86%.* What contributed to the fund's underperformance?

PAUL We maintained a longer-than-average duration compared with the Lehman index. (The Lehman's Municipal Index reported duration of 7.46, versus the fund's 8.30 duration.) In the rising interest rate environment we experienced during the period, this longer duration hurt our total return. However, bonds with longer durations typically offer higher yields. In maintaining a longer duration, we were attempting to meet the fund's objective to generate a competitive dividend. We also feel that in the long-term, longer duration can reward shareholders.
     Another point I'd like to mention is that the Lipper Virginia Municipal Bond Fund category average, which unlike the Lehman index only includes municipal bond funds that are Virginia-specific, reported a total return more in line with our fund's, -2.63%.** Our slight underperformance against this benchmark is due in part to our fund's duration, which is longer than the Lipper peer group average of 7.7.
     Shareholders should also know that the fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -0.08%.*** As of May 31, 2000, the fund's SEC 30-day yield was 4.73%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.28% on a taxable investment.****
     With our research capabilities and our relationships with dealers in the state, we have been able to find issues we feel are diamonds in the rough. For instance, we added to the portfolio bonds issued by Danville Industrial Development Authority for the Collegiate Housing Foundation Project at Averett College.
     These non-rated bonds financed a student dormitory on the campus of Averett College in Danville. Our research team worked with the developer, borrower and underwriter to ensure the bonds met Nuveen's high credit criteria. The bonds offered attractive yields as well as excellent call protection and added portfolio diversification.


Q What other opportunities did you find?

PAUL We purchased A-rated bonds issued by the Greater Richmond Convention Center to finance the center's expansion. We found these bonds interesting as they aren't to be paid by revenues of the convention center but rather by a tri-county excise tax.
     We often look to alternative issuances in the Virgin Islands and Puerto Rico, since both offer our shareholders the same tax-exempt status as Virginia-issued bonds.

VIRGINIA

----------------------------------------
Top Five Sectors
----------------------------------------
U.S. Guaranteed                      14%
----------------------------------------
Tax Obligation (Limited)             12%
----------------------------------------
Education and Civil Organizations    11%
----------------------------------------
Water and Sewer                      10%
----------------------------------------
Healthcare                            9%
----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

VIRGINIA

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed... 39%
AA........... 23%
A............ 18%
BBB.......... 13%
NR...........  6%
Other........  1%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

* The Lehman Brothers Municipal Bond index is comprised of a broad range of investment-grade national municipal bonds and does not reflect any initial or ongoing expenses.

** The Lipper Peer Group returns represent the average annualized total return of the 37 funds in the Lipper Virginia Municipal Debt Funds category for the one-year period ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

*** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

**** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                           ANNUAL REPORT page 11

Nuveen's research capabilities also helped us identify and purchase lower-rated bonds issued by the Virgin Islands Public Finance Authority with an attractive yield.

"Our active management discipline allowed us to capitalize on last year's dramatic rise in interest rates to improve the fund's tax efficiency."

Q Sounds like you looked at several lower-rated (but still investment-grade) and unique issuances, as well as outside Virginia for opportunities to try to improve the yield and total return potential and call protection for the portfolio. What other strategies did you and your team employ during the period?

PAUL Our active management discipline allowed us to capitalize on last year's dramatic rise in interest rates to improve the fund's tax efficiency.
     As rates rose, prices on some of the fund's holdings fell below their respective purchase prices. (Bond prices and interest rates move in opposite directions.) When we sold several of those holdings, tax losses were realized. These tax losses can be used to offset future realized gains for up to eight years, enabling us to offer our shareholders more tax efficient returns on investment.
     An additional benefit of these transactions is that we can use the proceeds from the sale of bonds to finance purchases of new bonds with potentially higher income streams.


Q What is your outlook for the Virginia market and the fund?

PAUL We expect Virginia to continue to benefit from increased Federal spending. Also, in the near-term, we expect high-tech manufacturing and defense-related industries to experience strong employment growth.
     As for the fund, we plan to continue on the road we're on. I don't anticipate moving any longer on duration, but we will continue to look for those promising offerings that may be unrated or carry lower, investment-grade ratings.


ANNUAL REPORT page 12

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts

                                A Shares    B Shares     C Shares     R Shares

NAV                              $ 10.10     $ 10.10      $ 10.10      $ 10.10
-------------------------------------------------------------------------------
Latest Monthly Dividend*         $0.0440     $0.0380      $0.0395      $0.0460
-------------------------------------------------------------------------------
Fund Symbol                        FVATX         N/A          N/A        NMVAX
-------------------------------------------------------------------------------
CUSIP                          67065L690   67065L682    67065L674    67065L666
-------------------------------------------------------------------------------
Inception Date                      3/86        2/97         10/93        2/97
-------------------------------------------------------------------------------
*Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)*

                    A Shares          B Shares       C Shares  R Shares
                  NAV    Offer    w/o CDSC  w/CDSC     NAV       NAV

1-Year          -2.72%   -6.81%    -3.44%   -7.13%    -3.16%    -2.49%
-------------------------------------------------------------------------------
1-Year TER*     -0.08%   -4.28%    -1.19%   -4.89%    -0.80%     0.28%
-------------------------------------------------------------------------------
5-Year           4.47%    3.58%     3.77%    3.61%     3.90%     4.62%
-------------------------------------------------------------------------------
5-Year TER*      7.32%    6.41%     6.25%    6.10%     6.45%     7.56%
-------------------------------------------------------------------------------
10-Year          6.40%    5.94%     5.91%    5.91%     5.82%     6.48%
-------------------------------------------------------------------------------
10-Year TER*     9.50%    9.03%     8.75%    8.75%     8.61%     9.62%
-------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

Total Returns as of 3/31/00 (Annualized)+

                     A Shares          B Shares        C Shares  R Shares
                  NAV     Offer    w/o CDS   w/CDSC      NAV       NAV

1-Year          -1.85%   -5.93%    -2.49%   -6.23%    -2.29%    -1.53%
-------------------------------------------------------------------------------
5-Year           5.38%    4.48%     4.68%    4.51%     4.81%     5.53%
-------------------------------------------------------------------------------
10-Year          6.69%    6.24%     6.20%    6.20%     6.11%     6.77%
-------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                                 A Shares      B Shares    C Shares    R Shares
                               NAV     Offer   w/o CDSC       NAV        NAV

Distribution Rate*            5.23%    5.01%    4.51%        4.69%      5.47%
-------------------------------------------------------------------------------
SEC 30-Day Yield              4.73%    4.53%    3.98%        4.18%      4.92%
-------------------------------------------------------------------------------
Taxable Equivalent Yield      7.28%    6.97%    6.12%        6.43%      7.57%
-------------------------------------------------------------------------------
* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison/[_]/

                         [MOUNTAIN CHART APPEARS HERE]

                 Nuveen Flagship        Nuveen Flagship       Lehman Brothers
               Virginia Municipal     Virginia Municipal         Municipal
                Bond Fund (Offer)       Bond Fund (NAV)         Bond Index
5/1990              $ 9,550                $10,000                $10,000
5/1991               10,509                 10,970                 11,008
5/1992               11,493                 11,997                 12,089
5/1993               12,915                 13,481                 13,536
5/1994               13,253                 13,834                 13,870
5/1995               14,312                 14,939                 15,133
5/1996               14,889                 15,541                 15,825
5/1997               16,112                 16,819                 17,137
5/1998               17,611                 18,383                 18,746
5/1999               18,307                 19,110                 19,622
5/2000               17,806                 18,586                 19,453


-    Nuveen Flagship Virginia Municipal Bond Fund (Offer) $17,806
--   Nuveen Flagship Virginia Municipal Bond Fund (NAV) $18,586
---  Lehman Brothers Municipal Bond Index $19,453


/[_]/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Total Net Assets                   $200.9 million
-------------------------------------------------
Average Effective Maturity            18.86 years
-------------------------------------------------
Average Duration                             8.30
-------------------------------------------------

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                          ANNUAL REPORT  page 13

               Portfolio of Investments

               Nuveen Maryland Municipal Bond Fund
               May 31, 2000

   Principal                                                                           Optional Call                        Market
Amount (000)    Description                                                              Provisions*    Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.2%
   $   1,500    Mayor and City Council of Baltimore (Maryland), Port Facilities          4/02 at 103          AA-     $  1,562,760
                  Revenue Bonds (Consolidation Coal Sales Company Project),
                  Series 1984B, 6.500%, 10/01/11
----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 10.5%

       1,000    Maryland Economic Development Corporation, Student Housing Revenue       6/09 at 102         Baa3          933,010
                  Bonds (Collegiate Housing Foundation - Salisbury Project),
                  Series 1999A, 6.000%, 6/01/19

       1,250    Maryland Economic Development Corporation, Student Housing Revenue       6/09 at 102         Baa3        1,126,525
                  Bonds (Collegiate Housing Foundation - University Courtyard
                  Project), Series 1999A, 5.750%, 6/01/19

       1,500    Maryland Health and Higher Educational Facilities Authority, Revenue    10/09 at 101            A        1,240,545
                  Bonds, Loyola College Issue, Series 1999, 5.000%, 10/01/39

                Maryland Health and Higher Educational Facilities Authority,
                Educational Facilities Mortgage Revenue Bonds, Green Acres
                School Issue, Series 1998:
         665    5.300%, 7/01/18                                                          7/06 at 102         BBB-          564,618
       1,425    5.300%, 7/01/28                                                          7/06 at 102         BBB-        1,152,155

       1,000    Maryland Health and Higher Educational Facilities Authority,             7/08 at 102           AA          903,680
                  Refunding Revenue Bonds, The Johns Hopkins University Issue,
                  Series 1998, 5.125%, 7/01/20

       1,500    Morgan State University, Maryland, Academic Fees and Auxiliary          No Opt. Call          AAA        1,557,420
                  Facilities Fees, Revenue Refunding Bonds, 1993 Series, 6.100%,
                  7/01/20
----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 18.1%

       2,165    City of Gaithersburg, Maryland, Nursing Home Revenue Refunding          No Opt. Call          AAA        2,346,838
                  Bonds (Shady Grove Adventist Nursing and Rehabilitation Center
                  Project), Series 1992A, 6.500%, 9/01/12

       1,760    Maryland Economic Development Corporation (Health and Mental Hygiene     4/11 at 102          N/R        1,567,562
                  Providers Facilities Acquisition Program), Revenue Bonds, Series
                  1996A, 7.625%, 4/01/21

       2,000    Maryland Health and Higher Educational Facilities Authority, Kaiser      6/09 at 101            A        1,780,340
                  Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

         750    Maryland Health and Higher Educational Facilities Authority, Revenue     7/10 at 101         Baa1          737,618
                  Bonds, University of Maryland Medical System Issue, Series 2000,
                  6.750%, 7/01/30

       1,000    Maryland Health and Higher Educational Facilities Authority, Refunding   7/03 at 102          AAA          931,210
                  Revenue Bonds, Francis Scott Key Medical Center Issue, Series 1993,
                  5.000%, 7/01/13

       1,000    Maryland Health and Higher Educational Facilities Authority, Project     7/03 at 102         Baa1          859,000
                  and Refunding Revenue Bonds, Doctors Community Hospital Issue,
                  Series 1993, 5.750%, 7/01/13

       2,000    Maryland Health and Higher Educational Facilities Authority, Revenue     1/08 at 101          Aaa        1,710,020
                  Bonds, Upper Chesapeake Hospitals Issue, Series 1998A, 5.125%, 1/01/38

                Prince Georges County, Maryland, Project and Refunding Revenue Bonds
                (Dimensions Health Corporation Issue), Series 1994:
         155      4.750%, 7/01/03                                                       No Opt. Call          Baa1         140,720
         295      4.850%, 7/01/04                                                       No Opt. Call          Baa1         261,199
       2,000      5.375%, 7/01/14                                                        7/04 at 102          Baa1       1,570,840

       1,000    Puerto Rico Industrial, Tourist, Educational, Medical and                1/05 at 102           AAA       1,026,750
                  Environmental Control Facilities Financing Authority, Hospital
                  Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                  Group Project), 6.250%, 7/01/16

____
14

   Principal                                                                                  Optional Call              Market
Amount (000)   Description                                                                      Provisions*  Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 23.3%

$ 1,500        Baltimore County, Maryland, Mortgage Revenue Refunding Bonds (GNMA                10/08 at 102    AAA   $ 1,286,940
                  Collateralized - Cross Creek Apartments Project), Series 1998A,
                  5.250%, 10/20/33

  1,000        Baltimore County, Maryland, Mortgage Revenue Refunding Bonds, Series              12/02 at 102    AAA     1,022,700
                  1992 (GNMA Collateralized - Tindeco Wharf Apartments Project),
                  6.700%, 12/20/28

  1,000        Howard County, Maryland, Mortgage Revenue Refunding Bonds, Series                  7/02 at 102    AAA     1,024,160
                  1992 (Howard Hills Townhouses Project-FHA Insured Mortgage Loan),
                  6.400%, 7/01/24

  2,000        Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds,              7/02 at 104   Baa2     2,103,800
                  Series 1994, (Chase Glen Project), 7.000%, 7/01/24 (Mandatory put
                  7/01/04)

               Community Development Administration, Department of Housing and Community
                  Development, State of Maryland, Multifamily Housing Revenue Bonds
                  (Insured Mortgage Loans), 1992 Series D:

    700           6.700%, 5/15/27                                                                 5/02 at 102     Aa       721,462

    500           6.750%, 5/15/33                                                                 5/02 at 102     Aa       516,025

  1,000        Community Development Administration, Maryland Department of Housing               1/09 at 101    Aa2       852,630
                  and Community Development, Housing Revenue Bonds, 1999 Series A,
                  5.350%, 7/01/32 (Alternative Minimum Tax)

  1,000        Community Development Administration, Maryland Department of Housing               1/10 at 100    Aa2       999,930
                  and Community Development, Housing Revenue Bonds, Series 1999B,
                  6.250%, 7/01/32 (Alternative Minimum Tax)

  1,000        Community Development Administration, Maryland Department of Housing          10/08 at 101 1/2    Aaa       873,300
                  and Community Development, Multifamily Development Revenue Bonds
                  (Auburn Manor Project), Series 1998 A, 5.300%, 10/01/28 (Alternative
                  Minimum Tax)

   1,000       Housing Opportunities Commission of Montgomery County (Montgomery County,          7/05 at 102    Aa2       972,670
                  Maryland), Multifamily Housing Revenue Bonds, 1995 Series A, 6.000%,
                  7/01/20

  3,420        Housing Opportunities Commission of Montgomery County (Montgomery County,          7/08 at 101    Aaa     2,959,907
                  Maryland), Multifamily Housing Development Revenue Bonds, 1998 Series A,
                  5.250%, 7/01/29

  1,550        Prince Georges County Housing Authority (New Keystone Apartments - FHA             1/02 at 102    AAA     1,588,347
                  Insured), 6.800%, 7/01/25

    860        Housing Authority of Prince Georges County (Maryland), Mortgage Revenue           11/00 at 100    AAA       832,411
                  Refunding Bonds, Collateralized Foxglenn Apartments Project), Series
                  1998A, 5.450%, 11/20/14

  1,000        Housing Authority of Prince Georges County (Maryland), Mortgage Revenue Bonds,     9/09 at 102    AAA       960,780
                  Series 1999 (GNMA Collateralized - University Landing at Langley Apartments
                  Project), 6.100%, 3/20/41 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 9.2%

  1,000        Maryland Department of Housing and Community Development, Community                9/09 at 100    Aa2       973,250
                  Development Administration Infrastructure Financing Bonds (MBIA Insured),
                  2000 Series B, 6.150%, 9/01/32 (Alternative Minimum Tax)

  1,500        Community Development Administration, Maryland Department of Housing           3/08 at 101 1/2    Aa2     1,322,025
                  and Community Development, Residential Revenue Bonds, 1998 Series B,
                  5.300%, 9/01/23 (Alternative Minimum Tax)

  1,580        Housing Opportunities Commission of Montgomery County (Montgomery County,          7/04 at 102    Aa2     1,623,892
                  Maryland), Single Family Mortgage Revenue Bonds, 1994 Series A, 6.600%,
                  7/01/14

  2,885        Housing Authority of Prince Georges County (Maryland), FHLMC/FNMA/GNMA             8/07 at 102    AAA     2,644,651
                  Collateralized, Single Family Mortgage Revenue Bonds, Series 1997,
                  5.750%, 8/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 1.3%

    500        Carroll County, Maryland, Revenue Bonds, EMA Obligated Group Issue (Fairhaven      1/09 at 101     AA       469,800
                  and Copper Ridge), 1999A Refunding, 5.500%, 1/01/19

    500        Carroll County, Maryland, Revenue Bonds, EMA Obligated Group Issue (Fairhaven      1/09 at 101     AA       466,615
                  and Copper Ridge), Refunding Revenue Bonds, Series 1999A, 5.625%, 1/01/25

_____
15

                Portfolio of Investments

                May 31, 2000

   Principal                                                                               Optional Call                   Market
Amount (000)    Description                                                                  Provisions*     Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.4%

    $  1,000    Montgomery County, Maryland, Consolidated Public Improvement Bonds,          1/10 at 101       AAA      $   998,250
                  General Obligation Bonds, Series 2000A, 5.750%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 13.9%

       1,250    Anne Arundel County, Maryland, Special Obligation Bonds (Arundel Mills       7/09 at 102       N/R        1,221,375
                  Project), Series 1999, 7.100%, 7/01/29

       1,000    Mayor and City Council of Baltimore (Maryland), Certificates of             10/07 at 102       AAA          911,660
                  Participation (Emergency Telecommunications Facilities),
                  Series 1997A, 5.000%, 10/01/17

       2,000    Mayor and City Council of Baltimore (City of Baltimore, Maryland),           9/08 at 102       AAA        1,774,340
                  Convention Center Refunding Revenue Bonds, Series 1998, 5.000%, 9/01/19

       1,110    Maryland Department of Housing and Community Development, Community          6/10 at 101       Aaa        1,088,533
                  Development Administration, Infrastructure Financing Bonds
                  (MBIA Insured), 2000 Series A, 5.875%, 6/01/30

       1,760    Maryland Stadium Authority, Convention Center Expansion Lease Revenue       12/04 at 102       AAA        1,790,483
                  Bonds, Series 1994, 5,875%, 12/15/12

       1,000    Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101       AAA        1,007,690
                  Revenue Bonds, Series B, 5.750%, 7/01/16 (WI)

       1,250    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands      10/10 at 101       BBB-       1,249,100
                  Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

       1,000    Washington Suburban Sanitary District (Montgomery and Prince Georges         6/07 at 100        Aa1         910,670
                  Counties, Maryland), General Construction Bonds of 1997, 5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.9%

       1,000    Maryland Transportation Authority, Transportation Facilities Projects,       7/02 at 100         A+       1,002,760
                  Revenue Bonds, Series 1992, 5.750%, 7/01/15

       1,000    Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996          6/06 at 102       Baa2         949,650
                  Series A (American Airlines, Inc. Project) 6.250%, 6/01/26
                  (Alternative Minimum Tax)

         900    Washington Metropolitan Area Transit Authority (District of Columbia),       1/04 at 102       AAA          857,331
                  Gross Revenue Transit Refunding Bonds, Series 1993, 5.250%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 5.5%

         600    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          10/02 at 100       AAA          620,868
                  General Obligation Consolidated Public Improvement Bonds of 1992-
                  Series A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

         700    The Maryland National Capital Park and Planning Commission (Prince           7/02 at 102     AA***          729,057
                  Georges County, Maryland), General Obligation Bonds,
                  Prince Georges County Park Acquisition and Development Bonds, Series
                  L-2, 6.125%, 7/01/10 (Pre-refunded to 7/01/02)

         500    Maryland Health and Higher Educational Facilities Authority, Revenue         7/00 at 102       AAA          510,965
                  Bonds, Sinai Hospital of Baltimore Issue, Series 1990, 7.000%,
                  7/01/19 (Pre-refunded to 7/01/00)

         500    Maryland Health and Higher Educational Facilities Authority, Revenue         7/00 at 102       AAA          510,865
                  Bonds, Francis Scott Key Medical Center Issue, Series 1990, 6.750%,
                  7/01/23 (Pre-refunded to 7/01/00)

       1,005    Maryland Health and Higher Educational Facilities Authority, Doctors         7/00 at 102       AAA        1,028,396
                  Community Hospital Issue, Series 1990, 8.750%, 7/01/00
                  (Pre-refunded to 7/01/00)

         500    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992            7/02 at 101 1/2       AAA          526,395
                  (General Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to
                  7/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.5%

       1,000    Montgomery County, Maryland, Solid Waste System Revenue Bonds (1993          6/03 at 102       AAA        1,004,290
                  Series A), 5.875%, 6/01/13 (Alternative Minimum Tax)

       1,500    Prince Georges County, Maryland, Pollution Control Revenue Refunding         1/03 at 102        A1        1,519,875
                  Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

          _____

   Principal                                                                               Optional Call                   Market
Amount (000)    Description                                                                  Provisions*     Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.6%

     $ 1,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          No Opt. Call       AAA      $   875,140
                  Project and Refunding Revenue Bonds (Water Projects), Series
                  1994-A, 5,000% 7/01/24
       2,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          7/08 at 101        AAA        1,717,880
                  Project and Refunding Revenue Bonds (Water Projects), Series
                  1998-A, 5,000% 7/01/28
       1,500    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          7/06 at 101        AAA        1,402,590
                  Project and Refunding Revenue Bonds (Water Projects), Series
                  1996-A, 5,000% 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
     $74,535    Total Investments (cost $73,913,766) - 98.4%                                                             70,396,268
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      1,120,314
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $71,516,582
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

          _____

          Portfolio of Investments

          Nuveen Flagship Pennsylvania Municipal Bond Fund
          May 31, 2000

   Principal                                                                         Optional Call                          Market
Amount (000)   Description                                                             Provisions*       Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 2.1%

$ 3,000        Delaware County Industrial Development Authority, Refunding             1/08 at 102             BB-     $  2,582,940
                 Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 21.8%

  3,000        Allegheny County Higher Education Building Authority, College           2/06 at 102            Baa3        2,912,010
                 Revenue Bonds, Series A of 1996 (Robert Morris College),
                 6.250%, 2/15/26

               Allegheny County Higher Education Building Authority, College
               Revenue Refunding Bonds, Series A of 1998 (Robert Morris
               College):
  1,190          5.500%, 5/01/15                                                       No Opt. Call           Baa3        1,103,606
  1,500          6.000%, 5/01/28                                                       No Opt. Call           Baa3        1,417,665

               Chester County Health and Education Facilities Authority,
               College Revenue Bonds, Series of 1998 (Immaculata College):
  1,300          5.600%, 10/15/18                                                      10/08 at 102           BBB-        1,162,278
  2,300          5.625%, 10/15/27                                                      10/08 at 102           BBB-        1,985,130

  4,515        Delaware County Authority, College Revenue Refunding Bonds              10/08 at 100           BBB-        3,665,277
                 (Neumann College), Series 1998A, 5.375%, 10/01/26

               Delaware County Authority, School Revenue Bonds, Series of 1998
               (The Haverford School Project):
  1,000          5.000%, 3/15/19                                                        3/04 at 100             A-           832,470
  2,000          5.125%, 3/15/24                                                        3/04 at 100             A-         1,647,160

               New Wilmington Municipal Authority (Lawrence County), College
               Revenue Bonds, Series 1998 (Westminster College):
  1,275          5.300%, 3/01/18                                                        3/08 at 100           Baa1         1,086,683
    935          5.350%, 3/01/28                                                        3/08 at 100           Baa1           765,896

    750        Northeastern Pennsylvania Hospital and Education Authority, College      2/05 at 100            AAA           795,150
                 Revenue, Guaranteed, Luzerne County Community College,
                 6.625%, 8/15/15

               Pennsylvania Higher Educational Facilities Authority, Geneva College
               Revenue Bonds, Series of 1998:
  4,150          5.375%, 4/01/15                                                        4/08 at 102            BBB         3,685,906
  1,800          5.375%, 4/01/23                                                        4/08 at 102           BBB-         1,500,012

  3,000        Pennsylvania Higher Educational Facilities Authority, Drexel             5/09 at 100             A-         2,878,800
               University Revenue Bonds, Series 1999, 6.000%, 5/01/29

  1,250        Pennsylvania Higher Educational Facilities Authority, Thomas  7/09               100            AAA         1,099,338
                 at Jefferson University Revenue Bonds, Series 1999, 5.000%,
                 7/01/19

    600        The General Municipal Authority of the City of Wilkes-Barre,            12/00 at 100            N/R           646,362
                 College Misericordia Revenue Bonds, Refunding Series A of
                 1992, 7.750%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.9%

  3,500        Pennsylvania Economic Development Financing Authority ((Sun Company,    12/04 at 102            BBB         3,632,160
                 Inc. (R&M) Project)), Series 1994A, 7.600%, 12/01/24
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 12.4%

  1,525        Allegheny County Hospital Development Authority, Hospital Revenue       No Opt. Call            N/R         1,354,658
                 Bonds, Series Q (Allegheny Valley Hospital, Sublessee),
                 7.000%, 8/01/15

               Columbia County Hospital Authority, Health Care Revenue Bonds
               (The Bloomsburg Hospital Obligated Group Project), Series of
               1999:
  3,735          5.850%, 6/01/24                                                        6/09 at 100           BBB-         2,982,285
  1,000          5.900%, 6/01/29                                                        6/09 at 100           BBB-           784,300

  1,585        The City of Jeannette Health Services Authority, Hospital Revenue       11/06 at 102           BBB+         1,377,270
                 Bonds (Jeannette District Memorial Hospital), Series A of 1996,
                 6.000%, 11/01/18

_____
18

   Principal                                                                                   Optional                   Market
Amount (000)         Description                                                            Provisions*    Ratings**       Value
--------------------------------------------------------------------------------------------------------------------------------
                     Healthcare (continued)

$  2,000             Monroeville Hospital Authority, Hospital Revenue Refunding, Forbes      10/05 at 102    N/R     $ 1,700,000
                       Health System, 6.250%, 10/01/15

   1,985             Philadelphia Pennsylvania Hospitals and Higher Education Facilities     11/02 at 102    BBB       1,731,297
                       Authority, Hospital Revenue Refunding, Chestnut Hill Hospital,
                       6.500%, 11/15/22

   2,500             Philadelphia Hospitals and Higher Education Facilities Authority,        7/07 at 102    BBB+      2,086,875
                       Hospital Revenue Refunding, Jeanes Hospital Project, 5.875%,
                       7/01/17

                     City of Pottsville Hospital Authority, Hospital Revenue Bonds (The
                       Pottsville Hospital and Warne Clinic), Series of 1998:
   1,265               5.250%, 7/01/10                                                       No Opt. Call    BBB       1,088,001
   2,250               5.625%, 7/01/24                                                        7/08 at 100    BBB       1,765,215

     230             Health Care Facilities Authority of Sayre, Series 1991A Revenue          3/01 at 102    AAA         237,818
                       Bonds, Guthrie Healthcare System 7.100% 3/01/17

     350             Washington County Hospital Authority, Hospital Revenue Bonds,            4/02 at 102     A2         360,707
                       Series 1992 (Monongahela Valley Hospital, Inc. Project),
                       6,750%, 12/01/08
------------------------------------------------------------------------------------------------------------------------------------
                     Housing/Multifamily - 1.5%

     500             Redevelopment Authority of the County of Bucks, Mortgage Revenue         2/02 at 100    AAA         506,310
                       Refunding Bonds (Warminister Heights Section 8 Assisted -
                       FHA-Insured Project), 1992 Series A, 6.875%, 8/01/23

   1,525             Redevelopment Authority of the City of Philadelphia, Multifamily         2/08 at 100    Aa2         360,707
                       Housing Refunding Revenue Bonds, Series 1998 (FHA-Insured
                       Mortgage Loan - Woodstock Mutual Homes, Inc. Project),
                       5.450%, 2/01/23
------------------------------------------------------------------------------------------------------------------------------------
                     Housing/Single Family - 12.0%

   1,450             Allegheny County Residential Finance Authority, Single Family           No Opt. Call    Aaa         199,317
                       Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                       (Alternative Minimum Tax)

      15             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      4/01 at 102    AA+          15,242
                       Bonds, Series 30, 7.300%, 10/01/17

     520             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue     10/01 at 102    AA+         536,500
                       Bonds, Series 1991-32, 7.150%, 4/01/15

   2,500             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      4/06 at 102    AA+       2,549,800
                       Bonds, Series 1996-50A, 6.000%, 10/01/13

   2,000             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      4/06 at 102    AA+       2,002,820
                       Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)

   3,000             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue     10/07 at 101    AA+       2,689,770
                       Bonds, Series 1997-61A, 5.500%, 4/01/29 (Alternative Minimum Tax)

   2,600             Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan       8/05 at 102      A       2,570,802
                       Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)

     995             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/06 at 102    AAA         996,721
                       Series D, 6.250%, 10/01/17

     765             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/07 at 102    AAA         764,916
                       1997 Series A, 6.200%, 10/01/21 (Alternative Minimum Tax)

   1,715             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/09 at 100    AAA       1,590,577
                       1999 Series C, 5.600%, 4/01/20 (Alternative Minimum Tax)

   1,055             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/04 at 102    AAA       1,075,003
                       1994 Series A, 6.625%, 4/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Long-Term Care - 7.4%

   2,895             Allegheny County Residential Finance Authority, Mortgage Revenue        10/05 at 100    AAA       2,939,844
                       Bonds (FHA-Insured Mortgage - Ladies Grand Army of the Republic
                       Health Facility Project), 1995 Series G, 6.350%, 10/01/36

   2,000             Armstrong County Hospital Authority, Health Center Revenue Refunding    12/01 at 100    AAA       2,046,060
                       Bonds, Series 1991 (Canterbury Place Project), 6.500%, 12/01/21

_________
19

         Portfolio of Investments

         May 31, 2000

   Principal                                                                              Optional Call                  Market
Amount (000)   Description                                                                  Provisions*    Ratings**      Value
----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

     $ 1,000   Butler County Industrial Development Authority, Health Center Revenue       6/03 at 102          A      $  924,680
                 Refunding Bonds, Series 1993, Pittsburgh Lifetime Care Community
                 (Sherwood Oaks Project), 5.750%, 6/01/16

               Chester County Health and Educational Facilities Authority, Mortgage
                 Revenue Refunding Bonds (Tel Hai Obligated Group Project), Series
                 of 1998:

       1,000     5.400%, 6/01/18                                                          12/08 at 100        BBB         799,850
       1,100     5.500%, 6/01/25                                                          12/08 at 100        BBB         849,673

       2,000   Montgomery County Higher Education and Health Authority, Mortgage           1/06 at 101        BBB       1,728,280
                 Revenue Bonds, Series 1996 (Waverly Heights Project), 6.375%, 1/01/26
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.4%

               Chichester School District, Delaware County, General Obligation Bonds,
                 Series of 1999:

       3,125     0.000%, 3/01/26                                                          No Opt. Call        AAA         622,344
       3,125     0.000%, 3/01/27                                                          No Opt. Call        AAA         583,781
       3,125     0.000%, 3/01/28                                                          No Opt. Call        AAA         547,406
       3,125     0.000%, 3/01/29                                                          No Opt. Call        AAA         513,375

               Girard School District (Erie County), General Obligation Bonds,
                 Series of 1999B:

       1,645     0.000%, 11/15/26                                                         No Opt. Call        AAA         314,721
       1,645     0.000%, 11/15/28                                                         No Opt. Call        AAA         273,928

       2,000   Mckeesport Area School District (Allegheny County), General                10/06 at 100        AAA       2,081,400
                 Obligation Bonds, Series of 1996A, 6.000%, 10/01/25

       4,875   Mckeesport Area School District (Allegheny County), General                No Opt. Call        AAA       1,077,619
                 Obligation Bonds, Series of 1997D, 0.000%, 10/01/24

       2,195   Montour School District (Allegheny County), General Obligation Bonds,      No Opt. Call        AAA         974,273
                 Series B of 1993, 0.000%, 1/01/14

         520   City of Philadelphia, Pennsylvania, General Obligation Bonds, Series        3/09 at 101        AAA         438,537
                 1998, 5.000%, 3/15/28

       2,000   Township of Tredyffrin, Chester County, General Obligation Bonds,          11/06 at 100        Aa1       1,814,660
                 Series of 1996, 5.250%, 11/15/21
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 3.3%

       1,390   Pennsylvania Intergovernmental Cooperative Authority (City of              No Opt. Call        AAA       1,504,411
                 Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05

       3,000   Public Auditorium Authority of Pittsburgh and Allegheny County, Hotel       8/09 at 101        AAA       2,554,200
                 Room Excise Tax Revenue Bonds, Series of 1999, 5.125%, 2/01/35
----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.6%

          50   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series O of      12/02 at 102        AAA          47,967
                 1992, 5.500%, 12/01/17

       3,500   Philadelphia, Pennsylvania, Airport Revenue Bonds, Philadelphia             6/07 at 102        AAA       3,105,305
                 Airport System, Series 1997B, 5.400%, 6/15/27 (Alternative Minimum
                 Tax)

       2,530   The Philadelphia Parking Authority, Parking Revenue Bonds, Series of        2/09 at 101        AAA       2,146,098
                 1999, 5.000%, 2/01/27

       3,000   Public Parking Authority of Pittsburgh, Parking System Revenue Bonds,       6/10 at 100        AAA       2,982,870
                 Series 2000, 6.000%, 12/01/24
----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.1%

         200   Allegheny County Hospital Development Authority, Hospital Revenue          10/01 at 100    BBB+***         205,462
                 Bonds, Series 1991A (St. Margaret Memorial Hospital), 7.125, 10/01/21
                 (Pre-refunded to 10/01/01)

         200   Butler County Hospital Authority, Hospital Revenue Bonds, Series            6/01 at 102        AAA         208,304
                 1991A (North Hills Passavant Hospital), 7.000%, 6/01/22 (Pre-
                 refunded to 6/01/01)

       2,850   Deer Lakes School District (Allegheny County), General Obligation           1/04 at 100        AAA       2,966,651
                 Bonds, Series of 1995, 6.350%, 1/15/14 (Pre-refunded to 1/15/04)

       1,320   Delaware County Authority, Health Facilities Revenue Bonds, Series of      12/06 at 102        Aaa       1,303,566
                 1996 (Mercy Health Corporation of Southeastern Pennsylvania Obligated
                 Group), 6.000%, 12/15/26

______
20

   Principal                                                                              Optional Call                  Market
Amount (000)   Description                                                                  Provision*     Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

 $   2,000     Pennsylvania Economic Development Financing Authority (MacMillan              12/05 at 102      A***     $  2,240,380
                Bloedel Limited Partnership), 7.600%, 12/01/20 (Alternative
                Minimum Tax) (Pre-refunded to 12/01/05)

     1,500     Pennsylvania Intergovernmental Cooperation Authority, Special Tax              6/05 at 100       AAA        1,623,465
                Revenue Bonds (City of Philadelphia Funding Program), Series of
                1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05)

       250     Philadelphia Authority for Industrial Development, Revenue Bonds,              5/02 at 102    N/R***          261,695
                Series of 1992 (National Board of Medical Examiners Project),
                6.750%, 5/01/12 (Pre-funded to 5/01/02)

       650     City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Twelfth          No Opt. Call       AAA          727,285
                Series B, 7.000%, 5/15/20

       450     City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                   7/03 at 102    BBB***          472,347
               Fourteenth Series, 6.375%, 7/01/26 (Pre-refunded to 7/01/03)

     2,000     Philadelphia Hospitals and Higher Education Facilities Authority,             No Opt. Call   BBB+***        2,084,420
                Hospital Revenue Refunding, Pennsylvania Hospital, 6.250%, 7/01/06

       500     St. Mary Hospital Authority, Hospital Revenue Bonds, Series 1992A              7/02 at 102       AAA          523,915
                (Franciscan Health System/St. Mary Hospital of Langhorne, Inc.),
                6.500%, 7/01/12 (Pre-refunded to 7/01/02)

       935     The Municipal Authority of the Borough of West View (Allegheny                No Opt. Call       AAA        1,203,055
                County), Special Obligation Bond Series of 1985A, 9.500%, 11/15/14
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.5%

       765     Greater Lebanon Refuse Authority, Lebanon County, Solid Waste Revenue         11/02 at 100        A-          778,189
                Bonds, Series of 1992, 7.000%, 11/15/04

     1,500     Lawrence County Industrial Development Authority, Pollution Control            9/01 at 102      Baa2        1,540,380
                Revenue Refunding, Pennsylvania Power Company -- New Castle Project,
                Series A, 7.150%, 3/01/17

       550     Lehigh County Industrial Development Authority, Pollution Control              8/05 at 102       AAA          550,099
                Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power and
                Light Company Project), 6.150%, 8/10/29

     1,000     Northampton County Industrial Development Authority, Pollution                 7/05 at 102       AAA        1,004,780
                Control Revenue Refunding Bonds, 1995 Series A (Metropolitan
                Edison Company Project), 6.100%, 7/15/21

               City of Philadelphia, Gas Works Revenue Bonds, Fourteenth Series:
     2,000      6.375%, 7/01/14                                                               7/03 at 102       AAA        2,077,920
       950      6.375%, 7/01/26                                                               7/03 at 102       BBB          936,870
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 4.2%

     2,000     Allegheny County Sanitary Authority, Sewer Revenue Bonds, Series of           12/07 at 102       AAA        1,829,860
                1997, 5.375%, 12/01/24

       950     Luzerne County Industrial Development Authority, Exempt Facilities            12/02 at 102         A          996,910
                Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water Company
                Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

     1,500     Luzerne County Industrial Development Authority, Exempt Facilities            12/04 at 102       AAA        1,603,140
                Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and
                 Water Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

       795     South Wayne County Water and Sewer Authority, Pennsylvania, Sewer              4/02 at 102       N/R          828,570
                Revenue Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
 $ 149,830     Total Investments (cost $128,867,146) - 98.2%                                                             122,585,044
===============---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                                        2,248,845
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $124,833,889
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

____
21

                      Portfolio of Investments

                      Nuveen Flagship Virginia Municipal Bond Fund
                      May 31, 2000

   Principal                                                                     Optional Call                           Market
Amount (000)       Description                                                    Provisions*       Ratings**             Value
--------------------------------------------------------------------------------------------------------------------------------
                   Basic Materials - 6.1%

   $   2,500       Industrial Development Authority of the County of Bedford,     2/08 at 102            Baa2     $    2,112,500
                     Industrial Development Refunding Revenue Bonds (Nekoosa
                     Packaging Corporation), Series 1998, 5.600%, 12/01/25
                     (Alternative Minimum Tax)

       2,000       Industrial Development Authority of the County of Bedford,    12/09 at 101            Baa2          1,865,980
                     Industrial Development Refunding Revenue Bonds (Nekoosa
                     Packaging Corporation), Series 1999, 6.300%, 12/01/25
                     (Alternative Minimum Tax)

       2,000       Industrial Development Authority of Covington, Alleghany       9/04 at 102              A3          2,061,540
                     County, Pollution Control Facilities Refunding Revenue
                     Bonds (Westvaco Corporation Project), Series 1994,
                     6.650%, 9/01/18

       3,545       Industrial Development Authority of the Isle of Wight          4/04 at 102              A3          3,489,982
                     County, Solid Waste Disposal Facilities Revenue Bonds
                     (Union Camp Corporation Project), Series 1994, 6.550%,
                     4/01/24 (Alternative Minimum Tax)

       3,000       Industrial Development Authority of the Isle of Wight          5/07 at 102            BBB+          2,787,270
                     County, Solid Waste Disposal Facilities Revenue Bonds
                     (Union Camp Corporation Project), Series 1997, 6.100%,
                     5/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   Capital Goods - 1.8%

       2,250       Industrial Development Authority of the County of Charles     No Opt. Call             BBB          1,906,313
                     City, Solid Waste Disposal Facility Revenue Refunding
                     Bonds (USA Waste of Virginia, Inc. Project), Series
                     1999, 4.875%, 2/01/09 (Alternative Minimum Tax)

       2,000       Industrial Development Authority of the County of Henrico,    No Opt. Call             BB-          1,639,480
                     Solid Waste Disposal Revenue Bonds, Series 1996A
                     (Browning - Ferris Industries of South Atlantic, Inc.
                     Project), 5.450%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.2%

         500    Industrial Development Authority of the County of James City,     4/07 at 101              A+            485,185
                  Sewage and Solid Waste Disposal Facilities Revenue Bonds,
                  Series 1997 (Anheuser Busch Project), 6.000%, 4/01/32
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.3%

       2,000    Industrial Development Authority of the City of Alexandria,       1/09 at 101              A1          1,951,220
                  Educational Facilities Revenue Bonds (Episcopal High School),
                  Series 1999, 5.875%, 1/01/29

                Industrial Development Authority of Danville, Student Housing
                Revenue Bonds (Collegiate Housing Foundation - Averett
                College Project), Series 1999A:
         680      6.875%, 6/01/20                                                 6/09 at 102             N/R             649,298
       1,910      7.000%, 6/01/30                                                 6/09 at 102             N/R           1,816,677

         500    Medical College of Hampton Roads, General Revenue Refunding      11/01 at 102              A-             520,605
                  Bonds, Series 1991A, 6.875%, 11/15/16

                Industrial Development Authority of Loudoun County,
                University Facilities Revenue Refunding Bonds (The George
                Washington University), Series of 1992:
         500      6.250%, 5/15/12                                                 5/02 at 102              A1             511,460
       2,225      6.250%, 5/15/22                                                 5/02 at 102              A1           2,223,598

       1,000    City of Portsmouth, Virginia, Golf Course System Revenue          5/07 at 102              AA             836,510
                  Bonds, Series 1998, 5.000%, 5/01/23

       2,000    Prince William County Park Authority, Park Facilities Revenue    10/09 at 101              A3           1,917,400
                  Refunding and Improvement Bonds, Series 1999, 6.000%,
                  10/15/28

       1,250    Industrial Development Authority of Rockingham County,           10/03 at 102            Baa3           1,163,300
                  Educational Facilities Revenue Bonds (Bridgewater
                  College), Series 1993, 6.000%, 10/01/23

                   _______

   Principal                                                                         Optional Call                       Market
Amount (000) Description                                                              Provisions*       Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

             Staunton Industrial Development Authority, Educational Facilities
             Revenue Bonds (Mary Baldwin College):
 $    350      5.900%, 11/01/03                                                         No Opt. Call        N/R      $    346,906
      370      6.000%, 11/01/04                                                         No Opt. Call        N/R           366,385

      750    Virginia College Building Authority, Educational Facilities Revenue         1/02 at 102        AAA           780,270
               Refunding (Washington and Lee University Project), 6.400%, 1/01/12

      800    Virginia College Building Authority, Educational Facilities Revenue Bonds   5/02 at 102          A           838,472
               (Randolph-Macon College Project), Series of 1992, 6.625%, 5/01/13

    2,000    Virginia College Building Authority, Educational Facilities Revenue        10/02 at 102       BBB+         2,049,200
               Refunding Bonds (Roanoke College Project), 6.625%, 10/15/12

    3,250    Virginia College Building Authority, Educational Facilities Revenue         4/03 at 102         A+         3,226,763
               Refunding Bonds (Hampton University Project), Series of 1993,
               5.750%, 4/01/14

    2,000    Virginia College Building Authority, Educational Facilities Revenue        No Opt. Call        AAA         1,802,460
               Bonds (The Washington and Lee University Project), Series 1998,
               5.250%, 1/01/31

      420    Virginia College Building Authority, Educational Facilities Revenue         1/04 at 102         AA           421,268
               Bonds (The Washington and Lee University Project), Series 1994,
               5.750%, 1/01/14

    1,250    Virginia College Building Authority, Educational Facilities Revenue and     7/08 at 101         AA         1,057,775
               Refunding Bonds (Marymount University Project), Series 1998,
               5.125%, 7/01/28

             Industrial Development Authority of the City of Winchester, Educational
               Facilities First Mortgage Revenue Bonds (Shenandoah University
               Project), Series 1994:
      180      6.700%, 10/01/14                                                         10/04 at 102         AA           188,030
       95      6.750%, 10/01/19                                                         10/04 at 102         AA            99,917

------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 9.1%

    1,125    Industrial Development Authority of Albemarle County, Health Services      10/02 at 102        N/R         1,177,493
               Revenue Bonds (The University of Virginia Health Services Foundation),
               Series 1992, 6.500%, 10/01/22

    2,060    Industrial Development Authority of Albemarle County, Hospital Refunding   10/03 at 102         A2         2,059,815
               Revenue Bonds (Martha Jefferson Hospital), Series 1993, 5.875%,
               10/01/13

    2,000    Industrial Development Authority of the City of Fredericksburg, Hospital    6/07 at 102        AAA         1,767,440
               Facilities Revenue Refunding Bonds (MediCorp Health System Obligated
               Group), Series 1996, 5.250%, 6/15/23

    1,110    Industrial Development Authority of the County of Giles, Exempt Facility   12/05 at 102        BBB           972,305
               Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%,
               12/01/25 (Alternative Minimum Tax)

      500    Industrial Development Authority of the City of Hampton, Hospital Revenue  11/04 at 102        Aa2           519,990
               and Refunding Bonds (Sentara Hampton General Hospital), Series 1994A,
               6.500%, 11/01/12

    3,250    Industrial Development Authority of the County of Hanover, Hospital        No Opt. Call        AAA         3,434,698
               Revenue Bonds, Series 1995 (Memorial Regional Medical Center Project
               at Hanover Medical Park) (Guaranteed by Bon Secours Health System
               Obligated Group), 6.375%, 8/15/18

    2,000    Industrial Development Authority of the County of Hanover, Hospital         8/05 at 102        AAA         1,837,920
               Revenue Bonds, Series 1995 (Bon Secours Health System Projects)
               (Guaranteed by Bon Secours Health System Obligated Group),
               Revenue Bonds, 5.500%, 8/15/25

    1,250    Industrial Development Authority of Henry County, Hospital Revenue Bonds    1/07 at 101         A+         1,201,062
               (Memorial Hospital of Martinsville and Henry County), Series 1997,
               6.000%, 1/01/27

             Industrial Development Authority of the City of Lynchburg, Healthcare
             Facilities Revenue and Refunding Bonds (Centra Health), Series 1998:
    1,000      5.200%, 1/01/23                                                           1/08 at 101         A+           840,780
    3,000      5.200%, 1/01/28                                                           1/08 at 101         A+         2,476,800

    1,900    Medical College of Virginia Hospitals Authority, General Revenue Bonds,     7/08 at 102        AAA         1,639,472
               Series 1998, 5.125%, 7/01/23

      400    Richmond Industrial Development Authority, Medical Facility Revenue Bonds,  8/00 at 100        AA-           400,632
               Richmond Metropolitan Blood Service, 7.125%, 2/01/11

     _____
     23

Portfolio of Investments

May 31, 2000

   Principal                                                                           Optional Call                        Market
Amount (000)   Description                                                               Provisions*      Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 6.4%

$    1,000     Industrial Development Authority of Arlington County, Multifamily         5/10 at 100            Aaa     $  980,430
                 Housing Revenue Bonds (Patrick Henry Apartments Project), Series 2000,
                 6.050%, 11/01/32 (Alternative Minimum Tax) (Mandatory put 11/01/20)

     1,200     Fairfax County Redevelopment and Housing Authority, FHA-Insured           9/06 at 102            AAA      1,172,244
                 Mortgage for the Elderly, Revenue Refunding Bonds, Series 1996 (Little
                 River Glen), 6.100%, 9/01/26

     3,665     Economic Development Authority of Henrico County, Beth Sholom Assisted    7/09 at 102            AAA      3,513,232
                 Living Revenue Bonds, GNMA Mortgage-Backed Securities Financing,
                 Series 1999A, 6.000%, 7/20/39

     1,000     Lynchburg Redevelopment and Housing Authority, Vistas Revenue Bonds -     4/10 at 102            AAA        975,440
                 GNMA Mortgage- Backed Securities Financing, Series 2000A, 6.200%,
                 1/20/40 (Alternative Minimum Tax)

     2,000     Newport News Redevelopment and Housing Authority, Mortgage Revenue        1/02 at 102            AAA      2,023,460
                 Refunding, West Apartments, Series A, 6.550%, 7/01/24

       480     Suffolk Redevelopment and Housing Authority, Multifamily Housing          7/02 at 104           Baa2        500,467
                 Revenue Refunding Bonds, Series 1994 (Chase Heritage at Dulles Project),
                 7.000%, 7/01/24 (Mandatory put 7/01/04)

     3,000     City of Virginia Beach Development Authority, Multifamily Housing        10/14 at 102            N/R      2,879,250
                 Revenue Bonds (Residential Rental Hamptons Project), Series 1999,
                 7.500%, 10/01/39

       700     Virginia State Housing Development Authority, Multifamily Housing         5/01 at 102            AA+        720,062
                 Bonds, Series 1991F, 7.000%, 5/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.8%

        80     Puerto Rico Housing Finance Corporation, Single Family Mortgage Revenue   9/00 at 102            AAA         81,882
                 Bonds, Portfolio 1, Series B, 7.650%, 10/15/22

               Virginia State Housing Development Authority, Commonwealth Mortgage
                 Bonds, 1992 Series A:
     3,000       7.100%, 1/01/17                                                         1/02 at 102            AA+      3,078,600
     1,000       7.100%, 1/01/22                                                         1/02 at 102            AA+      1,022,980
     3,170       7.150%, 1/01/33                                                         1/02 at 102            AA+      3,237,711

     1,000     Virginia State Housing Development Authority, Commonwealth Mortgage       7/05 at 102            AA+      1,002,760
                 Bonds, Series C1, 6.300%, 7/01/25 (Alternative Minimum Tax)

     2,000     Virginia State Housing Development Authority, Commonwealth Mortgage       7/05 at 102            AA+      1,977,220
                 Bonds, Series C3, 6.125%, 7/01/22 (Alternative Minimum Tax)

     6,000     Virginia State Housing Development Authority, Commonwealth Mortgage       1/08 at 102            AA+      5,312,460
                 Bonds, 1996 Series G-, Subseries G-1, 5.300%, 1/01/22 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

       715     Industrial Development Authority of Albemarle County, Mortgage Revenue    1/01 at 103           N/R         743,335
                 Refunding Bonds, Series 1986A (H.C.M.F.XV-FHA-Insured Project),
                 8.900%, 7/15/26

     1,000     Health Center Commission for the County of Chesterfield, Mortgage        12/06 at 102           AAA         969,180
                 Bonds (GNMA Revenue Collateralized - Lucy Corr Nursing Home Project),
                 Series 1996, 5.875%, 12/01/21

       500     Fairfax County Redevelopment and Housing Authority, Multifamily          12/06 at 103           AAA         482,150
                 Housing Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Paul
                 Spring Retirement Center), Series 1996 A, 6.000%, 12/15/28

       500     Front Royal and Warren County Industrial Development Authority, Revenue   7/00 at 106             A         531,555
                 Bonds (Heritage Hall XIII), Series 1986, 9.450%, 7/15/24

     1,190     Industrial Development Authority of the County of Henrico, Nursing        7/03 at 102           AAA       1,160,631
                 Facility Insured - Mortgage Refunding Revenue Bonds (Cambridge Manor
                 Nursing Home), Series 1993, 5.875%, 7/01/19

     1,000     Northern Virginia Health Center Commission, Nursing Home Mortgage         7/08 at 102           AAA         832,600
                 Revenue Refunding Bonds (Birmingham Green Project), Series 1998,
                 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.1%

     1,685     The City of Hampton, Virginia, Public Improvement Bonds of 2000           2/10 at 102            AA       1,701,024
                 (General Obligation Bonds), 6.000%, 2/01/20

     1,500     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,    7/07 at 100             A       1,365,600
                 7/01/25

     2,575     Commonwealth of Puerto Rico, Public Improvement Bonds of 1994, 6.450%,    7/04 at 102           AAA       2,767,018
                 7/01/17

     2,505     City of Richmond, Virginia, General Obligation Public Improvement Bonds,  7/03 at 102            AA       2,347,786
                 Series 1993B, 5.500%, 7/15/23

_______
24

   Principal                                                                               Optional Call                    Market
Amount (000)  Description                                                                    Provisions*      Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 11.6%

$ 2,000       Industrial Development Authority of Brunswick County, Correctional              7/06 at 102         AAA     $1,921,780
                Facility Lease Revenue Bonds, Series 1996, 5.500%, 7/01/17

    860       Fairfax County Economic Development Authority, Parking Revenue Bonds            9/09 at 102          AA        867,964
                (Vienna II Metrorail Station Project), 1999 First Series, 6.000%,
                9/01/18

  1,000       Greater Richmond Convention Center Authority, Hotel Tax Revenue Bonds           6/10 at 101          A-      1,003,350
                (Convention Center Expansion Project), Series 2000, 6.125%, 6/15/20

  2,000       Hampton Roads Regional Jail Authority, Regional Jail Facility Revenue           7/06 at 102         AAA      1,869,740
                Bonds, Series 1996A, 5.500%, 7/01/24

  2,000       Industrial Development Authority of the County of Henrico, Public               8/05 at 102          AA      2,196,080
                Facility Lease Revenue Bonds (Henrico County Regional Jail Project),
                Series 1994, 7.000%, 8/01/13

    750       Loudoun County, Virginia, Certificates of Participation, Series E,             No Opt. Call         AAA        831,848
                7.200%, 10/01/10

  1,000       Middlesex County Industrial Development Authority, Lease Revenue Bonds,         8/09 at 102         AAA      1,002,240
                School Facilities Project, Series 1999, 6.000%, 8/01/24

    675       Norfolk Redevelopment and Housing Authority, Educational Facility              11/09 at 102         AA+        642,128
                Revenue Bonds (State Board for Community Colleges - Tidewater
                Community College Downtown Campus), Series of 1999, 5.500%, 11/01/19

  1,500       Peninsula Airport Commission, Airport Improvement, 7.300%, 7/15/21              7/01 at 102          AA      1,563,195
                (Alternative Minimum Tax)

              Prince William County Industrial Development Authority, Lease Revenue,
                ATCC Project:
  2,000         6.000%, 2/01/14                                                               2/06 at 102          A2      1,938,240
  1,000         6.000%, 2/01/18                                                               2/06 at 102          A2        943,810

  2,250       Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,        7/16 at 100           A      2,059,043
                Series Y of 1996, 5.500%, 7/01/36

              Puerto Rico Highway and Transportation Authority, Transportation Revenue
                Bonds, Series B:
  1,500         5.750%, 7/01/16 (WI)                                                          7/10 at 101         AAA      1,511,535
  1,000         5.750%, 7/01/19 (WI)                                                          7/10 at 101         AAA        994,790

  2,000       Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands         10/10 at 101        BBB-      1,998,560
                Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

  1,000       Commonwealth Transportation Board, Transportation Revenue Refunding             5/07 at 101         Aa1        902,320
                Bonds, Series 1997C (U.S. Route 58 Corridor Development Program),
                5.125%, 5/15/19

  1,000       Virginia Public School Authority, School Financing Bonds, Series 1994 A,        8/04 at 102         Aa1      1,039,010
                6.200%, 8/01/13
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 8.5%

  1,000       Capital Region Airport Commission, Richmond (Virginia), International           7/05 at 102         AAA        948,530
                Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/25

    750       Charlottesville-Albemarle Airport Authority, Airport Revenue Refunding         12/05 at 102         BBB        732,533
                Bonds, Series 1995, 6.125%, 12/01/13 (Alternative Minimum Tax)

  1,250       City of Chesapeake, Virginia, Chesapeake Expressway Toll Road Revenue           7/09 at 101        Baa2      1,160,150
                Bonds, Series 1999A, 5.625%, 7/15/19

              Loudoun County Industrial Development Authority, Air Cargo Facility
              Revenue, Washington Dulles Air Cargo:
  3,000         7.000%, 1/01/09 (Alternative Minimum Tax)                                     1/01 at 102         N/R      3,009,900
    600         6.500%, 1/01/09 (Alternative Minimum Tax)                                     1/06 at 102         N/R        585,924

  1,000       Metropolitan Washington D.C. Airports Authority, Airport System Revenue        10/04 at 102         AAA        963,380
                Bonds, Series 1994A, 5.750%, 10/01/20 (Alternative Minimum Tax)

    900       Metropolitan Washington D.C. Apartments Authority, General Airport             10/07 at 101         AA-        817,092
                Revenue, Series B, 5.500%, 10/01/23 (Alternative Minimum Tax)

              Pocahontas Parkway Association, Route 895 Connector Toll Road
              Revenue Bonds, Senior Current Interest, Series 1998A:
  5,000         0.000%, 8/15/16                                                          8/08 at 64 13/16        BBB-      1,531,750
  5,500         5.500%, 8/15/28                                                               8/08 at 102        BBB-      4,363,590

     ______
     25

               Portfolio of Investments

               May 31, 2000

   Principal                                                                               Optional Call                    Market
Amount (000)       Description                                                               Provisions*      Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                   Transportation (continued)

   $  2,250        Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996       6/06 at 102           Baa2   $2,136,713
                     Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                     (Alternative Minimum Tax)

      1,000        Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,      7/07 at 101            AAA      915,900
                     5.500%, 7/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed - 14.4%

      1,000        Town of Abingdon, Virginia, General Obligation Capital Improvement        8/02 at 102          A2***    1,045,040
                     Bonds, Series 1992, 6.250%, 8/01/12 (Pre-refunded to 8/01/02)

      1,000        Blacksburg-Virginia Polytechnic Institute Sanitation Authority, Sewer    11/02 at 102           A***    1,045,470
                     System Revenue Bonds, Series of 1992, 6.250%, 11/01/12 (Pre-refunded to 11/01/02)

        750        Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue     7/01 at 102            AAA      777,630
                     Bonds, Refunding Series 1991, 6.375%, 7/01/22 (Pre-refunded to
                     7/01/01)

      1,000        Industrial Development Authority of Covington-Alleghany County,           4/02 at 102         N/R***    1,044,430
                     Hospital Facility Revenue Bonds (Alleghany Regional Hospital), Series
                     1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

        730        City of Danville, Virginia, General Improvement Bonds of Fiscal Year      5/02 at 102          A3***      763,456
                     1991-1992, 6.500%, 5/01/12 (Pre-refunded to 5/01/02)

      1,325        Fairfax County Redevelopment and Housing Authority, Revenue Bonds,        6/02 at 102         N/R***    1,414,623
                     1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18 (Pre-refunded to
                     6/15/02)

        150        Fairfax County Water Authority, Water Refunding Revenue Bonds, Series     4/07 at 102            AAA      158,795
                     1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

        995        Henrico County, Virginia, Water and Sewer System Refunding Revenue        5/02 at 100         Aa2***    1,017,994
                     Bonds, Series 1992, 6.250%, 5/01/13 (Pre-refunded to 5/01/02)

        250        Martinsville Industrial Development Authority, Hospital Facility          1/01 at 100          A2***      253,135
                     Revenue, Memorial Hospital Martinsville and Henry, 7.000%, 1/01/11
                     (Pre-refunded to 1/01/01)

      2,000        Peninsula Ports Authority, Health Care Facilities Revenue Refunding       8/06 at 100        BBB+***    2,165,200
                     (Mary Immaculate Project), 7.000%, 8/01/17 (Pre-refunded to 8/01/06)

      2,080        Peninsula Ports Authority of Virginia, Health System Revenue and          7/02 at 102         Aa2***    2,182,877
                     Refunding Bonds (Riverside Health System Project), Series 1992-A,
                     6.625%, 7/01/18 (Pre-refunded to 7/01/02)

      2,250        Industrial Development Authority of the County of Prince William,        10/05 at 102            Aaa    2,466,158
                     Hospital Facility Revenue Bonds (Potomac Hospital Corporation of
                     Prince William), Series 1995, 6.850%, 10/01/25 (Pre-refunded to
                     10/01/05)

      2,500        Prince William County Park Authority, Revenue Bonds, Series 1994,        10/04 at 102        BBB+***    2,700,625
                     6.875%, 10/15/16 (Pre-refunded to 10/15/04)

      1,000        Prince William County Service Authority, Water and Sewer System           7/01 at 100            AAA    1,013,900
                     Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to 7/01/01)

      1,500        Richmond Redevelopment and Housing Authority, Project Revenue Bonds       3/05 at 102            AAA    1,624,080
                     (1994 Old Manchester Project), Series 1994, 6.800%, 3/01/15
                     (Pre-refunded to 3/01/05)

      2,260        City of Virginia Beach Development Authority, Hospital Revenue Bonds     11/01 at 102          AA***    2,347,982
                     (Sentara Bayside Hospital), Series 1991, 6.300%, 11/01/21
                     (Pre-refunded to 11/01/01)

                   Virginia College Building Authority, Educational Facilities Revenue,
                   Marymount University Project:
      1,000          7.000%, 7/01/12 (Pre-refunded to 7/01/02)                               7/02 at 102         N/R***    1,055,560
      1,400          7.000%, 7/01/22 (Pre-refunded to 7/01/02)                               7/02 at 102         N/R***    1,477,784

        580        Virginia College Building Authority, Educational Facilities Revenue       1/04 at 102            AAA      601,762
                     Bonds (The Washington and Lee University Project), Series of 1994,
                     5.750%, 1/01/14 (Pre-refunded to 1/01/04)

      1,000        Virginia Resources Authority, Water and Sewer System Revenue Bonds,      10/07 at 100          AA***    1,020,690
                     1995 Series A (Sussex County Project), 5.600%, 10/01/25 (Pre-refunded to 10/01/07)

                   Industrial Development Authority of the City of Winchester,
                   Educational Facilities First Mortgage Revenue Bonds (Shenandoah
                   University Project), Series 1994:
      1,620          6.700%, 10/01/14 (Pre-refunded to 10/01/04)                            10/04 at 102          AA***    1,741,937
        680          6.750%, 10/01/19 (Pre-refunded to 10/01/04)                            10/04 at 102          AA***      732,489

____
26

   Principal                                                                       Optional Call                           Market
Amount (000)       Description                                                       Provisions*    Ratings**               Value
---------------------------------------------------------------------------------------------------------------------------------
                   Utilities - 5.7%

   $  2,110        Halifax County Industrial Development Authority (Old             12/02 at 102       A+           $  2,136,016
                    Dominion Electric Cooperative), 6.500%, 12/01/12
                    (Alternative Minimum Tax)

      2,500        Mecklenburg County Industrial Development Authority,              5/01 at 102      Aa3              2,536,350
                    Exempt Facility, Mecklenburg Cogeneration Project,
                    Series 1991A, 7.350%, 5/01/08 (Alternative Minimum Tax)

      1,500        City of Richmond, Virginia, Public Utility Revenue                1/08 at 101      AAA              1,306,635
                    and Refunding Bonds, Series 1998A, 5.125%, 1/15/28

      1,000        Industrial Development Authority of Russell County,              11/00 at 102     Baa1              1,026,330
                    Pollution Control Revenue Bonds (Appalachian Power
                    Company Project), Series G, 7.700%, 11/01/07

      1,500        Southeastern Public Service Authority of Virginia,                7/03 at 102       A-              1,442,130
                    Senior Revenue Bonds, Series 1993 (Regional Solid
                    Waste System), 6.000%, 7/01/13 (Alternative Minimum
                    Tax)

      1,000        Virginia State Resource Authority, Solid Waste Disposal          11/02 at 102       AA              1,048,260
                    System Revenue, Series B, 6.750%, 11/01/12

      1,960        Virginia Resources Authority, Solid Waste Disposal System         4/05 at 102       AA              1,883,972
                    Revenue Bonds, (County of Prince William, Virginia -
                    Refunding), 1995 Series A, 5.500%, 4/01/15
---------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 10.0%

      1,000        Fairfax County Water Authority, Water Refunding Revenue          No Opt. Call      AAA                882,430
                    Bonds, Series 1997, 5.000%, 4/01/21

      2,045        Fairfax County Water Authority, Water Refunding Revenue           4/07 at 102      AAA              2,053,834
                    Bonds, Series 1992, 6.000%, 4/01/22

      1,000        Frederick-Winchester Service Authority, Regional Sewer           10/03 at 102      AAA              1,000,140
                    System Refunding Revenue Bonds, Series 1993, 5.750%,
                    10/01/15

      1,505        Henrico County, Virginia, Water and Sewer System                  5/02 at 100      Aa2              1,529,411
                    Refunding Revenue Bonds, Series 1992, 6.250%, 5/01/13

      1,500        Leesburg, Virginia, Utility System Revenue Refunding,             7/07 at 102      AAA              1,331,415
                    5.125%, 7/01/22

      1,000        Loudoun County Sanitation Authority, Water and Sewer              1/03 at 102      AAA              1,023,590
                    System Revenue Bonds, Refunding Series 1992, 6.250%,
                    1/01/16

      1,000        Loudoun County Sanitation Authority, Water and Sewer              1/07 at 102      AAA                871,680
                    System Revenue Bonds, Refunding Series 1996, 5.125%,
                    1/01/26

      4,000        Prince William County Service Authority, Water and Sewer          7/08 at 101      AAA              3,238,720
                    System Refunding Revenue Bonds, Series 1997, 4.750%,
                    7/01/29

      1,000        County of Spotsylvania, Virginia, Water and Sewer System          6/07 at 102      AAA                916,410
                    Revenue Bonds, Series of 1997, 5.400%, 6/01/27

      3,500        Upper Occoquan Sewage Authority, Regional Sewerage System         1/04 at 102      AAA              3,044,612
                    Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

        750        City of Virginia Beach, Virginia, Storm Water Utility             9/10 at 101      Aa3                754,770
                    Revenue Bonds, Series 2000, 6.000%, 9/01/20

      1,000        Virginia Resources Authority, Sewer System Revenue Bonds,        10/05 at 102       AA                981,400
                    1995 Series A (Hopewell Regional Wastewater Treatment
                    Facility Project), 6.000%, 10/01/25 (Alternative Minimum
                    Tax)

      1,000        Virginia Resources Authority, Clean Water State Revolving        10/10 at 100      AAA                967,830
                    Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

      1,500        Virginia Resources Authority, Water System Refunding Revenue      4/02 at 100       AA              1,505,250
                    Bonds, 1992 Series A, 6.125%, 4/01/19
---------------------------------------------------------------------------------------------------------------------------------
   $209,610        Total Investments (cost $202,000,749) - 99.3%                                                     199,407,145
==============-------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 0.7%                                                                1,494,714
     ----------------------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                $200,901,859
     ============================================================================================================================

                   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                   *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                   N/R  Investment is not rated.

                   (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

     ___
     27

Statement of Net Assets
May 31, 2000

                                                                      Maryland            Pennsylvania               Virginia
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                $ 70,396,268          $ 122,585,044            $ 199,407,145
Cash                                                                     591,264                416,961                  639,890
Receivables:
     Interest                                                          1,545,805              2,283,863                3,834,489
     Investments sold                                                    360,000                     --                       --
     Shares sold                                                          80,920                 37,133                  382,194
Other assets                                                               1,761                  2,594                    4,841
---------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                   72,976,018            125,325,595              204,268,559
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
     Investments purchased                                             1,000,514                     --                2,488,484
     Shares redeemed                                                     186,057                 79,142                  279,754
Accrued expenses:
     Management fees                                                      33,248                 58,184                   92,436
     12b-1 distribution and service fees                                  10,380                 21,684                   38,718
     Other                                                                44,555                 69,797                   79,186
Dividends payable                                                        184,682                262,899                  388,122
---------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                               1,459,436                491,706                3,366,700
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $ 71,516,582          $ 124,833,889            $ 200,901,859
=================================================================================================================================
Class A Shares
Net assets                                                          $ 22,693,543          $  55,564,294            $ 125,522,138
Shares outstanding                                                     2,375,463              5,921,425               12,422,058
Net asset value and redemption price per share                      $       9.55          $        9.38            $       10.10
Offering price per share (net asset value per share plus maximum
     sales charge of 4.20% of offering price)                       $       9.97          $        9.79            $       10.54
=================================================================================================================================
Class B Shares
Net assets                                                          $  4,693,623          $   7,809,365            $  10,712,983
Shares outstanding                                                       490,719                830,577                1,061,067
Net asset value, offering and redemption price per share            $       9.56          $        9.40            $       10.10
=================================================================================================================================
Class C Shares
Net assets                                                          $  5,289,503          $   9,672,488            $  14,263,349
Shares outstanding                                                       553,574              1,032,063                1,412,864
Net asset value, offering and redemption price per share            $       9.56          $        9.37            $       10.10
=================================================================================================================================
Class R Shares
Net assets                                                          $ 38,839,913          $  51,787,742            $  50,403,389
Shares outstanding                                                     4,055,754              5,522,232                4,992,500
Net asset value, offering and redemption price per share            $       9.58          $        9.38            $       10.10
=================================================================================================================================

                                 See accompanying notes to financial statements.

____
28

Statement of Operations
Year Ended May 31, 2000

                                                                              Maryland      Pennsylvania         Virginia
--------------------------------------------------------------------------------------------------------------------------
Investment Income                                                          $ 4,322,378      $  8,605,785     $ 12,951,484
--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                401,990           765,033        1,161,710
12b-1 service fees - Class A                                                    44,551           127,092          265,779
12b-1 distribution and service fees - Class B                                   45,557            79,623          104,589
12b-1 distribution and service fees - Class C                                   39,364            88,264          121,995
Shareholders' servicing agent fees and expenses                                138,509           289,437          314,712
Custodian's fees and expenses                                                   51,981           126,062           75,067
Trustees' fees and expenses                                                      2,842             4,905            6,773
Professional fees                                                               17,536            15,000           19,717
Shareholders' reports - printing and mailing expenses                           45,780            75,768          107,246
Federal and state registration fees                                             15,280            11,010            7,791
Other expenses                                                                   2,940             7,926           14,979
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement           806,330         1,590,120        2,200,358
  Custodian fee credit                                                          (9,385)           (8,774)         (14,658)
  Expense reimbursement                                                         (4,922)          (30,869)              --
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                   792,023         1,550,477        2,185,700
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        3,530,355         7,055,308       10,765,784
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                         (133,210)       (2,184,740)      (1,199,801)
Net change in unrealized appreciation or depreciation of investments        (6,186,321)      (12,873,456)     (15,783,991)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (6,319,531)      (15,058,196)     (16,983,792)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $(2,789,176)     $ (8,002,888)    $ (6,218,008)
==========================================================================================================================


                                 See accompanying notes to financial statements.

____
29

Statement of Changes in Net Assets

                                                                                             Maryland
                                                                                --------------------------------
                                                                                 Year Ended          Year Ended
                                                                                    5/31/00             5/31/99
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $ 3,530,355         $ 3,372,749
Net realized gain (loss) from investment transactions                              (133,210)            571,636
Net change in unrealized appreciation or depreciation of investments             (6,186,321)         (1,379,409)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            (2,789,176)          2,564,976
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                        (1,114,109)           (887,278)
  Class B                                                                          (202,001)           (136,626)
  Class C                                                                          (230,911)           (133,784)
  Class R                                                                        (2,110,443)         (2,124,331)
From accumulated net realized gains from investment transactions:
  Class A                                                                           (72,058)                 --
  Class B                                                                           (14,450)                 --
  Class C                                                                           (19,350)                 --
  Class R                                                                          (129,495)                 --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (3,892,817)         (3,282,019)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                 10,391,474          12,748,209
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                                   2,443,251           2,071,522
----------------------------------------------------------------------------------------------------------------
                                                                                 12,834,725          14,819,731
Cost of shares redeemed                                                          (9,960,427)         (5,741,563)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                2,874,298           9,078,168
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (3,807,695)          8,361,125
Net assets at the beginning of year                                              75,324,277          66,963,152
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $71,516,582         $75,324,277
================================================================================================================
Undistributed (Over-distribution of) net investment income at
  the end of year                                                               $   (18,322)        $   108,787
================================================================================================================


                                 See accompanying notes to financial statements.

____
30

                                                                         Pennsylvania                        Virginia
                                                                 ---------------------------        ----------------------------
                                                                   Year Ended     Year Ended          Year Ended     Year Ended
                                                                      5/31/00        5/31/99             5/31/00        5/31/99
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $  7,055,308   $  7,397,713        $ 10,765,784   $ 10,539,789
Net realized gain (loss) from investment transactions              (2,184,740)       395,831          (1,199,801)       944,358
Net change in unrealized appreciation or depreciation
  of investments                                                  (12,873,456)    (2,967,385)        (15,783,991)    (3,060,934)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              (8,002,888)     4,826,159          (6,218,008)     8,423,213
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                          (3,311,810)    (3,437,714)         (6,735,183)    (6,603,088)
  Class B                                                            (371,439)      (227,324)           (475,209)      (288,055)
  Class C                                                            (548,538)      (503,249)           (736,607)      (739,016)
  Class R                                                          (3,003,937)    (3,234,496)         (2,815,774)    (2,930,514)
From accumulated net realized gains from investment
  transactions:
  Class A                                                            (174,845)      (380,650)           (102,910)      (354,974)
  Class B                                                             (22,402)       (30,257)             (8,890)       (18,678)
  Class C                                                             (32,580)       (63,063)            (12,805)       (44,664)
  Class R                                                            (143,869)      (342,018)            (40,585)      (150,604)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (7,609,420)    (8,218,771)        (10,927,963)   (11,129,593)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                   17,365,908     26,410,992          29,799,556     33,800,119
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                  3,450,856      3,885,514           4,791,847      5,206,747
--------------------------------------------------------------------------------------------------------------------------------
                                                                   20,816,764     30,296,506          34,591,403     39,006,866
Cost of shares redeemed                                           (33,412,958)   (12,419,924)        (40,310,618)   (24,787,027)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
  share transactions                                              (12,596,194)    17,876,582          (5,719,215)    14,219,839
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             (28,208,502)    14,483,970         (22,865,186)    11,513,459
Net assets at the beginning of year                               153,042,391    138,558,421         223,767,045    212,253,586
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $124,833,889   $153,042,391        $200,901,859   $223,767,045
================================================================================================================================
Undistributed (Over-distribution of) net investment
  income at the end of year                                      $   (179,299)  $      1,117        $      6,276   $      3,265
================================================================================================================================


                                 See accompanying notes to financial statements.

____
31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Flagship Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Maryland and Virginia had outstanding when-issued purchase commitments of $1,000,514 and $2,488,484, respectively. There were no such outstanding purchase commitments in Pennsylvania.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

____
32

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                Maryland
                                                                      -------------------------------------------------------------
                                                                                Year Ended                      Year Ended
                                                                                 5/31/00                          5/31/99
                                                                      -----------------------------   -----------------------------
                                                                       Shares            Amount          Shares           Amount
---------------------------------------------------------------------------------------------------   -----------------------------
Shares sold:
     Class A                                                             506,598       $ 5,002,271       577,632        $ 6,112,774
     Class B                                                             156,732         1,560,919       235,116          2,495,746
     Class C                                                             271,137         2,702,363       187,416          1,988,761
     Class R                                                             113,972         1,125,921       203,056          2,150,928

Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                              80,276           790,157        57,622            611,952
     Class B                                                               9,876            97,310         5,480             58,201
     Class C                                                              14,320           140,701         8,572             91,026
     Class R                                                             143,307         1,415,083       123,134          1,310,343
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       1,296,218        12,834,725     1,398,028         14,819,731
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                            (323,400)       (3,169,490)     (173,380)        (1,842,288)
     Class B                                                            (127,991)       (1,253,676)       (9,376)           (99,303)
     Class C                                                            (122,845)       (1,202,027)      (51,865)          (546,993)
     Class R                                                            (438,214)       (4,335,234)     (305,927)        (3,252,979)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      (1,012,450)       (9,960,427)     (540,548)        (5,741,563)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                             283,768       $ 2,874,298       857,480        $ 9,078,168
====================================================================================================================================

____
33

                                                                                              Pennsylvania
                                                                   ----------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                                5/31/00                          5/31/99
                                                                   -----------------------------   --------------------------------
                                                                     Shares           Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                       1,013,516       $  9,991,369      1,042,066      $  11,085,436
     Class B                                                         290,039          2,862,196        556,149          5,925,032
     Class C                                                         220,924          2,196,164        466,677          4,965,788
     Class R                                                         238,691          2,316,179        417,495          4,434,736
Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                         123,938          1,213,955        127,403          1,358,196
     Class B                                                          11,535            112,807          6,887             73,512
     Class C                                                          14,780            144,545         14,586            155,250
     Class R                                                         202,211          1,979,549        215,836          2,298,556
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   2,115,634         20,816,764      2,847,099         30,296,506
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                      (1,996,832)       (19,336,504)      (549,431)        (5,838,055)
     Class B                                                        (231,806)        (2,229,751)       (48,814)          (522,051)
     Class C                                                        (465,132)        (4,470,414)       (54,534)          (578,008)
     Class R                                                        (763,147)        (7,376,289)      (516,487)        (5,481,810)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  (3,456,917)       (33,412,958)    (1,169,266)       (12,419,924)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           (1,341,283)      $(12,596,194)     1,677,833      $  17,876,582
===================================================================================================================================

                                                                                               Virginia
                                                                   ----------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                                5/31/00                          5/31/99
                                                                   -----------------------------   --------------------------------
                                                                     Shares           Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                       2,164,715       $ 22,431,378      1,781,027      $  19,736,719
     Class B                                                         306,597          3,203,383        605,747          6,716,554
     Class C                                                         206,567          2,151,419        421,265          4,668,341
     Class R                                                         193,907          2,013,376        241,908          2,678,505
Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                         253,150          2,629,496        261,217          2,903,901
     Class B                                                          21,372            221,411         14,259            158,363
     Class C                                                          20,704            215,113         23,019            255,663
     Class R                                                         166,257          1,725,827        169,963          1,888,820
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,333,269         34,591,403      3,518,405         39,006,866
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                      (2,703,468)       (27,830,084)    (1,444,306)       (16,020,885)
     Class B                                                        (220,588)        (2,251,777)       (18,515)          (205,614)
     Class C                                                        (432,644)        (4,444,870)      (242,411)        (2,672,615)
     Class R                                                        (558,722)        (5,783,887)      (531,239)        (5,887,913)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  (3,915,422)       (40,310,618)    (2,236,471)       (24,787,027)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                             (582,153)      $ (5,719,215)     1,281,934      $  14,219,839
===================================================================================================================================

3. Distributions to Shareholders.

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:


                                      Maryland      Pennsylvania       Virginia
--------------------------------------------------------------------------------
Dividend per share:
     Class A                          $.0395         $  .0420          $  .0440
     Class B                           .0335            .0360             .0380
     Class C                           .0350            .0375             .0395
     Class R                           .0410            .0435             .0460
================================================================================

____
34

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                           Maryland    Pennsylvania        Virginia
------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities        $17,270,624     $22,233,432     $46,189,385
  Short-term municipal securities         4,465,000         800,000       4,000,000
Sales and maturities:
  Long-term municipal securities         13,381,963      37,173,753      50,493,775
  Short-term municipal securities         4,465,000         800,000       4,000,000
====================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                           Maryland    Pennsylvania        Virginia
------------------------------------------------------------------------------------
                                        $74,324,713    $130,327,647    $202,000,749
====================================================================================

At May 31, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       Pennsylvania        Virginia
------------------------------------------------------------------------------------
Expiration year:
  2008                                                 $    724,240     $ 1,222,230
====================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                Maryland    Pennsylvania        Virginia
-----------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                               $   691,433     $ 2,199,573     $ 4,121,108
  depreciation                                (4,619,878)     (9,942,176)     (6,714,712)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $(3,928,445)    $(7,742,603)    $(2,593,604)
=========================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
----------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
==================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.


____
35

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
Sales charges collected                 $ 35,061         $ 88,449     $ 131,811
Paid to authorized dealers                29,822           88,449       131,811
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
Commission advances                     $ 94,231         $ 157,829    $ 149,382
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:


                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
12b-1 fees retained                     $ 54,809         $ 88,286     $ 109,130
================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
CDSC retained                           $ 36,224         $ 66,068     $ 76,665
================================================================================

7. Composition of Net Assets

At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       Maryland          Pennsylvania           Virginia
----------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $ 75,443,765        $ 133,482,021      $ 204,711,417
Undistributed (Over-distribution of) net investment income                  (18,322)            (179,299)             6,276
Accumulated net realized gain (loss) from investment transactions          (391,363)          (2,186,731)        (1,222,230)
Net unrealized appreciation (depreciation) of investments                (3,517,498)          (6,282,102)        (2,593,604)
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $ 71,516,582        $ 124,833,889      $ 200,901,859
============================================================================================================================


____
36

                  Financial Highlights

                  Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                     Investment Operations                   Less Distributions
                              -----------------------------------      ------------------------------
MARYLAND                                            Net
                                              Realized/
                                             Unrealized
                   Beginning         Net        Invest-                   Net                             Ending
                         Net     Invest-           ment                Invest                                Net
Year Ended             Asset        ment           Gain                  ment      Capital                 Asset           Total
May 31,                Value      Income         (Loss)     Total      Income        Gains      Total      Value      Return (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000            $ 10.46    $    .47     $     (.86)   $ (.39)    $  (.49)     $  (.03)    $ (.52)    $ 9.55           (3.71)%
     1999              10.56         .49           (.11)      .38        (.48)          --       (.48)     10.46            3.65
     1998              10.25         .48            .32       .80        (.49)          --       (.49)     10.56            7.95
     1997 (d)          10.25         .16            .01       .17        (.17)          --       (.17)     10.25            1.63
     1997 (e)          10.43         .46           (.15)      .31        (.49)          --       (.49)     10.25            3.06
     1996 (e)           9.60         .48            .85      1.33        (.50)          --       (.50)     10.43           14.07
Class B (3/97)
     2000              10.47         .40           (.86)     (.46)       (.42)        (.03)      (.45)      9.56           (4.44)
     1999              10.56         .41           (.10)      .31        (.40)          --       (.40)     10.47            2.95
     1998              10.25         .41            .31       .72        (.41)          --       (.41)     10.56            7.16
     1997 (f)          10.29         .10           (.04)      .06        (.10)          --       (.10)     10.25             .83
Class C (9/94)
     2000              10.46         .42           (.86)     (.44)       (.43)        (.03)      (.46)      9.56           (4.16)
     1999              10.56         .43           (.11)      .32        (.42)          --       (.42)     10.46            3.07
     1998              10.24         .43            .32       .75        (.43)          --       (.43)     10.56            7.44
     1997 (d)          10.24         .15             --       .15        (.15)          --       (.15)     10.24            1.43
     1997 (e)          10.42         .39           (.16)      .23        (.41)          --       (.41)     10.24            2.28
     1996 (e)           9.59         .41            .84      1.25        (.42)          --       (.42)     10.42           13.24
Class R (12/91)
     2000              10.48         .49           (.85)     (.36)       (.51)        (.03)      (.54)      9.58           (3.43)
     1999              10.58         .51           (.11)      .40        (.50)          --       (.50)     10.48            3.82
     1998              10.26         .51            .32       .83        (.51)          --       (.51)     10.58            8.23
     1997 (d)          10.26         .17             --       .17        (.17)          --       (.17)     10.26            1.68
     1997 (e)          10.44         .47           (.14)      .33        (.51)          --       (.51)     10.26            3.29
     1996 (e)           9.61         .51            .84      1.35        (.52)          --       (.52)     10.44           14.33
====================================================================================================================================

                                                         Ratios/Supplemental Data
                        --------------------------------------------------------------------------
                                  Before Credit/        After           After Credit/
                                  Reimbursement    Reimbursement (b)  Reimbursement (c)
                                -----------------  -----------------  -----------------
                                            Ratio              Ratio              Ratio
                                           of Net             of Net             of Net
                                          Invest-            Invest-            Invest-
                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                Expenses   Income  Expenses   Income  Expenses   Income
                        Ending        to       to        to       to        to       to
                           Net   Average  Average   Average  Average   Average  Average  Portfolio
Year Ended              Assets       Net      Net       Net      Net       Net      Net   Turnover
May 31,                  (000)    Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
     2000           $  22,694       1.13%    4.79%    1.12%     4.79%     1.11%    4.81%        19%
     1999              22,093       1.02     4.57      .95      4.63       .95     4.64         29
     1998              17,427       1.00     4.56      .94      4.62       .94     4.62          7
     1997 (d)          12,977       1.02*    4.83*     .95*     4.90*      .95*    4.90*         3
     1997 (e)          11,788       1.12     4.67     1.00      4.79      1.00     4.79          4
     1996 (e)           6,860       1.33     4.41     1.00      4.74      1.00     4.74         17
Class B (3/97)
     2000               4,694       1.87     4.04     1.87      4.04      1.85     4.05         19
     1999               4,732       1.77     3.84     1.71      3.90      1.71     3.90         29
     1998               2,332       1.75     3.79     1.69      3.85      1.69     3.85          7
     1997 (f)             150       1.76*    3.94*    1.70*     4.00*     1.70*    4.00*         3
Class C (9/94)
     2000               5,290       1.68     4.25     1.68      4.25      1.66     4.27         19
     1999               4,089       1.57     4.03     1.51      4.10      1.50     4.10         29
     1998               2,606       1.55     4.01     1.49      4.07      1.49     4.07          7
     1997 (d)           2,103       1.57*    4.28*    1.50*     4.35*     1.50*    4.35*         3
     1997 (e)           1,985       1.87     3.93     1.75      4.05      1.75     4.05          4
     1996 (e)           1,438       2.06     3.73     1.75      4.04      1.75     4.04         17
Class R (12/91)
     2000              38,840        .92     4.98      .92      4.99       .90     5.00         19
     1999              44,411        .82     4.77      .75      4.83       .75     4.83         29
     1998              44,599        .80     4.76      .74      4.82       .74     4.82          7
     1997 (d)          43,306        .82*    5.03*     .75*     5.10*      .75*    5.10*         3
     1997 (e)          43,738        .87     4.94      .75      5.06       .75     5.06          4
     1996 (e)          47,389       1.04     4.78      .75      5.07       .75     5.07         17
==================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the four months ended May 31.
(e)  For the year ended January 31.
(f)  From commencement of class operations as noted.

____
37

          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations    Less Distributions
                                      ---------------------    ------------------




PENNSYLVANIA**                                  Net
                                          Realized/
                                         Unrealized
                  Beginning       Net       Invest-                Net                        Ending                  Ending
                        Net   Invest-          ment            Invest-                           Net                     Net
Year Ended            Asset      ment          Gain               ment    Capital              Asset        Total     Assets
May 31,               Value    Income        (Loss)    Total    Income      Gains    Total     Value    Return(a)      (OOO)
-----------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
     2000           $ 10.45    $ .50     $ (1.03)    $ (.53)   $ (.51)   $ (.03)   $ (.54)    $ 9.38     (5.21)%     $ 55,564
     1999             10.68      .53        (.17)       .36      (.53)     (.06)     (.59)     10.45      3.42         70,865
     1998             10.25      .56         .45       1.01      (.56)     (.02)     (.58)     10.68     10.05         65,826
     1997             10.00      .57         .25        .82      (.57)       --      (.57)     10.25      8.37         55,667
     1996             10.21      .59        (.20)       .39      (.60)       --      (.60)     10.00      3.83         44,392
Class B (2/97)
     2000             10.47      .42       (1.03)      (.61)     (.43)     (.03)     (.46)      9.40     (5.91)         7,809
     1999             10.70      .45        (.17)       .28      (.45)     (.06)     (.51)     10.47      2.66          7,966
     1998             10.27      .48         .45        .93      (.48)     (.02)     (.50)     10.70      9.23          2,640
     1997 (d)         10.21      .16         .06        .22      (.16)       --      (.16)     10.27      2.18            229
Class C (2/94)
     2000             10.44      .44       (1.03)      (.59)     (.45)     (.03)     (.48)      9.37     (5.73)         9,672
     1999             10.68      .47        (.17)       .30      (.48)     (.06)     (.54)     10.44      2.80         13,167
     1998             10.25      .50         .45        .95      (.50)     (.02)     (.52)     10.68      9.50          8,912
     1997              9.99      .51         .26        .77      (.51)       --      (.51)     10.25      7.88          6,320
     1996             10.21      .53        (.21)       .32      (.54)       --      (.54)      9.99      3.16          4,442
Class R (2/97)
     2000             10.44      .51       (1.01)      (.50)     (.53)     (.03)     (.56)      9.38     (4.93)        51,788
     1999             10.68      .55        (.17)       .38      (.56)     (.06)     (.62)     10.44      3.55         61,044
     1998             10.25      .58         .45       1.03      (.58)     (.02)     (.60)     10.68     10.30         61,180
     1997 (d)         10.21      .20         .03        .23      (.19)       --      (.19)     10.25      2.31         57,383


                                                   Ratios/Supplemental Data
           ------------------------------------------------------------------------------------------------------------------
                           Before Credit/                   After                      After Credit/
                           Reimbursement               Reimbursement (b)             Reimbursement (c)
                           -------------               -----------------             -----------------
                                         Ratio                         Ratio                        Ratio
                                        of Net                        of Net                       of Net
                                       Invest-                       Invest-                      Invest-
                       Ratio of           ment       Ratio of           ment      Ratio of           ment
                       Expenses         Income       Expenses         Income      Expenses       Expenses
                             to             to             to             to            to             to
                        Average        Average        Average        Average       Average        Average     Portfolio
Year Ended                  Net            Net            Net            Net           Net            Net      Turnover
May 31,                  Assets         Assets         Assets         Assets        Assets         Assets          Rate
-----------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
     2000                1.12%          5.04%          1.10%          5.06%          1.09%          5.07%         16%
     1999                 .94           4.75            .69           5.00            .69           5.00          18
     1998                 .95           4.94            .61           5.28            .61           5.28          20
     1997                1.09           5.22            .70           5.61            .70           5.61          46
     1996                1.13           5.42            .79           5.76            .79           5.76          65
Class B (2/97)
     2000                1.89           4.30           1.87           4.32           1.86           4.32          16
     1999                1.69           4.02           1.45           4.25           1.45           4.26          18
     1998                1.70           4.14           1.34           4.50           1.34           4.50          20
     1997 (d)            1.72*          4.47*          1.35*          4.84*          1.35*          4.84*         46
Class C (2/94)
     2000                1.66           4.49           1.64           4.52           1.63           4.52          16
     1999                1.49           4.21           1.25           4.45           1.24           4.46          18
     1998                1.50           4.39           1.16           4.73           1.16           4.73          20
     1997                1.63           4.68           1.25           5.06           1.25           5.06          46
     1996                1.34           5.19           1.68           4.85           1.68           4.85          65
Class R (2/97)
     2000                 .94           5.24            .91           5.26            .91           5.27          16
     1999                 .74           4.95            .49           5.20            .49           5.20          18
     1998                 .75           5.14            .41           5.48            .41           5.48          20
     1997 (d)             .77*          5.45*           .39*          5.83*           .39*          5.83*         46
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
38

          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations                 Less Distributions
                                ----------------------------------     -----------------------------


VIRGINIA**                                          Net
                                              Realized/
                                             Unrealized
                  Beginning         Net         Invest-                    Net                            Ending
                        Net     Invest-            ment                Invest-                               Net
Year Ended            Asset        ment            Gain                   ment     Capital                 Asset           Total
May 31,               Value      Income          (Loss)      Total      Income       Gains     Total       Value      Return (a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
    2000          $   10.93       $ .53         $  (.83)    $ (.30)    $ (.52)      $ (.01)   $ (.53)      10.10          (2.72)
    1999              11.06         .53            (.10)       .43       (.53)        (.03)     (.56)      10.93           3.95
    1998              10.66         .56             .41        .97       (.56)        (.01)     (.57)      11.06           9.30
    1997              10.40         .58             .25        .83       (.57)          --      (.57)      10.66           8.20
    1996              10.56         .57            (.15)       .42       (.58)          --      (.58)      10.40           4.03
Class B (2/97)
    2000              10.93         .45            (.82)      (.37)      (.45)        (.01)     (.46)      10.10          (3.44)
    1999              11.06         .45            (.10)       .35       (.45)        (.03)     (.48)      10.93           3.20
    1998              10.66         .48             .41        .89       (.48)        (.01)     (.49)      11.06           8.53
    1997 (d)          10.62         .16             .04        .20       (.16)          --      (.16)      10.66           1.94
Class C (10/93)
    2000              10.92         .47            (.81)      (.34)      (.47)        (.01)     (.48)      10.10          (3.16)
    1999              11.06         .47            (.11)       .36       (.47)        (.03)     (.50)      10.92           3.30
    1998              10.65         .50             .42        .92       (.50)        (.01)     (.51)      11.06           8.81
    1997              10.39         .52             .26        .78       (.52)          --      (.52)      10.65           7.61
    1996              10.56         .51            (.16)       .35       (.52)          --      (.52)      10.39           3.37
Class R (2/97)
    2000              10.93         .55            (.82)      (.27)      (.55)        (.01)     (.56)      10.10          (2.49)
    1999              11.06         .56            (.10)       .46       (.56)        (.03)     (.59)      10.93           4.18
    1998              10.66         .59             .41       1.00       (.59)        (.01)     (.60)      11.06           9.54
    1997 (d)          10.62         .20             .04        .24       (.20)          --      (.20)      10.66           2.26
===============================================================================================================================

                                                            Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------
                                       Before Credit/          After             After Credit/
                                       Reimbursement     Reimbursement (b)     Reimbursement (c)
                                    ------------------   ------------------   -------------------
                                                 Ratio                Ratio                 Ratio
                                                of Net               of Net                of Net
                                               Invest-              Invest-               Invest-
                                    Ratio of      ment   Ratio of      ment   Ratio of       ment
                                    Expenses    Income   Expenses    Income   Expenses     Income
                           Ending         to        to         to        to         to         to
                              Net    Average   Average    Average   Average    Average    Average    Portfolio
Year Ended                 Assets        Net       Net        Net       Net        Net        Net     Turnover
May 31,                     (000)     Assets    Assets     Assets    Assets     Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
    2000                 $125,522       1.00%     5.07%      1.00%     5.07%       .99%      5.08%          22%
    1999                  138,941        .89      4.78        .86      4.81        .86       4.81           15
    1998                  133,966        .90      4.99        .74      5.15        .74       5.15            3
    1997                  122,252       1.00      5.19        .74      5.45        .74       5.45           23
    1996                  117,677       1.06      5.18        .83      5.41        .83       5.41           17
Class B (2/97)
    2000                   10,713       1.75      4.32       1.75      4.32       1.75       4.33           22
    1999                   10,419       1.64      4.02       1.61      4.05       1.61       4.06           15
    1998                    3,894       1.64      4.20       1.51      4.33       1.51       4.33            3
    1997 (d)                  381       1.66*     4.49*      1.47*     4.68*      1.47*      4.68*          23
Class C (10/93)
    2000                   14,263       1.55      4.53       1.55      4.53       1.54       4.53           22
    1999                   17,679       1.44      4.23       1.41      4.26       1.41       4.26           15
    1998                   15,660       1.44      4.44       1.29      4.59       1.29       4.59            3
    1997                   11,700       1.55      4.63       1.29      4.89       1.29       4.89           23
    1996                   10,978       1.60      4.62       1.38      4.84       1.38       4.84           17
Class R (2/97)
    2000                   50,403        .80      5.27        .80      5.27        .79       5.28           22
    1999                   56,728        .69      4.98        .66      5.01        .66       5.02           15
    1998                   58,734        .70      5.19        .54      5.35        .54       5.35            3
    1997 (d)               57,002        .71*     5.50*       .52*     5.69*       .52*      5.69*          23
==============================================================================================================

*       Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d)     From commencement of class operations as noted.

_____
39

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund (Maryland), Nuveen Flagship Pennsylvania Municipal Bond Fund (Pennsylvania), and Nuveen Flagship Virginia Municipal Bond Fund (Virginia) (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. We have also audited the financial highlights of Maryland for the two years ended January 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Pennsylvania and Virginia for the two years ended May 31, 1997 were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, and Nuveen Flagship Virginia Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, and the financial highlights of Maryland for the two years ended January 31, 1997, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

___
40

Fund Information



Board of Trustees                       Transfer Agent and
                                        Shareholder Services
Robert P. Bremner
Lawrence H. Brown                       Chase Global Funds Services Company
Anne E. Impellizzeri                    73 Tremont Street
Peter R. Sawers                         Boston, MA 02108
William J. Schneider
Timothy R. Schwertfeger                 (800) 257-8787
Judith M. Stockdale
                                        Legal Counsel
Fund Manager
                                        Morgan, Lewis &
Nuveen Advisory Corp.                   Bockius LLP
333 West Wacker Drive                   Washington, D.C.
Chicago, IL 60606
                                        Independent Public
                                        Accountants

                                        Arthur Andersen LLP
                                        Chicago, IL
___
41

     Serving
Investors
       For Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
       Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:
  Included in the Prospectus:
    Financial Highlights

  Accompanying the Statement of Additional Information are the Funds' most recent Annual Reports:
    Portfolio of Investments
    Statement of Net Assets
    Statement of Operations
    Statement of Changes in Net Assets.
    Report of Independent Public Accountants

Item 23: Exhibits.

 a.1       Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16617) and incorporated herein by reference thereto.
 a.2 Amendment to Declaration of Trust of Registrant dated Septem-ber 15, 2000.
 a.3 Amended Establishment and Designation of Series of Shares of Beneficial Interest dated September 15, 2000.
 a.4 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16617) and incorporated herein by reference thereto.
 a.5 Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-16617) and incorporated herein by ref-erence thereto.
 b. By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-istration Statement on Form N-1A (File No. 333-16617) and in-corporated herein by reference thereto.
 b.1       Amendment to By-Laws. Filed as Exhibit b.1 to Post-Effective
           Amendment No. 4 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16617) and incorporated herein by reference thereto.
 c.        Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16617) and incorporated herein by reference thereto.
 d.        Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference thereto.
 d.1       Renewal of Investment Management Agreement dated June 1, 2000.
 e.        Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference thereto.
 e.1       Renewal of Distribution Agreement dated July 31, 2000.
 f.        Not applicable.
 g.        Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16617) and incorporated herein by reference thereto.
 h.        Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company. Filed as Exhibit h to Post-Effective
           Amendment No. 3 to Registrant's Registration Statement on Form
           N-1A (File No. 333-16617) and incorporated by reference there-to.
 i.        Opinion of Morgan, Lewis, and Bockius LLP.
 j. Consent of Arthur Andersen LLP, Independent Public Accoun-tants.
 k.        Not applicable.
 l.        Not applicable.
 m.        Amended Plan of Distribution and Service Pursuant to Rule 12b-
           1 for the Class A Shares, Class B Shares and Class C Shares of each Fund. Filed as Exhibit m to Post-Effective Amendment No.
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16617) and incorporated herein by reference thereto.

     o.    Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-
           hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference
           thereto.
 99(a).    Original Powers of Attorney for all of Registrant's trustees, authorizing among others, Gifford R. Zimmerman and Alan G.
           Berkshire to execute the Registration Statement on his or her behalf.
 99(b).    Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-
           istrant's Registration Statement pursuant to power of attor-
           ney.
 99(c).    Code of Ethics and Reporting Requirements.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc., and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboain, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

John P. Amboian is President, formerly Executive Vice President and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President, formerly Executive Vice President and Chief Financial Officer of Nuveen Investments, the John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc. (since September
1999).

Item 27: Principal Underwriters

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Municipal Money Market Fund Inc., Nuveen Taxable Funds Inc., Nuveen Money Market Trust, Nuveen Investment Trust, Nuveen Investment Trust II, and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and
Principal
Business      Positions and Offices                Positions and Offices
Address       with Underwriter                     with Registrant
-------------------------------------------------------------------------------
Timothy R.    Chairman of the Board,               Chairman of the Board
Schwertfeger  Chief Executive Officer and Director and Director
333 West
Wacker Drive
Chicago, IL
60606
John P.       President                            None
Amboian
333 West
Wacker Drive
Chicago, IL
60606
William       Executive Vice President             None
Adams IV
333 West
Wacker Drive
Chicago, IL
60606
Alan G.       Senior Vice President and Secretary  Vice President and
Berkshire                                          Assistant Secretary
333 West
Wacker Drive
Chicago, IL
60606
Robert K.     Vice President                       None
Burke
333 West
Wacker Drive
Chicago, IL
60606
Peter H.      Vice President and Treasurer         Vice President and Treasurer
D'Arrigo
333 West
Wacker Drive
Chicago, IL
60606
Stephen D.    Vice President                       Vice President and
Foy                                                Controller
333 West
Wacker Drive
Chicago, IL
60606
Benjamin T.   Vice President                       None
Fulton
333 West
Wacker Drive
Chicago, IL
60606
Richard D.    Executive Vice President             None
Hughes
Two Radnor
Corporate
Center
Radnor, PA
19087
Anna R.       Vice President                       None
Kucinskis
333 West
Wacker Drive
Chicago, IL
60606
Robert B.     Vice President                       None
Kuppenheimer
19900 MacAr-
thur Blvd.
Irvine, CA
92612
Larry W.      Vice President and                   Vice President and
Martin        Assistant Secretary                  Assistant Secretary
333 West
Wacker Drive
Chicago, IL
60606
Thomas C.     Vice President                       None
Muntz
333 West
Wacker Drive
Chicago, IL
60606

                                                                 Positions and
Name and Principal           Positions and Offices               Offices
Business Address             with Underwriter                    with Registrant
-----------------------------------------------------------------------------------
Paul C. Williams             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Allen J. Williamson          Group President                     None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President and                  None
333 West Wacker Drive        Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                      Vice President and
333 West Wacker Drive        and Assistant Secretary             Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, 770 Broadway, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-16617 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of September, 2000.

                                      NUVEEN MULTISTATE TRUST I

                                          /s/ Gifford R. Zimmerman
                                      ------------------------------------------

                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 28, 2000
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee                   /s/ Gifford R.
         Peter R. Sawers         Trustee                  Zimmerman

                                                 By_____________________________

                                                     Gifford R. Zimmerman

   William J. Schneider     Trustee                       Attorney-in-Fact


   Judith M. Stockdale      Trustee
                                                      September 28, 2000

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant, has been executed and is filed as an exhibit to this Registration Statement.

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
     a.2   Amendment to Declaration of Trust of Registrant dated
           September 15, 2000.
     a.3   Amended Establishment and Designation of Shares dated
           September 15, 2000.
     d.1   Renewal of Investment Management Agreement dated June
           1, 2000.
     e.1   Renewal of Distribution Agreement dated July 31,
           2000.
     i.    Opinion of Morgan Lewis & Bockius LLP.
     j.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.


 99(a).    Powers of Attorney.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(c).    Code of Ethics and Reporting Requirements.